UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10253

Nuveen New York Dividend Advantage Municipal Fund 2
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: September 30

Date of reporting period: March 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Nuveen Investments to be acquired by TIAA-CREF

On April 14, 2014, TIAA-CREF announced that it had entered into an agreement to acquire Nuveen Investments, the parent company of your fund’s investment adviser, Nuveen Fund Advisors, LLC (“NFAL”) and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management (as of March 31, 2014) and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen anticipates that it will operate as a separate subsidiary within TIAA-CREF’s asset management business, and that its current leadership and key investment teams will stay in place.

Your Fund investment will not change as a result of Nuveen’s change of ownership. You will still own the same Fund shares and the underlying value of those shares will not change as a result of the transaction. NFAL and your Fund’s sub-adviser(s) will continue to manage your Fund according to the same objectives and policies as before, and we do not anticipate any significant changes to your Fund’s operations. Under the securities laws, the consummation of the transaction will result in the automatic termination of the investment management agreements between the Funds and NFAL and the investment sub-advisory agreements between NFAL and each Fund’s sub-adviser(s). New agreements will be presented to the Funds’ shareholders for approval, and, if approved, will take effect upon consummation of the transaction or such later time as shareholder approval is obtained.

The transaction, expected to be completed by year end, is subject to customary closing conditions.

Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Manager’s Comments	5

Fund Leverage	9

Common Share Information	11

Risk Considerations	13

Performance Overview and Holding Summaries	14

Shareholder Meeting Report	20

Portfolios of Investments	22

Statement of Assets and Liabilities	65

Statement of Operations	67

Statement of Changes in Net Assets	68

Statement of Cash Flows	70

Financial Highlights	72

Notes to Financial Statements	80

Additional Fund Information	94

Glossary of Terms Used in this Report	95

Reinvest Automatically, Easily and Conveniently	97

Nuveen Investments	3

Chairman’s Letter to Shareholders

Dear Shareholders,

Despite headwinds from slow growth, fiscal and political uncertainty in many countries and some fragile economies around the world, domestic and international equity markets increased significantly in 2013. The emerging markets equity sector was an exception. Other sectors, such as real estate, were flat to down a bit and commodities were notably negative in total return performance. The fixed income market also experienced losses in many sectors.

U.S. equities in particular hit numerous all-time highs during the past year, exceeding prior rising market trends. Europe and Asia struggled with political and financial stresses but Europe’s improving GDP in the second half provided hope that the region can exit recession. In Japan, the economic policies advocated by Prime Minister Shinzo Abe became a positive influence on the economy as deflationary pressures declined, while the economy in China started to stabilize due to monetary easing and supply side reforms. On the domestic front, the Federal Reserve stimulus continued throughout the year but discussion of reductions in the stimulus program caused historically low rates to rise and added to concern that interest rates could rise quickly in the near future. This provided challenges for fixed income investors.

The Federal Reserve’s decision to slow down its bond buying program beginning in December 2013, and the federal budget compromise over government spending into early 2015 were positive signs that the domestic economy is moving forward. We are beginning to experience an economy that can provide encouraging conditions for GDP growth, job growth and low inflation. Additionally, downward trending unemployment and a continuing rebound in the housing market adds to a positive economic scenario going forward.

However, the current year has experienced a tumultuous start. It is in these particularly volatile markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

William J. Schneider
Chairman of the Board
May 23, 2014

4	Nuveen Investments

Portfolio Manager’s Comments

Nuveen New York Municipal Value Fund, Inc. (NNY)
Nuveen New York Municipal Value Fund 2 (NYV)
Nuveen New York Performance Plus Municipal Fund, Inc. (NNP)
Nuveen New York Dividend Advantage Municipal Fund (NAN)
Nuveen New York Dividend Advantage Municipal Fund 2 (NXK)
Nuveen New York AMT-Free Municipal Income Fund (NRK)

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. Portfolio manager Scott R. Romans, PhD, assumed portfolio management responsibility for these six Funds in 2011. Here he reviews key investment strategies and the six-month performance of the Nuveen New York Funds.

What key strategies were used to manage these New York Funds during the six-month reporting period ended March 31, 2014?

During this reporting period, the municipal market environment shifted from one characterized by volatility and selling across the fixed income markets, triggered by uncertainty about the Federal Reserve’s actions and headline credit stories involving Detroit and Puerto Rico, to a more stable atmosphere. Municipal bonds rallied, driven by stronger demand and decreasing supply, and flows into municipal bond funds improved. For the reporting period as a whole, municipal bond prices nationwide generally rose. During this time, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that had the potential to perform well over the long term and helped us keep our Funds fully invested.

During this reporting period, we primarily focused on strategies that enabled us to take advantage of the higher coupons and attractive prices resulting from the pattern of outflows early in the period, predominately from high yield funds. This presented numerous opportunities to add lower rated credits to the New York Funds in the secondary market, both in positions already held and in issues new to the portfolios. In general, our focus was on purchasing health care bonds, industrial development revenue/pollution control revenue (IDR/PCR) credits, public transportation, continuing care retirement communities (CCRCs) and tobacco bonds. We continued to make incremental additions to our lower rated holdings throughout the reporting period.

We also participated in the primary market, where our purchases included bonds from the $2.1 billion new issue of AAA rated Long Island Power Authority (LIPA) bonds, which will be used to refinance a portion of LIPA’s lower-rated debt. In the aftermath of Hurricane Sandy in 2012, the New York state legislature made the decision to restructure the utility’s finances in an effort to reduce debt service costs and reinvest in improved customer service. The bond deal, which came to market in December 2013, marked the first time that a U.S. municipal utility issued tax-exempt bonds through a special purpose entity, the Utility Debt Securitization Authority, which was created by the state legislature in June 2013 to handle the borrowing. The bonds are backed by charges on LIPA’s 1.1 million customers in the New York suburbs of Nassau and Suffolk counties that cannot be revoked or altered.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch) Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Nuveen Investments	5

Portfolio Manager’s Comments (continued)

Also during this reporting period, S&P upgraded its credit rating on National Public Finance Guarantee Corp. (NPFG), the insurance subsidiary of MBIA, to AA-rated from A-rated, citing NPFG’s strong operating performance and competitive position in the financial guarantee market. As a result, the ratings on the Funds’ holdings of bonds backed by insurance from NPFG were similarly upgraded to AA-rated as of mid-March 2014. This action produced an increase in the percentage of our portfolios held in the AA-rated credit quality category (and a corresponding decrease in the A-rated category) improving the overall credit quality of the Funds.

Cash for new purchases during this period was generated primarily by proceeds from called and matured bonds, which we worked to redeploy to keep the Funds fully invested and support their income streams. We also sold the Funds’ holdings of subordinate sales tax revenue bonds issued by the Puerto Rico Sales Tax Financing Corporation (COFINA) and used some of the proceeds to begin replacing these bonds with COFINA senior sales tax bonds. This activity is further discussed in our comments on Puerto Rico at the end of the Portfolio Manager’s Comments section.

As of March 31, 2014, all six of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement. As part of our duration management strategies, NYV also continued to use forward interest rate swaps to manage duration and reduce price volatility risk to movements in U.S. interest rates relative to the Fund’s benchmarks. During this period, these swaps made a slightly negative contribution to performance as interest rates decreased at the long end of the yield curve, which affects the value of these swaps.

How did the Funds perform during the six-month reporting period ended March 31, 2014?

The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the six-month, one-year, five-year and ten-year periods ended March 31, 2014. Each Fund’s returns on common share net asset value (NAV) are compared with the performance of corresponding market indexes and Lipper classification average.

For the six months ended March 31, 2014, the total return on common share NAV for all six of these Funds exceeded the return for the S&P Municipal Bond New York Index and NYV, NNP, NAN, NXK and NRK also outperformed the national S&P Municipal Bond Index. For the same period, all of the Funds underperformed the average return for the Lipper New York Municipal Debt Funds Classification Average.

Key management factors that influenced the Funds’ returns during this reporting period included duration and yield curve positioning, credit exposure and sector allocation. The use of regulatory leverage also was a factor in the performance of NNP, NAN, NXK and NRK; NNY and NYV do not use regulatory leverage. Leverage is discussed in more detail later in this report.

As interest rates on longer bonds slipped and the yield curve flattened, municipal bonds with longer maturities generally outperformed those with shorter maturities. Overall, credits with long-intermediate maturities (15 years and longer) posted the best returns, while bonds at the shortest end of the municipal yield curve produced the weakest results. In general, the Funds’ durations and yield curve positioning were the key contributors to their performance. Consistent with our long-term strategy, all of these Funds tended to have longer durations than the municipal market in general, with overweightings in the longer parts of the yield curve that performed well and underweightings in the underperforming shorter end of the curve. This was beneficial for the Funds’ performance during this reporting period. In NNY and NYV, the two Funds that do not use regulatory leverage, the performance differential can be ascribed to NYV’s having the longer duration of the two.

Credit exposure was another positive factor in the Funds’ performance. In general, lower rated bonds were the top performers in the New York municipal market, as the environment shifted from tradeoff to rally and investors became more willing to accept risk. Overall, credits rated A, BBB, BB and B outperformed AAA- and AA-rated bonds. These Funds tended to be overweighted in the lower quality credit sectors relative to the market, which benefited their performance during this reporting period.

For the reporting period, revenue bonds generally outperformed tax-supported bonds as well as the municipal market as a whole. The top performing sectors in the New York municipal market included industrial development revenue (IDR) bonds and health care. In addition, transportation, water and sewer, education and housing credits generally outperformed the municipal market

6	Nuveen Investments

return. Tobacco credits backed by the 1998 master tobacco settlement agreement also were among the best performing market sectors, due in part to their longer effective durations and lower credit quality. All of these Funds had allocations of tobacco bonds issued by various state and territorial agencies, with NYV having the heaviest weighting in these credits.

In contrast, pre-refunded bonds, which are often backed by U.S. Treasury securities, were among the weaker performers during this reporting period. The underperformance of these bonds relative to the market can be attributed primarily to their shorter effective maturities and higher credit quality. All of these Funds except NYV had holdings of pre-refunded bonds, with NNP having the heaviest allocation of these bonds and NXK the smallest. General obligation (GO) bonds also trailed the market for the period, although by a substantially smaller margin than the pre-refunded category.

Shareholders also should be aware of developments in Puerto Rico that had an impact on the Funds’ holdings and performance, most recently the downgrade of Puerto Rico GO bonds and related debt to below investment grade. Puerto Rico’s continued economic weakening, escalating debt service obligations, and long-standing inability to deliver a balanced budget have led to several downgrades on its debt. Following the most recent round of rating reductions in February 2014, Moody’s, S&P and Fitch rated Puerto Rico GO debt at Ba2/BB+/BB, respectively, with negative outlooks. Ratings on sales tax bonds issued by the COFINA also have been lowered, with senior sales tax revenue bonds rated Baa1/AA-/AA- and subordinate sales tax revenue bonds rated Baa2/A+/A+ by Moody’s, S&P and Fitch, respectively, as of March 2014. The COFINA bonds were able to maintain a higher credit rating than the GOs because, unlike the revenue streams supporting some Puerto Rican issues, the sales taxes supporting the COFINA bonds cannot be diverted and used to support Puerto Rico’s GO bonds.

For the reporting period ended March 31, 2014, Puerto Rico paper underperformed the municipal market as a whole. During this reporting period, all of these Funds had small exposures to Puerto Rico bonds, generally between 1% and 4%. The effect on performance from their Puerto Rico holdings differed from Fund to Fund in line with the type and amount of its position, but on the whole, the small nature of our exposures helped to limit the negative impact of the underperformance. Puerto Rico bonds were originally added to our portfolios at times when in-state paper was scarce in order to keep the assets fully invested and working for the Funds. We found the Puerto Rico credits attractive because they offer higher yields, added diversification and triple exemption (i.e., exemption from most federal, state and local taxes). During this reporting period, as previously mentioned, we sold all of these Funds’ holdings of COFINA subordinate sales tax bonds and began replacing them with COFINA senior sales tax credits as attractive opportunities presented themselves. This was a tactical decision, based on the structure of the issuer and our confidence in the legal protections offered by the COFINA senior bonds. We believe that our decision to maintain some exposure to COFINA bonds may enable us to participate in any future upside.

As of period end, all of the New York Funds’ exposure to Puerto Rico consisted of COFINA senior sales tax credits or bonds that were insured or escrowed. NNP and NRK, which began this reporting period with allocations of approximately 3.7% and 4.1%, respectively, to Puerto Rico debt, held 2.8% and 3.5% of their assets in COFINA senior sales tax bonds and insured COFINA sales tax bonds at period end. NNY and NYV, which started the reporting period with 2.1% and 3.5% exposures to Puerto Rico, respectively, ended the period with 2.0% and 3.2% in COFINA senior bonds. NAN and NXK also had lower exposures to Puerto Rico at the end of the period, going from 1.6% to 0.8% in NAN and from 2.5% to 0.9% in NXK, all of which was invested in COFINA senior debt. A look at Puerto Rico’s tax-supported debt (GO, COFINA and guaranteed debt) as a whole makes it clear that the commonwealth’s debt was structured based on an assumption of a steadily growing economy. Unfortunately for Puerto Rico, its economy continues to struggle with high unemployment and population loss, among other problems. As a result, we believe that Puerto Rico bonds that lack a lien on specific revenues (e.g., COFINA sales tax bonds) or that are not backed by healthy bond insurers currently carry significant economic, fiscal and political risks.

Nuveen Investments	7

Portfolio Manager’s Comments (continued)

FUND REORGANIZATIONS

On August 6, 2013, the Funds’ Board of Directors/Trustees approved the following reorganizations for certain New York Funds included in this report, and submitted those reorganizations for shareholder approval:

Acquired Funds	Symbol	Acquiring Fund	Symbol
Nuveen New York Performance Plus Municipal Fund, Inc.	NNP	Nuveen New York Dividend Advantage Municipal Fund	NAN
Nuveen New York Dividend Advantage Municipal Fund 2	NXK

On May 9, 2014, the Funds announced that the annual shareholder meetings concluded without passing of the proposal to reorganize the Funds. While participating shareholders voted overwhelmingly in favor of the proposal, the overall level of shareholder participation was not high enough for the proposal to pass.

8	Nuveen Investments

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. As mentioned previously, NNY and NYV do not use regulatory leverage. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund’s net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Leverage had a positive impact on the performance of the Funds over this reporting period.

As of March 31, 2014, the Funds’ percentages of effective and regulatory leverage are as shown in the accompanying table:

	NNY	NYV	NNP	NAN	NXK	NRK
Effective Leverage*	2.76%	5.19%	37.82%	37.33%	35.16%	37.89%
Regulatory Leverage*	0.00%	0.00%	27.89%	28.85%	28.71%	31.82%

*
Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Nuveen Investments	9

Fund Leverage (continued)

THE FUNDS’ REGULATORY LEVERAGE

As of March 31, 2014, the following Funds have issued and outstanding MuniFund Term Preferred (MTP) Shares, Variable Rate MuniFund Term Preferred (VMTP) Shares and/or Variable Rate Demand Preferred (VRDP) Shares as shown in the accompanying table. As mentioned previously, NNY and NYV do not use regulatory leverage.

	MTP Shares				VMTP Shares		VRDP Shares
	Series	Shares Issued at Liquidation Value	Annual Interest Rate	NYSE Ticker	Series	Shares Issued at Liquidation Value	Series	Shares Issued at Liquidation Value	Total
NNP		$—	—	—	—	$—	$1	$89,000,000	$89,000,000
NAN	2015	$30,000,000	2.70%	NAN PRC	—	$—	—	$—
	2016	25,360,000	2.50%	NAN PRD	—	—	—	—
		$55,360,000							$55,360,000
NXK	2015	$37,890,000	2.55%	NXK PRC	—	$—	—	$—	$37,890,000

NRK	2015	$27,680,000	2.55%	NRK PRC	2014	$50,700,000	1	$112,300,000
		—	—	—	—	—	2	164,800,000
		—	—	—	—	—	3	161,700,000
		—	—	—	—	—	4	50,000,000
		$27,680,000				$50,700,000		$488,800,000	$567,180,000

Subsequent to the close of this reporting period, NRK redeemed its MTP and VMTP shares with the issuance of Institutional MuniFund Term Preferred Shares (iMTP) Refer to the Notes to Financial Statements, Note 1 – General Information and Significant Accounting Policies for further details on MTP, VMTP and VRDP Shares.

10	Nuveen Investments

Common Share Information

COMMON SHARE DIVIDEND INFORMATION

The following information regarding the Funds’ distributions is current as of March 31, 2014. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investments value changes.

During the current reporting period, the Funds’ monthly dividends to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Ex-Dividend Date	NNY	NYV	NNP	NAN	NXK	NRK
October 2013	$0.0310	$0.0560	$0.0710	$0.0630	$0.0550	$0.0690
November	0.0310	0.0560	0.0710	0.0630	0.0550	0.0690
December	0.0310	0.0560	0.0710	0.0630	0.0550	0.0690
January	0.0325	0.0560	0.0710	0.0630	0.0550	0.0690
February	0.0325	0.0560	0.0710	0.0630	0.0550	0.0690
March 2014	0.0325	0.0545	0.0710	0.0630	0.0550	0.0690

Ordinary Income Distribution***	$0.0011	$0.0008	$—	$0.0003	$0.0022	$—

Market Yield****	4.13%	4.68%	6.10%	5.68%	5.05%	6.48%
Taxable-Equivalent Yield****	6.15%	6.96%	9.08%	8.45%	7.51%	9.64%

***	Distribution paid in December 2013.

****
Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.8%. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund’s past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of March 31, 2014, all six Funds had positive UNII balances, based upon our best estimate, for tax purposes. NXK had a negative UNII balance while NNY, NYV, NNP, NAN and NRK had positive UNII balances for financial reporting purposes.

Nuveen Investments	11

Common Share Information (continued)

COMMON SHARE REPURCHASES

During November 2013, the Nuveen Funds’ Board of Directors/Trustees reauthorized the Funds’ open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.

As of March 31, 2014, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired common shares as shown in the accompanying table.

	NNY	NYV	NNP	NAN	NXK	NRK
Common Shares Cumulatively Repurchased and Retired	—	—	27,800	—	12,500	6,800
Common Shares Authorized for Repurchase	1,520,000	235,000	1,505,000	925,000	650,000	8,760,000

During the current reporting period, NXK repurchased and retired its common shares at a weighted average price per common share and a weighted average discount per common share as shown in the accompanying table.

NXK
Common Shares Repurchased and Retired	5,300
Weighted Average Price per Common Share Repurchased and Retired	$12.22
Weighted Average Discount per Common Share Repurchased and Retired	13.40%

OTHER COMMON SHARE INFORMATION

As of March 31, 2014, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NNY	NYV	NNP	NAN	NXK	NRK
Common Share NAV	$9.81	$15.54	$15.28	$14.73	$14.51	$13.87
Common Share Price	$9.44	$13.98	$13.96	$13.30	$13.07	$12.77
Premium/(Discount) to NAV	(3.77)%	(10.04)%	(8.64)%	(9.71)%	(9.92)%	(7.93)%
6-Month Average Premium/(Discount) to NAV	(6.96)%	(10.21)%	(9.37)%	(10.23)%	(10.75)%	(9.33)%

12	Nuveen Investments

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Price and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the municipal securities owned by the Fund, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like these Funds frequently trade at a discount to their net asset value (NAV). Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful. Certain aspects of the recently adopted Volcker Rule may limit the availability of tender option bonds, which are used by the Funds for leveraging and duration management purposes. The effects of this new Rule, expected to take effect in mid-2015, may make it more difficult for a Fund to maintain current or desired levels of leverage and may cause the Fund to incur additional expenses to maintain its leverage.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Inverse Floater Risk. The Funds invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the Fund could lose more than its original principal investment.

Nuveen Investments	13

NNY
Nuveen New York Municipal Value Fund, Inc.
Performance Overview and Holding Summaries as of March 31, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

Average Annual Total Returns as of March 31, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NNY at Common Share NAV	3.68%	(0.78)%	5.66%	4.23%
NNY at Common Share Price	7.49%	(2.80)%	5.59%	4.72%
S&P Municipal Bond New York Index	3.47%	0.51%	5.75%	4.46%
S&P Municipal Bond Index	3.92%	0.32%	6.17%	4.51%
Lipper New York Municipal Debt Funds Classification Average	6.40%	(1.51)%	8.92%	4.66%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Municipal Bonds	96.0%
Floating Rate Obligations	(2.2)%
Other Assets Less Liabilities	6.2%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	22.4%
Education and Civic Organizations	16.2%
Transportation	13.4%
Health Care	11.5%
Utilities	7.8%
Tax Obligation/General	7.2%
U.S. Guaranteed	5.7%
Water and Sewer	5.6%
Other Industries	10.2%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	19.7%
AA	38.5%
A	15.7%
BBB	8.2%
BB or Lower	11.9%
N/R	6.0%

14	Nuveen Investments

NYV
Nuveen New York Municipal Value Fund 2
Performance Overview and Holding Summaries as of March 31, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

Average Annual Total Returns as of March 31, 2014

	Cumulative	Average Annual
			Since
	6-Month	1-Year	Inception
NYV at Common Share NAV	4.77%	(0.43)%	6.35%
NYV at Common Share Price	2.39%	(5.77)%	3.39%
S&P Municipal Bond New York Index	3.47%	0.51%	5.36%
S&P Municipal Bond Index	3.92%	0.32%	5.73%
Lipper New York Municipal Debt Funds Classification Average	6.40%	(1.51)%	6.08%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Municipal Bonds	96.4%
Other Assets Less Liabilities	3.6%

Portfolio Composition2
(% of total investments)
Tax Obligation/Limited	28.7%
Health Care	19.9%
Education and Civic Organizations	14.8%
Housing/Multifamily	13.7%
Transportation	11.2%
Other Industries	11.7%

Credit Quality2
(% of total investment exposure)
AAA/U.S. Guaranteed	17.9%
AA	38.0%
A	23.1%
BBB	8.3%
BB or Lower	7.7%
N/R	5.0%

1      Since inception returns are from 4/28/09.

2      Excluding investments in derivatives.

Nuveen Investments	15

NNP
Nuveen New York Performance Plus Municipal Fund, Inc.
Performance Overview and Holding Summaries as of March 31, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

Average Annual Total Returns as of March 31, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NNP at Common Share NAV	5.64%	(2.01)%	7.88%	5.11%
NNP at Common Share Price	5.26%	(10.13)%	9.90%	4.38%
S&P Municipal Bond New York Index	3.47%	0.51%	5.75%	4.46%
S&P Municipal Bond Index	3.92%	0.32%	6.17%	4.51%
Lipper New York Municipal Debt Funds Classification Average	6.40%	(1.51)%	8.92%	4.66%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Municipal Bonds	147.9%
Common Stocks	1.1%
Convertible Preferred Securities	0.1%
Floating Rate Obligations	(14.2)%
Variable Rate Demand Preferred Shares	(38.7)%
Other Assets Less Liabilities	3.8%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	22.6%
Education and Civic Organizations	17.7%
Health Care	11.4%
Tax Obligation/General	9.1%
U.S. Guaranteed	8.0%
Utilities	7.7%
Transportation	7.1%
Water and Sewer	5.6%
Other Industries	10.8%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	22.1%
AA	43.4%
A	12.1%
BBB	6.9%
BB or Lower	8.3%
N/R	6.5%
N/A (not applicable)	0.7%

16	Nuveen Investments

NAN
Nuveen New York Dividend Advantage Municipal Fund
Performance Overview and Holding Summaries as of March 31, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

Average Annual Total Returns as of March 31, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NAN at Common Share NAV	5.51%	(1.89)%	8.46%	5.08%
NAN at Common Share Price	6.06%	(6.72)%	9.87%	4.19%
S&P Municipal Bond New York Index	3.47%	0.51%	5.75%	4.46%
S&P Municipal Bond Index	3.92%	0.32%	6.17%	4.51%
Lipper New York Municipal Debt Funds Classification Average	6.40%	(1.51)%	8.92%	4.66%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Municipal Bonds	145.6%
Floating Rate Obligations	(12.0)%
MuniFund Term Preferred Shares	(40.6)%
Other Assets Less Liabilities	7.0%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	22.6%
Transportation	13.7%
Education and Civic Organizations	12.6%
Health Care	11.6%
Tax Obligation/General	10.0%
Utilities	7.8%
Water and Sewer	4.4%
Other Industries	17.3%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	17.8%
AA	40.1%
A	16.4%
BBB	6.4%
BB or Lower	11.5%
N/R	7.8%

Nuveen Investments	17

NXK
Nuveen New York Dividend Advantage Municipal Fund 2
Performance Overview and Holding Summaries as of March 31, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

Average Annual Total Returns as of March 31, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NXK at Common Share NAV	4.66%	(2.83)%	7.83%	5.00%
NXK at Common Share Price	5.71%	(6.62)%	9.09%	4.26%
S&P Municipal Bond New York Index	3.47%	0.51%	5.75%	4.46%
S&P Municipal Bond Index	3.92%	0.32%	6.17%	4.51%
Lipper New York Municipal Debt Funds Classification Average	6.40%	(1.51)%	8.92%	4.66%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Municipal Bonds	147.6%
Floating Rate Obligations	(12.2)%
MuniFund Term Preferred Shares	(40.3)%
Other Assets Less Liabilities	4.9%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	26.9%
Education and Civic Organizations	18.4%
Transportation	15.8%
Health Care	8.1%
Utilities	7.5%
Tax Obligation/General	7.2%
Other Industries	16.1%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	22.1%
AA	36.1%
A	18.0%
BBB	7.0%
BB or Lower	11.3%
N/R	5.5%

18	Nuveen Investments

NRK
Nuveen New York AMT-Free Municipal Income Fund
Performance Overview and Holding Summaries as of March 31, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

Average Annual Total Returns as of March 31, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NRK at Common Share NAV	5.35%	(1.68)%	5.41%	4.36%
NRK at Common Share Price	7.85%	(6.01)%	7.48%	3.81%
S&P Municipal Bond New York Index	3.47%	0.51%	5.75%	4.46%
S&P Municipal Bond Index	3.92%	0.32%	6.17%	4.51%
Lipper New York Municipal Debt Funds Classification Average	6.40%	(1.51)%	8.92%	4.66%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Municipal Bonds	155.1%
Floating Rate Obligations	(10.7)%
MuniFund Term Preferred Shares	(2.3)%
Variable Rate MuniFund Term Preferred Shares	(4.2)%
Variable Rate Demand Preferred Shares	(40.2)%
Other Assets Less Liabilities	2.3%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	34.5%
Education and Civic Organizations	18.8%
Transportation	9.0%
Utilities	7.7%
U.S. Guaranteed	7.5%
Tax Obligation/General	7.1%
Health Care	6.8%
Other Industries	8.6%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	24.4%
AA	50.1%
A	16.0%
BBB	3.0%
BB or Lower	5.8%
N/R	0.7%

Nuveen Investments	19

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on January 10, 2014 for NAN, NNP and NXK; at this meeting the shareholders were asked to vote on the election of Board Members, the approval of an Agreement and Plan of Reorganization and the Issuance of Additional Common Shares. The meeting was subsequently adjourned to February 7, 2014 and March 7, 2014.

	NAN			NNP		NXK
	Common Shares	Common and Preferred shares voting together as a class	Preferred Shares	Common and Preferred shares voting together as a class	Preferred Shares	Common and Preferred shares voting together as a class	Preferred Shares
To approve an Agreement and Plan of Reorganization
For	—	—	2,044,429	7,500,675	890	5,223,176	1,958,857
Against	—	—	90,479	405,387	—	343,200	58,918
Abstain	—	—	73,578	497,534	—	93,807	18,000
Broker Non-Votes	—	—	3,060,340	5,508,500	—	4,126,391	1,632,513
Total	—	—	5,268,826	13,912,096	890	9,786,574	3,668,288
To approve the issuance of additional common shares in connection with each Reorganization.
For	4,438,950	6,471,667	—	—	—	—	—
Against	304,413	401,309	—	—	—	—	—
Abstain	185,522	264,395	—	—	—	—	—
Total	4,928,885	7,137,371	—	—	—	—	—
Approval of the Board Members was reached as follows:
William Adams IV
For	—	12,509,193	—	13,237,198	—	8,318,383	—
Withhold	—	1,132,055	—	454,882	—	1,299,998	—
Total	—	13,641,248	—	13,692,080	—	9,618,381	—
Robert P. Bremner
For	—	—	—	13,230,144	—	—	—
Withhold	—	—	—	461,936	—	—	—
Total	—	—	—	13,692,080	—	—	—
Jack B. Evans
For	—	—	—	13,236,329	—	—	—
Withhold	—	—	—	455,751	—	—	—
Total	—	—	—	13,692,080	—	—	—
William C. Hunter
For	—	—	4,542,361	—	890	—	2,612,470
Withhold	—	—	689,691	—	—	—	1,055,819
Total	—	—	5,232,052	—	890	—	3,668,289
David J. Kundert
For	—	12,516,839	—	13,233,685		8,170,842	—
Withhold	—	1,124,409	—	458,395	—	1,447,539	—
Total	—	13,641,248	—	13,692,080		9,618,381	—
John K. Nelson
For	—	12,517,339	—	13,241,074	—	8,322,095	—
Withhold	—	1,123,909	—	451,006	—	1,296,286	—
Total	—	13,641,248	—	13,692,080	—	9,618,381	—
William J. Schneider
For	—	—	4,542,861	—	890	—	2,612,470
Withhold	—	—	689,191	—	—	—	1,055,819
Total	—	—	5,232,052	—	890	—	3,668,289

20	Nuveen Investments

	NAN			NNP		NXK
	Common Shares	Common and Preferred shares voting together as a class	Preferred Shares	Common and Preferred shares voting together as a class	Preferred Shares	Common and Preferred shares voting together as a class	Preferred Shares
Approval of the Board Members was reached as follows:
Thomas S. Schreier
For	—	—	—	13,241,538	—	—	—
Withhold	—	—	—	450,542	—	—	—
Total	—	—	—	13,692,080	—	—	—
Judith M. Stockdale
For	—	—	—	13,241,661	—	—	—
Withhold	—	—	—	450,419	—	—	—
Total	—	—	—	13,692,080	—	—	—
Carole E. Stone
For	—	—	—	13,256,444	—	—	—
Withhold	—	—	—	435,636	—	—	—
Total	—	—	—	13,692,080	—	—	—
Virginia L. Stringer
For	—	—	—	13,247,095	—	—	—
Withhold	—	—	—	444,985	—	—	—
Total	—	—	—	13,692,080	—	—	—
Terence J. Toth
For	—	12,512,339	—	13,229,753	—	8,322,095	—
Withhold	—	1,128,909	—	462,327	—	1,296,286	—
Total	—	13,641,248	—	13,692,080	—	9,618,381	—

Nuveen Investments	21

NNY
Nuveen New York Municipal Value Fund, Inc.
Portfolio of Investments
March 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 96.0% (100.0% of Total Investments)
	MUNICIPAL BONDS – 96.0% (100.0% of Total Investments)
	Consumer Discretionary – 1.5% (1.6% of Total Investments)
$275	New York City Industrial Development Agency, New York, Liberty Revenue Bonds, IAC/InterActiveCorp, Series 2005, 5.000%, 9/01/35	9/15 at 100.00	BBB	$275,223
1,950	Seneca Nation of Indians Capital Improvements Authority, New York, Special Obligation Bonds, Series 2007A, 5.000%, 12/01/23	6/17 at 100.00	BB	1,990,482
2,225	Total Consumer Discretionary			2,265,705
	Consumer Staples – 2.0% (2.1% of Total Investments)
800	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2006A-3, 5.000%, 6/01/35	6/16 at 100.00	B	604,520
125	New York Counties Tobacco Trust II, Tobacco Settlement Pass-Through Bonds, Series 2001, 5.250%, 6/01/25	6/14 at 100.00	A1	124,989
1,090	New York Counties Tobacco Trust III, Tobacco Settlement Pass-Through Bonds, Series 2003, 5.750%, 6/01/33	6/14 at 100.00	A1	1,090,338
75	Rensselaer Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2001A, 5.200%, 6/01/25	6/14 at 100.00	A1	72,740
	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
780	4.750%, 6/01/22	6/16 at 100.00	BBB–	767,263
345	5.000%, 6/01/26	6/16 at 100.00	BB–	314,091
3,215	Total Consumer Staples			2,973,941
	Education and Civic Organizations – 15.5% (16.2% of Total Investments)
275	Albany Industrial Development Agency, New York, Revenue Bonds, Albany Law School, Series 2007A, 5.000%, 7/01/31	7/17 at 100.00	BBB	281,223
415	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/37	4/17 at 100.00	BB+	372,155
1,350	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.250%, 7/15/40	1/20 at 100.00	BBB–	1,461,186
750	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Enterprise Charter School Project, Series 2011A, 7.500%, 12/01/40	12/20 at 100.00	B	767,603
90	Cattaraugus County Industrial Development Agency, New York, Revenue Bonds, St. Bonaventure University, Series 2006, 5.000%, 5/01/23	5/16 at 100.00	BBB–	91,061
1,175	Dormitory Authority of the State of New York, General Revenue Bonds, Manhattan College, Series 2007A, 5.000%, 7/01/41 – RAAI Insured	7/17 at 100.00	N/R	1,179,453
415	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2013A, 5.000%, 7/01/44	7/23 at 100.00	A–	433,567
1,000	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of Technology, Series 2007, 5.250%, 7/01/34 – FGIC Insured	No Opt. Call	AA–	1,085,660
505	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2004A, 5.000%, 7/01/29 – NPFG Insured	7/15 at 100.00	Aa2	528,634
525	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.250%, 7/01/30	7/20 at 100.00	A–	571,379
280	Dormitory Authority of the State of New York, Revenue Bonds, St. Joseph’s College, Series 2010, 5.250%, 7/01/35	7/20 at 100.00	Baa3	289,383
2,170	Dutchess County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bard College Refunding, Series 2007-A1, 5.000%, 8/01/46	8/17 at 100.00	Ba1	1,897,752
265	Hempstead Town Industrial Development Agency, New York, Revenue Bonds, Adelphi University, Civic Facility Project, Series 2005, 5.000%, 10/01/35	10/15 at 100.00	A	276,880

22	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$300	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi University Project, Series 2013, 5.000%, 9/01/43	9/23 at 100.00	A	$314,334
880	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Molloy College Project, Series 2009, 5.750%, 7/01/39	7/19 at 100.00	BBB+	926,869
	Monroe County Industrial Development Corporation, New York, Revenue Bonds, St. John Fisher College, Series 2011:
1,000	6.000%, 6/01/30	6/21 at 100.00	BBB+	1,100,910
1,000	6.000%, 6/01/34	6/21 at 100.00	BBB+	1,082,620
3,000	Monroe County Industrial Development Corporation, New York, Revenue Bonds, University of Rochester Project, Series 2011B, 5.000%, 7/01/41	7/21 at 100.00	AA–	3,184,110
245	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, St. Francis College, Series 2004, 5.000%, 10/01/34	10/14 at 100.00	A–	246,122
260	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Vaughn College of Aeronautics, Series 2006A, 5.000%, 12/01/28	12/16 at 100.00	BB	250,812
	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
1,500	5.000%, 1/01/39 – AMBAC Insured	1/17 at 100.00	Ba1	1,398,150
1,175	4.750%, 1/01/42 – AMBAC Insured	1/17 at 100.00	Ba1	1,032,825
	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006:
1,610	4.500%, 3/01/39 – FGIC Insured	9/16 at 100.00	BBB	1,610,129
800	4.750%, 3/01/46 – NPFG Insured	9/16 at 100.00	AA–	804,768
170	Seneca County Industrial Development Authority, New York, Revenue Bonds, New York Chiropractic College, Series 2007, 5.000%, 10/01/27	10/17 at 100.00	BBB	173,995
1,345	Tompkins County Development Corporation, New York, Revenue Bonds, Ithaca College, Series 2011, 5.375%, 7/01/41 – AGM Insured	1/21 at 100.00	A2	1,439,002
300	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010A, 5.125%, 9/01/40	9/20 at 100.00	A–	312,117
22,800	Total Education and Civic Organizations			23,112,699
	Financials – 1.3% (1.3% of Total Investments)
1,705	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2007, 5.500%, 10/01/37	No Opt. Call	A	1,925,337
	Health Care – 11.1% (11.5% of Total Investments)
990	Albany Industrial Development Agency, New York, Revenue Bonds, Saint Peter’s Hospital, Series 2008D, 5.750%, 11/15/27	11/17 at 100.00	A+	1,069,358
1,005	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/29 – FGIC Insured	2/15 at 100.00	AA–	1,035,703
995	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, New York Hospital Medical Center of Queens, Series 2007, 4.650%, 8/15/27	2/17 at 100.00	N/R	1,033,258
700	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, Montefiore Medical Center, Series 2005, 5.000%, 2/01/22 – FGIC Insured	2/15 at 100.00	AA–	723,562
1,825	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, St. Lukes Roosevelt Hospital, Series 2005, 4.900%, 8/15/31	8/15 at 100.00	N/R	1,898,529
350	Dormitory Authority of the State of New York, Highland Hospital of Rochester Revenue Bonds, Series 2010, 5.000%, 7/01/26	7/20 at 100.00	A2	383,030
	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008:
1,060	6.500%, 12/01/21	12/18 at 100.00	Ba1	1,127,172
565	6.125%, 12/01/29	12/18 at 100.00	Ba1	570,983
1,155	6.250%, 12/01/37	12/18 at 100.00	Ba1	1,156,721
2,350	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan Kettering Cancer Center, Series 2006-1, 5.000%, 7/01/35	7/16 at 100.00	AA	2,458,147

Nuveen Investments	23

NNY	Nuveen New York Municipal Value Fund, Inc.
Portfolio of Investments (continued)
March 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$940	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian Hospital, Series 2004A, 5.250%, 8/15/15 – AGM Insured	8/14 at 100.00	AA	$957,183
2,100	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2011A, 6.000%, 7/01/40	7/20 at 100.00	A–	2,304,519
290	Livingston County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Nicholas H. Noyes Hospital, Series 2005, 6.000%, 7/01/30	6/14 at 100.00	BB	290,041
	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Oneida Health System, Series 2007A:
280	5.250%, 2/01/27	2/17 at 100.00	BBB–	280,636
260	5.500%, 2/01/32	2/17 at 100.00	BBB–	260,047
295	Suffolk County Economic Development Corporation, New York, Revenue Refunding Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2011, 5.000%, 7/01/28	7/21 at 100.00	BBB+	310,732
500	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital, Series 2001A, 7.125%, 7/01/31	7/14 at 100.00	B+	500,130
155	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital, Series 2001B, 7.125%, 7/01/31	6/14 at 100.00	B+	155,040
15,815	Total Health Care			16,514,791
	Housing/Multifamily – 1.8% (1.8% of Total Investments)
285	East Syracuse Housing Authority, New York, FHA-Insured Section 8 Assisted Revenue Refunding Bonds, Bennet Project, Series 2001A, 6.700%, 4/01/21	10/14 at 100.00	AA	285,775
1,000	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2009C-1, 5.500%, 11/01/34	5/19 at 100.00	AA	1,055,400
1,250	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2009M, 5.150%, 11/01/45	5/19 at 100.00	AA	1,291,375
2,535	Total Housing/Multifamily			2,632,550
	Housing/Single Family – 1.1% (1.1% of Total Investments)
925	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 130, 4.650%, 4/01/27 4/01/27 (Alternative Minimum Tax)	4/15 at 100.00	Aa1	930,522
705	New York State Mortgage Agency, Mortgage Revenue Bonds, Thirty-Third Series A, 4.750%, 4/01/23 (Alternative Minimum Tax)	4/15 at 100.00	Aaa	711,126
1,630	Total Housing/Single Family			1,641,648
	Long-Term Care – 2.0% (2.1% of Total Investments)
435	Dormitory Authority of the State of New York, GNMA Collateralized Revenue Bonds, Cabrini of Westchester Project, Series 2006, 5.200%, 2/15/41	2/17 at 103.00	AA+	452,926
270	Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of Queens Nursing Home Revenue Bonds, Series 2006, 5.000%, 11/01/31	11/16 at 100.00	B1	240,899
135	Dormitory Authority of the State of New York, Revenue Bonds, Providence Rest, Series 2005, 5.000%, 7/01/35 – ACA Insured	7/15 at 100.00	N/R	129,862
610	Erie County Industrial Development Agency, New York, Revenue Bonds, Orchard Park CCRC Inc. Project, Series 2006A, 6.000%, 11/15/36	11/16 at 100.00	N/R	602,515
100	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2000, 8.125%, 7/01/19	6/14 at 100.00	N/R	100,157
260	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2001A-1, 7.250%, 7/01/16	7/14 at 100.00	N/R	260,731
820	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1, 5.500%, 7/01/18	7/16 at 101.00	N/R	790,291
235	Suffolk County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008-B1, 5.800%, 7/01/23	7/16 at 101.00	N/R	229,966
225	Yonkers Industrial Development Agency, New York, Civic Facilities Revenue Bonds, Special Needs Facilities Pooled Program Bonds, Series 2008-C1, 5.800%, 7/01/23	7/16 at 101.00	N/R	211,561
3,090	Total Long-Term Care			3,018,908

24	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Materials – 0.2% (0.2% of Total Investments)
$240	Jefferson County Industrial Development Agency, New York, Solid Waste Disposal Revenue Bonds, International Paper Company Project, Series 2003A, 5.200%, 12/01/20 (Alternative Minimum Tax)	5/14 at 100.00	BBB	$240,120
	Tax Obligation/General – 6.9% (7.2% of Total Investments)
4,760	New York City, New York, General Obligation Bonds, Fiscal 2008 Series D, 5.125%, 12/01/25	12/17 at 100.00	AA	5,407,027
1,000	New York City, New York, General Obligation Bonds, Fiscal 2014 Series A-1, 5.000%, 8/01/26	8/23 at 100.00	AA	1,141,240
625	New York City, New York, General Obligation Bonds, Fiscal Series 2004E, 5.000%, 11/01/19 – AGM Insured	11/14 at 100.00	AA	642,169
35	New York City, New York, General Obligation Bonds, Fiscal Series 2005F-1, 5.000%, 9/01/19 – SYNCORA GTY Insured	9/15 at 100.00	AA	37,307
2,795	New York City, New York, General Obligation Bonds, Fiscal Series 2007A, 5.000%, 8/01/25	8/16 at 100.00	AA	3,034,979
9,215	Total Tax Obligation/General			10,262,722
	Tax Obligation/Limited – 21.5% (22.4% of Total Investments)
395	Dormitory Authority of the State of New York, Department of Health Revenue Bonds, Series 2005A, 5.250%, 7/01/24 – CIFG Insured	7/15 at 100.00	AA–	417,428
	Dormitory Authority of the State of New York, Second General Resolution Consolidated Revenue Bonds, City University System, Series 1993A:
1,000	5.750%, 7/01/18	No Opt. Call	AA–	1,106,010
1,400	6.000%, 7/01/20	No Opt. Call	AA–	1,663,466
6,290	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012D, 5.000%, 2/15/37	No Opt. Call	AAA	6,748,227
1,500	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2009B, 5.000%, 11/15/34	11/19 at 100.00	AA	1,600,845
560	Monroe Newpower Corporation, New York, Power Facilities Revenue Bonds, Series 2003, 5.500%, 1/01/34	1/15 at 100.00	A–	561,210
	New York City Sales Tax Asset Receivable Corporation, New York, Dedicated Revenue Bonds, Local Government Assistance Corporation, Series 2004A:
740	5.000%, 10/15/25 – NPFG Insured	10/14 at 100.00	AAA	758,988
550	5.000%, 10/15/26 – NPFG Insured	10/14 at 100.00	AAA	564,053
1,890	5.000%, 10/15/29 – AMBAC Insured	10/14 at 100.00	AAA	1,935,303
1,200	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2007S-2, 5.000%, 1/15/28 – FGIC Insured	1/17 at 100.00	AA–	1,296,768
1,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2009-S5, 5.250%, 1/15/39	1/19 at 100.00	AA–	1,635,585
1,530	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007C-1, 5.000%, 11/01/27	11/17 at 100.00	AAA	1,706,072
2,100	New York State Environmental Facilities Corporation, State Personal Income Tax Revenue Bonds, Series 2008A, 5.000%, 12/15/27 (UB)	12/17 at 100.00	AAA	2,331,882
840	New York State Housing Finance Agency, State Personal Income Tax Revenue Bonds, Economic Development and Housing, Series 2006A, 5.000%, 3/15/36	9/15 at 100.00	AAA	880,160
865	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B, 5.000%, 4/01/21 – AMBAC Insured	10/15 at 100.00	AA	924,105
1,175	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2007, 5.000%, 4/01/27	10/17 at 100.00	AA	1,289,621
2,450	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2005B, 5.500%, 4/01/20 – AMBAC Insured (UB) (4)	No Opt. Call	AA	2,950,658
600	New York State Urban Development Corporation, Special Project Revenue Bonds, University Facilities Grants, Series 1995, 5.875%, 1/01/21	No Opt. Call	AA–	729,564
20,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%,8/01/43 – NPFG Insured	No Opt. Call	AA–	2,910,400
46,585	Total Tax Obligation/Limited			32,010,345
Nuveen Investments	25

NNY	Nuveen New York Municipal Value Fund, Inc.
Portfolio of Investments (continued)
March 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation – 12.8% (13.4% of Total Investments)
$2,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2007B, 5.000%, 11/15/33	11/17 at 100.00	A+	$2,604,400
3,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2008A, 5.250%, 11/15/36	11/17 at 100.00	A+	3,138,030
1,100	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013E, 5.000%, 11/15/31	11/23 at 100.00	A+	1,194,875
1,500	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007, 5.875%, 10/01/46 (5)	10/17 at 102.00	N/R	584,340
1,600	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)	6/14 at 100.00	BB	1,548,128
1,000	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, JFK Airport – American Airlines Inc., Series 2002B, 8.500%, 8/01/28 (Alternative Minimum Tax)	8/14 at 100.00	N/R	1,062,650
700	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, Terminal One Group JFK Project, Series 2005, 5.500%, 1/01/24 (Alternative Minimum Tax)	1/16 at 100.00	A3	746,095
1,000	New York City Industrial Development Agency, New York, Special Facility Revenue Bonds, JetBlue Airways Corporation Project, Series 2006, 5.125%, 5/15/30 (Alternative Minimum Tax)	6/14 at 100.00	B	964,320
660	New York Liberty Development Corporation, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+	683,430
55	New York State Thruway Authority, General Revenue Bonds, Series 2005F, 5.000%, 1/01/30 – AMBAC Insured	1/15 at 100.00	A	56,565
400	New York State Thruway Authority, General Revenue Bonds, Series 2005G, 5.000%, 1/01/30 – AGM Insured	7/15 at 100.00	AA	418,260
500	Niagara Frontier Airport Authority, New York, Airport Revenue Bonds, Buffalo Niagara International Airport, Series 1999A, 5.625%, 4/01/29 – NPFG Insured (Alternative Minimum Tax)	10/14 at 100.00	AA–	503,505
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005:
1,000	5.000%, 12/01/28 – SYNCORA GTY Insured	6/15 at 101.00	AA–	1,056,030
435	5.000%, 12/01/31 – SYNCORA GTY Insured	6/15 at 101.00	AA–	456,402
325	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 18.022%, 8/15/32 – AGM Insured (IF)	8/17 at 100.00	AA	431,327
1,100	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/38	12/23 at 100.00	AA–	1,193,379
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
225	6.500%, 12/01/28	12/15 at 100.00	BBB	235,186
1,160	6.000%, 12/01/36	12/20 at 100.00	BBB	1,273,877
780	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2002E, 5.500%, 11/15/20 – NPFG Insured	No Opt. Call	AA–	950,633
19,040	Total Transportation			19,101,432
	U.S. Guaranteed – 5.5% (5.7% of Total Investments) (6)
1,260	Dormitory Authority of the State of New York, Judicial Facilities Lease Revenue Bonds, Suffolk County Issue, Series 1986, 7.375%, 7/01/16 (ETM)	No Opt. Call	Aaa	1,366,772
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F:
260	5.000%, 3/15/21 (Pre-refunded 3/15/15) – AGM Insured	3/15 at 100.00	AA (6)	271,895
15	5.000%, 3/15/21 (Pre-refunded 3/15/15) – AGM Insured	3/15 at 100.00	AAA	15,697

26	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
$25	Dormitory Authority of the State of New York, Suffolk County, Lease Revenue Bonds, Judicial Facilities, Series 1991A, 9.500%, 4/15/14 – FGIC Insured (ETM)	4/14 at 106.27	N/R (6)	$25,059
200	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District, Series 2004, 5.750%, 5/01/26 (Pre-refunded 5/01/14) – AGM Insured	5/14 at 100.00	AA (6)	200,940
960	Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, Series 1997B, 5.000%, 7/01/20 – AMBAC Insured (ETM)	6/14 at 100.00	N/R (6)	1,002,874
1,690	New York City Housing Development Corporation, New York, Capital Fund Program Revenue Bonds, New York Housing Authority Program, Series 2005A, 5.000%, 7/01/25 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	AA+ (6)	1,791,552
750	New York City, New York, General Obligation Bonds, Fiscal Series 2004C, 5.250%, 8/15/16 (Pre-refunded 8/15/14)	8/14 at 100.00	Aa2 (6)	764,325
375	New York City, New York, General Obligation Bonds, Fiscal Series 2004E, 5.000%, 11/01/19 (Pre-refunded 11/01/14) – AGM Insured	11/14 at 100.00	AA (6)	385,680
1,965	New York City, New York, General Obligation Bonds, Fiscal Series 2005F-1, 5.000%, 9/01/19 (Pre-refunded 9/01/15) – SYNCORA GTY Insured	9/15 at 100.00	N/R (6)	2,096,262
110	New York State Thruway Authority, General Revenue Bonds, Series 2005F, 5.000%, 1/01/30 (Pre-refunded 1/01/15) – AMBAC Insured	1/15 at 100.00	A2 (6)	114,027
135	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B, 5.000%, 4/01/21 (Pre-refunded 10/01/15) – AMBAC Insured	10/15 at 100.00	N/R (6)	144,689
7,745	Total U.S. Guaranteed			8,179,772
	Utilities – 7.4% (7.8% of Total Investments)
1,000	Chautauqua County Industrial Development Agency, New York, Exempt Facility Revenue Bonds, NRG Dunkirk Power Project, Series 2009, 5.875%, 4/01/42	2/20 at 100.00	Baa3	1,047,330
90	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	90,838
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
1,500	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	AA–	1,608,675
1,500	5.000%, 12/01/24 – FGIC Insured	6/16 at 100.00	AA–	1,606,350
250	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006B, 5.000%, 12/01/35 – CIFG Insured	6/16 at 100.00	A–	262,688
400	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/38	5/21 at 100.00	A–	421,044
1,250	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012A, 5.000%, 9/01/37	No Opt. Call	A–	1,316,163
1,000	Nassau County Industrial Development Authority, New York, Keyspan Glenwood Energy Project, Series 2003, 5.250%, 6/01/27 (Alternative Minimum Tax)	6/14 at 100.00	A–	1,003,700
2,025	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2012A, 5.250%, 11/01/42	No Opt. Call	BB+	1,986,707
25	Power Authority of the State of New York, General Revenue Bonds, Series 2006A, 5.000%, 11/15/19 – FGIC Insured	11/15 at 100.00	Aa2	26,893
535	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue Cogeneration Partners Facility, Series 1998, 5.500%, 1/01/23 (Alternative Minimum Tax)	7/14 at 100.00	N/R	532,020
1,100	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013 TE, 5.000%, 12/15/41	12/23 at 100.00	AAA	1,207,657
10,675	Total Utilities			11,110,065

Nuveen Investments	27

NNY	Nuveen New York Municipal Value Fund, Inc.
Portfolio of Investments (continued)
March 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 5.4% (5.6% of Total Investments)
$2,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Fiscal 2009 Series 2008A, 5.750%, 6/15/40	No Opt. Call	AAA	$2,259,220
4,440	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2012 Series BB, 5.000%, 6/15/44	12/21 at 100.00	AA+	4,702,981
1,000	New York State Environmental Facilities Corporation, Revenue Bonds, State Revolving Funds Master Financing, Series 2012B, 5.000%, 2/15/42	2/22 at 100.00	AAA	1,080,590
7,440	Total Water and Sewer			8,042,791
$153,955	Total Long-Term Investments (cost $136,806,622)			143,032,826
	Floating Rate Obligations – (2.2)%			(3,255,000)
	Other Assets Less Liabilities – 6.2%			9,250,027
	Net Assets Applicable to Common Shares – 100%			$149,027,853

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
On April 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.875% to 2.350%.

(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

28	Nuveen Investments

NYV
Nuveen New York Municipal Value Fund 2
Portfolio of Investments
March 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 96.4% (100.0% of Total Investments)
	MUNICIPAL BONDS – 96.4% (100.0% of Total Investments)
	Consumer Staples – 3.9% (4.1% of Total Investments)
$1,350	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	Baa1	$1,430,015
	Education and Civic Organizations – 14.3% (14.8% of Total Investments)
1,200	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/37	4/17 at 100.00	BB+	1,076,112
380	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Enterprise Charter School Project, Series 2011A, 6.000%, 12/01/19	No Opt. Call	B	391,214
100	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2013A, 5.000%, 7/01/44	7/23 at 100.00	A–	104,474
1,000	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2007, 5.000%, 7/01/37	7/17 at 100.00	Aa2	1,077,700
1,000	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	Aa1	1,097,560
100	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi University Project, Series 2013, 5.000%, 9/01/38	9/23 at 100.00	A	105,807
65	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Vaughn College of Aeronautics, Series 2006A, 5.000%, 12/01/28	12/16 at 100.00	BB	62,703
4,895	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 0.000%, 3/01/40 – AGC Insured	No Opt. Call	AA	1,286,405
8,740	Total Education and Civic Organizations			5,201,975
	Financials – 0.9% (1.0% of Total Investments)
300	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2007, 5.500%, 10/01/37	No Opt. Call	A	338,769
	Health Care – 19.2% (19.9% of Total Investments)
290	Albany Capital Resource Corporation, New York, St. Peter’s Hospital Project, Series 2011, 6.000%, 11/15/25	11/20 at 100.00	A+	330,351
700	Delaware County Hospital Authority, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006, 5.000%, 8/01/24	8/16 at 100.00	A3	748,307
50	Dormitory Authority of the State of New York, Highland Hospital of Rochester Revenue Bonds, Series 2010, 5.000%, 7/01/26	7/20 at 100.00	A2	54,719
	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008:
285	6.500%, 12/01/21	12/18 at 100.00	Ba1	303,060
140	6.125%, 12/01/29	12/18 at 100.00	Ba1	141,483
245	6.250%, 12/01/37	12/18 at 100.00	Ba1	245,365
1,500	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2006B, 5.000%, 11/01/34	11/16 at 100.00	A3	1,546,154
1,500	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2009A, 5.500%, 5/01/37	5/19 at 100.00	A–	1,596,839
1,010	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2007B, 5.625%, 7/01/37	7/17 at 100.00	A–	1,103,789
725	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37	11/17 at 100.00	A	760,866
160	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital, Series 2001B, 7.125%, 7/01/31	6/14 at 100.00	B+	160,042
6,605	Total Health Care			6,990,975

Nuveen Investments	29

NYV	Nuveen New York Municipal Value Fund 2
Portfolio of Investments (continued)
March 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily – 13.2% (13.7% of Total Investments)
$1,500	New York City Housing Development Corporation, New York, FNMA Backed Progress of Peoples Development Multifamily Rental Housing Revenue Bonds, Series 2005B, 4.950%, 5/15/36 (Alternative Minimum Tax)	11/15 at 100.00	AA+	$1,508,790
1,800	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2004-H2, 5.125%, 11/01/34 (Alternative Minimum Tax)	11/14 at 100.00	AA	1,806,120
1,000	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2009A, 5.250%, 11/01/41	5/19 at 100.00	Aa2	1,041,310
450	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2009B, 4.500%, 11/01/29	5/19 at 100.00	Aa2	465,372
4,750	Total Housing/Multifamily			4,821,592
	Long-Term Care – 0.4% (0.4% of Total Investments)
150	Erie County Industrial Development Agency, New York, Revenue Bonds, Orchard Park CCRC Inc. Project, Series 2006A, 6.000%, 11/15/36	11/16 at 100.00	N/R	148,160
	Tax Obligation/General – 1.2% (1.2% of Total Investments)
400	Yonkers, New York, General Obligation Bonds, Series 2011A, 5.000%, 10/01/24 – AGM Insured	10/21 at 100.00	AA	440,244
	Tax Obligation/Limited – 27.7% (28.7% of Total Investments)
1,200	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Education Series 2009A, 5.000%, 3/15/38	3/19 at 100.00	AAA	1,307,364
1,200	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.750%, 12/01/34	12/19 at 100.00	BBB+	1,273,284
1,710	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 5.000%, 2/15/47	2/17 at 100.00	A	1,735,906
	New York City Sales Tax Asset Receivable Corporation, New York, Dedicated Revenue Bonds, Local Government Assistance Corporation, Series 2004A:
750	5.000%, 10/15/26 – AGM Insured	10/14 at 100.00	AAA	769,163
1,000	5.000%, 10/15/32 – AGM Insured	10/14 at 100.00	AAA	1,024,520
1,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2009-S5, 5.250%, 1/15/39	1/19 at 100.00	AA–	1,635,584
25	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subordinate Lien Series 2011C, 5.500%, 11/01/35	11/20 at 100.00	AAA	27,909
1,000	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 09-6W, 13.422%, 3/15/37 (IF) (4)	3/17 at 100.00	AAA	1,213,740
1,300	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Senior Lien Refunding Series 2009C, 5.750%, 8/01/57	No Opt. Call	AA–	1,121,315
9,685	Total Tax Obligation/Limited			10,108,785
	Transportation – 10.8% (11.2% of Total Investments)
	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005:
350	7.500%, 8/01/16 (Alternative Minimum Tax)	No Opt. Call	N/R	371,158
500	7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	N/R	547,125
2,000	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007, 5.750%, 10/01/37 (5)	10/17 at 100.00	N/R	779,119
155	New York Liberty Development Corporation, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+	160,503
265	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/38	12/23 at 100.00	AA–	287,496
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
180	6.500%, 12/01/28	12/15 at 100.00	BBB	188,149
140	6.000%, 12/01/36	12/20 at 100.00	BBB	153,744
1,325	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Series 2008A, 5.000%, 11/15/33	5/18 at 100.00	AA–	1,451,643
4,915	Total Transportation			3,938,937

30	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities – 2.2% (2.3% of Total Investments)
$25	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	$25,233
505	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2012A, 5.250%, 11/01/42	No Opt. Call	BB+	495,450
270	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013 TE, 5.000%, 12/15/41	12/23 at 100.00	AAA	296,425
800	Total Utilities			817,108
	Water and Sewer – 2.6% (2.7% of Total Investments)
900	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2012 Series BB, 5.000%, 6/15/44	12/21 at 100.00	AA+	953,307
$38,595	Total Long-Term Investments (cost $31,842,062)			35,189,867
	Other Assets Less Liabilities – 3.6% (6)			1,311,727
	Net Assets Applicable to Common Shares – 100%			$36,501,594

Investments in Derivatives as of March 31, 2014
Interest Rate Swaps outstanding:

		Fund			Fixed Rate			Unrealized
	Notional	Pay/Receive	Floating Rate	Fixed Rate	Payment	Effective	Termination	Appreciation
Counterparty	Amount	Floating Rate	Index	(Annualized)	Frequency	Date (7)	Date	(Depreciation) (6)
Barclays Bank PLC	$2,750,000	Receive	3-Month USD-LIBOR	3.190%	Semi-Annually	4/30/14	4/30/34	$110,690

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for inverse floating rate transactions.
(5)
On April 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.750% to 2.300%.

(6)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.
(7)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each contract.
(IF)	Inverse floating rate investment.
USD-LIBOR	United States Dollar-London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

Nuveen Investments	31

NNP
Nuveen New York Performance Plus Municipal Fund, Inc.
Portfolio of Investments
March 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 149.1% (100.0% of Total Investments)
	MUNICIPAL BONDS – 147.9% (99.2% of Total Investments)
	Consumer Discretionary – 0.3% (0.2% of Total Investments)
$685	New York City Industrial Development Agency, New York, Liberty Revenue Bonds, IAC/InterActiveCorp, Series 2005, 5.000%, 9/01/35	9/15 at 100.00	BBB	$685,555
	Consumer Staples – 2.8% (1.8% of Total Investments)
1,450	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2006A-3, 5.000%, 6/01/35	6/16 at 100.00	B	1,095,693
260	New York Counties Tobacco Trust II, Tobacco Settlement Pass-Through Bonds, Series 2001, 5.250%, 6/01/25	6/14 at 100.00	A1	259,977
725	New York Counties Tobacco Trust III, Tobacco Settlement Pass-Through Bonds, Series 2003, 5.750%, 6/01/33	6/14 at 100.00	A1	725,225
180	Rensselaer Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2001A, 5.200%, 6/01/25	6/14 at 100.00	A1	174,577
	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
2,055	4.750%, 6/01/22	6/16 at 100.00	BBB–	2,021,442
930	5.000%, 6/01/26	6/16 at 100.00	BB–	846,681
500	5.000%, 6/01/34	6/16 at 100.00	B	398,245
1,050	5.125%, 6/01/42	6/16 at 100.00	B	816,554
7,150	Total Consumer Staples			6,338,394
	Education and Civic Organizations – 26.5% (17.7% of Total Investments)
655	Albany Industrial Development Agency, New York, Revenue Bonds, Albany Law School, Series 2007A, 5.000%, 7/01/31	7/17 at 100.00	BBB	669,823
925	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/37	4/17 at 100.00	BB+	829,503
1,000	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.375%, 7/15/43	1/20 at 100.00	BBB–	1,086,060
1,630	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Enterprise Charter School Project, Series 2011A, 7.500%, 12/01/40	12/20 at 100.00	B	1,668,256
90	Cattaraugus County Industrial Development Agency, New York, Revenue Bonds, St. Bonaventure University, Series 2006, 5.000%, 5/01/23	5/16 at 100.00	BBB–	91,061
2,815	Dormitory Authority of the State of New York, General Revenue Bonds, Manhattan College, Series 2007A, 5.000%, 7/01/41 – RAAI Insured	7/17 at 100.00	N/R	2,825,669
2,120	Dormitory Authority of the State of New York, General Revenue Bonds, New York University, Series 2001-1, 5.500%, 7/01/20 – AMBAC Insured	No Opt. Call	AA–	2,551,123
870	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2013A, 5.000%, 7/01/44	7/23 at 100.00	A–	908,924
1,000	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of Technology, Series 2007, 5.250%, 7/01/29 – FGIC Insured	No Opt. Call	AA–	1,105,980
1,215	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2004A, 5.000%, 7/01/29 – NPFG Insured	7/15 at 100.00	Aa2	1,271,862
1,000	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2012A, 5.000%, 7/01/37	7/22 at 100.00	Aa2	1,074,350
2,615	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2013A, 5.000%, 7/01/27	7/23 at 100.00	Aa3	2,965,698
2,500	Dormitory Authority of the State of New York, Revenue Bonds, Columbia University, Series 2011A, 5.000%, 10/01/41	4/21 at 100.00	AAA	2,718,900

32	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$2,100	Dormitory Authority of the State of New York, Revenue Bonds, Marymount Manhattan College, Series 2009, 5.250%, 7/01/29	7/19 at 100.00	Baa2	$2,165,331
875	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.250%, 7/01/30	7/20 at 100.00	A–	952,298
5,000	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2007, 5.000%, 7/01/32 – AMBAC Insured	7/17 at 100.00	AA–	5,409,698
290	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2009A, 5.000%, 7/01/39	7/19 at 100.00	AA–	315,790
7,000	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	Aa1	7,682,920
640	Dormitory Authority of the State of New York, Revenue Bonds, St. Joseph’s College, Series 2010, 5.250%, 7/01/35	7/20 at 100.00	Baa3	661,446
925	Dutchess County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bard College Project, Series 2007-A2, 4.500%, 8/01/36	8/17 at 100.00	Ba1	783,632
3,880	Dutchess County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bard College Refunding, Series 2007-A1, 5.000%, 8/01/46	8/17 at 100.00	Ba1	3,393,215
635	Hempstead Town Industrial Development Agency, New York, Revenue Bonds, Adelphi University, Civic Facility Project, Series 2005, 5.000%, 10/01/35	10/15 at 100.00	A	663,467
630	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi University Project, Series 2013, 5.000%, 9/01/38	9/23 at 100.00	A	666,584
1,885	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Molloy College Project, Series 2009, 5.750%, 7/01/39	7/19 at 100.00	BBB+	1,985,395
1,260	Madison County Capital Resource Corporation, New York, Revenue Bonds, Colgate University Project, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	AA	1,344,420
580	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, St. Francis College, Series 2004, 5.000%, 10/01/34	10/14 at 100.00	A–	582,656
560	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Vaughn College of Aeronautics, Series 2006A, 5.000%, 12/01/28	12/16 at 100.00	BB	540,210
	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
2,515	5.000%, 1/01/39 – AMBAC Insured	1/17 at 100.00	Ba1	2,344,232
2,300	4.750%, 1/01/42 – AMBAC Insured	1/17 at 100.00	Ba1	2,021,700
400	5.000%, 1/01/46 – AMBAC Insured	1/17 at 100.00	Ba1	369,812
	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006:
3,855	4.500%, 3/01/39 – FGIC Insured	9/16 at 100.00	BBB	3,855,308
1,000	4.750%, 3/01/46 – NPFG Insured	9/16 at 100.00	AA–	1,005,960
420	Seneca County Industrial Development Authority, New York, Revenue Bonds, New York Chiropractic College, Series 2007, 5.000%, 10/01/27	10/17 at 100.00	BBB	429,870
1,750	St. Lawrence County Industrial Development Agency Civic Development Corporation, New York, Revenue Bonds, Clarkson University Project, Series 2012A, 5.000%, 9/01/41	3/22 at 100.00	A3	1,818,898
1,425	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010A, 5.125%, 9/01/40	9/20 at 100.00	A–	1,482,556
660	Yonkers Industrial Development Agency, New York, Civic Facility Revenue Bonds, Sarah Lawrence College Project, Series 2001A Remarketed, 6.000%, 6/01/41	6/19 at 100.00	BBB	710,965
59,020	Total Education and Civic Organizations			60,953,572
	Financials – 3.0% (2.0% of Total Investments)
3,380	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2005, 5.250%, 10/01/35	No Opt. Call	A	3,729,424
2,740	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2007, 5.500%, 10/01/37	No Opt. Call	A	3,094,090
6,120	Total Financials			6,823,514

Nuveen Investments	33

NNP	Nuveen New York Performance Plus Municipal Fund, Inc.
Portfolio of Investments (continued)
March 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care – 17.0% (11.4% of Total Investments)
$1,000	Dormitory Authority of the State of New York , Revenue Bonds, NYU Hospitals Center, Refunding Series 2007A, 5.000%, 7/01/36	7/17 at 100.00	A–	$1,024,920
1,235	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/29 – FGIC Insured	2/15 at 100.00	AA–	1,272,729
1,700	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, Montefiore Medical Center, Series 2005, 5.000%, 2/01/22 – FGIC Insured	2/15 at 100.00	AA–	1,757,222
8,500	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, St. Lukes Roosevelt Hospital, Series 2005, 4.900%, 8/15/31	8/15 at 100.00	N/R	8,842,464
350	Dormitory Authority of the State of New York, Highland Hospital of Rochester Revenue Bonds, Series 2010, 5.000%, 7/01/26	7/20 at 100.00	A2	383,030
	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008:
2,210	6.500%, 12/01/21	12/18 at 100.00	Ba1	2,350,048
1,205	6.125%, 12/01/29	12/18 at 100.00	Ba1	1,217,761
2,495	6.250%, 12/01/37	12/18 at 100.00	Ba1	2,498,718
5,590	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan Kettering Cancer Center, Series 2006, 5.000%, 7/01/35 (UB)	7/16 at 100.00	AA	5,847,252
1,725	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian Hospital, Series 2004A, 5.250%, 8/15/15 – AGM Insured	8/14 at 100.00	AA	1,756,533
1,800	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2005A, 5.000%, 11/01/34	11/16 at 100.00	A3	1,855,386
3,750	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2011A, 6.000%, 7/01/40	7/20 at 100.00	A–	4,115,213
500	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest System Inc, Series 2010A, 5.750%, 7/01/30	7/20 at 100.00	A–	551,710
	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Oneida Health System, Series 2007A:
710	5.250%, 2/01/27	2/17 at 100.00	BBB–	711,612
625	5.500%, 2/01/32	2/17 at 100.00	BBB–	625,113
2,730	Suffolk County Economic Development Corporation, New York, Revenue Refunding Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2011, 5.000%, 7/01/28	7/21 at 100.00	BBB+	2,875,591
1,100	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital, Series 2001A, 7.125%, 7/01/31	7/14 at 100.00	B+	1,100,286
290	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital, Series 2001B, 7.125%, 7/01/31	6/14 at 100.00	B+	290,075
37,515	Total Health Care			39,075,663
	Housing/Multifamily – 3.3% (2.2% of Total Investments)
5	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2002A, 5.500%, 11/01/34 (Alternative Minimum Tax)	6/14 at 100.00	AA	5,021
1,500	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2004A, 5.250%, 11/01/30	5/14 at 100.00	AA	1,506,135
345	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2010D-1A, 5.000%, 11/01/42	5/20 at 100.00	AA	355,281
2,000	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2007B, 5.300%, 11/01/37 (Alternative Minimum Tax)	11/17 at 100.00	Aa2	2,046,340
2,000	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2010A, 5.000%, 11/01/42	5/20 at 100.00	Aa2	2,068,220
690	New York State Housing Finance Agency, Affordable Housing Revenue, Series 2007A, 5.250%, 11/01/38 (Alternative Minimum Tax)	11/17 at 100.00	Aa2	701,896
970	New York State Housing Finance Agency, Secured Mortgage Program Multifamily Housing Revenue Bonds, Series 1999I, 6.200%, 2/15/20 (Alternative Minimum Tax)	8/14 at 100.00	Aa1	972,056
7,510	Total Housing/Multifamily			7,654,949

34	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Single Family – 1.6% (1.1% of Total Investments)
$2,230	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 130, 4.650%, 4/01/27 (Alternative Minimum Tax)	4/15 at 100.00	Aa1	$2,243,313
1,395	New York State Mortgage Agency, Mortgage Revenue Bonds, Thirty-Third Series A, 4.750%, 4/01/23 (Alternative Minimum Tax)	4/15 at 100.00	Aaa	1,407,123
3,625	Total Housing/Single Family			3,650,436
	Long-Term Care – 3.8% (2.5% of Total Investments)
1,070	Dormitory Authority of the State of New York, GNMA Collateralized Revenue Bonds, Cabrini of Westchester Project, Series 2006, 5.200%, 2/15/41	2/17 at 103.00	AA+	1,114,095
645	Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of Queens Nursing Home Revenue Bonds, Series 2006, 5.000%, 11/01/31	11/16 at 100.00	B1	575,482
	Dormitory Authority of the State of New York, Revenue Bonds, Providence Rest, Series 2005:
50	5.125%, 7/01/30 – ACA Insured	7/15 at 100.00	N/R	50,011
425	5.000%, 7/01/35 – ACA Insured	7/15 at 100.00	N/R	408,825
1,615	East Rochester Housing Authority, New York, Senior Living Revenue Bonds, Woodland Village Project, Series 2006, 5.500%, 8/01/33	8/16 at 101.00	N/R	1,516,162
1,295	Erie County Industrial Development Agency, New York, Revenue Bonds, Orchard Park CCRC Inc. Project, Series 2006A, 6.000%, 11/15/36	11/16 at 100.00	N/R	1,279,110
205	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2000, 8.125%, 7/01/19	6/14 at 100.00	N/R	205,322
655	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2001A-1, 7.250%, 7/01/16	7/14 at 100.00	N/R	656,841
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1:
1,965	5.500%, 7/01/18	7/16 at 101.00	N/R	1,893,808
755	5.800%, 7/01/23	7/16 at 101.00	N/R	709,904
340	Suffolk County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008-B1, 5.800%, 7/01/23	7/16 at 101.00	N/R	332,717
9,020	Total Long-Term Care			8,742,277
	Materials – 0.2% (0.2% of Total Investments)
575	Jefferson County Industrial Development Agency, New York, Solid Waste Disposal Revenue Bonds, International Paper Company Project, Series 2003A, 5.200%, 12/01/20 (Alternative Minimum Tax)	5/14 at 100.00	BBB	575,288
	Tax Obligation/General – 13.6% (9.1% of Total Investments)
10,000	New York City, New York, General Obligation Bonds, Fiscal 2007 Series D-1, 5.125%, 12/01/26 (UB)	12/17 at 100.00	AA	11,359,300
400	New York City, New York, General Obligation Bonds, Fiscal 2009 Series E, 5.000%, 8/01/28	8/19 at 100.00	AA	456,224
3,000	New York City, New York, General Obligation Bonds, Fiscal 2014 Series A-1, 5.000%, 8/01/26	8/23 at 100.00	AA	3,423,720
5	New York City, New York, General Obligation Bonds, Fiscal Series 2004C, 5.250%, 8/15/16	8/14 at 100.00	AA	5,093
50	New York City, New York, General Obligation Bonds, Fiscal Series 2005F-1, 5.000%, 9/01/19 – SYNCORA GTY Insured	9/15 at 100.00	AA	53,296
6,400	New York City, New York, General Obligation Bonds, Fiscal Series 2006J-1, 5.000%, 6/01/25 (UB)	6/16 at 100.00	AA	6,914,432
1,915	New York City, New York, General Obligation Bonds, Subseries G-1 Fiscal Series 2012,	No Opt. Call	AA	2,127,335
	5.000%, 4/01/28
2,500	New York City, New York, General Obligation Bonds, Series 2004E, 5.000%, 11/01/19 – AGM Insured (UB)	11/14 at 100.00	AA	2,568,675
3,125	New York City, New York, General Obligation Bonds, Tender Option Bond Trust 3324, 18.033%, 3/01/21 (IF) (4)	No Opt. Call	AA	4,314,500
27,395	Total Tax Obligation/General			31,222,575

Nuveen Investments	35

NNP	Nuveen New York Performance Plus Municipal Fund, Inc.
Portfolio of Investments (continued)
March 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited – 33.6% (22.6% of Total Investments)
$155	Dormitory Authority of the State of New York, Consolidated Revenue Bonds, City University System, Series 1993B, 6.000%, 7/01/14 – AGM Insured	No Opt. Call	AA	$156,973
1,000	Dormitory Authority of the State of New York, Revenue Bonds, Mental Health Services Facilities Improvements, Series 2005D-1, 5.000%, 8/15/23 – FGIC Insured	2/15 at 100.00	AA–	1,038,650
2,500	Dormitory Authority of the State of New York, Revenue Bonds, State University Educational Facilities, Series 1993A, 5.875%, 5/15/17 – FGIC Insured	No Opt. Call	AA–	2,789,475
980	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2011C, 5.000%, 3/15/41	3/21 at 100.00	AAA	1,038,673
1,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012D, 5.000%, 2/15/33	No Opt. Call	AAA	1,088,400
4,700	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A	5,169,622
500	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 5.000%, 2/15/47	2/17 at 100.00	A	507,575
2,175	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds, Series 2002A, 5.750%, 7/01/18	No Opt. Call	AA–	2,578,332
1,680	Monroe Newpower Corporation, New York, Power Facilities Revenue Bonds, Series 2003, 5.500%, 1/01/34	1/15 at 100.00	A–	1,683,629
	New York City Sales Tax Asset Receivable Corporation, New York, Dedicated Revenue Bonds, Local Government Assistance Corporation, Series 2004A:
2,670	5.000%, 10/15/25 – NPFG Insured (UB) (4)	10/14 at 100.00	AAA	2,738,512
2,125	5.000%, 10/15/26 – NPFG Insured (UB) (4)	10/14 at 100.00	AAA	2,179,294
2,475	5.000%, 10/15/29 – AMBAC Insured (UB) (4)	10/14 at 100.00	AAA	2,534,326
3,100	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2007S-2, 5.000%, 1/15/28 – FGIC Insured	1/17 at 100.00	AA–	3,349,984
1,870	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2013S-1, 5.000%, 7/15/31	No Opt. Call	AA–	2,048,361
3,640	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007C-1, 5.000%, 11/01/27	11/17 at 100.00	AAA	4,058,891
1,915	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2012 Series E-1, 5.000%, 2/01/37	2/22 at 100.00	AAA	2,060,597
1,570	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series F-1, 5.000%, 2/01/29	No Opt. Call	AAA	1,762,121
2,400	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Tender Option Bond Trust 3545, 13.883%, 5/01/32 (IF)	5/19 at 100.00	AAA	2,821,104
2,500	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subordinate Lien Series 2011C, 5.500%, 11/01/35	11/20 at 100.00	AAA	2,790,875
2,800	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subordinate Series 2011-D1, 5.000%, 2/01/28	No Opt. Call	AAA	3,131,324
1,000	New York City, New York, Educational Construction Fund, Revenue Bonds, Series 2011A, 5.750%, 4/01/41	4/21 at 100.00	AA–	1,144,630
5,000	New York State Environmental Facilities Corporation, State Personal Income Tax Revenue Bonds, Series 2008A, 5.000%, 12/15/27 (UB)	12/17 at 100.00	AAA	5,552,100
2,030	New York State Housing Finance Agency, State Personal Income Tax Revenue Bonds, Economic Development and Housing, Series 2006A, 5.000%, 3/15/36	9/15 at 100.00	AAA	2,127,054
865	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B, 5.000%, 4/01/21 – AMBAC Insured	10/15 at 100.00	AA	924,105
2,800	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2007, 5.000%, 4/01/27	10/17 at 100.00	AA	3,073,140
5,600	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2005B, 5.500%, 4/01/20 – AMBAC Insured (UB) (4)	No Opt. Call	AA	6,744,360
1,600	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Series 2010A, 5.000%, 3/15/29	9/20 at 100.00	AAA	1,806,336

36	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,045	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2005B, 5.000%, 3/15/30 – AGM Insured	3/15 at 100.00	AAA	$1,087,093
1,585	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Senior Lien Refunding Series 2009C, 5.750%, 8/01/57	No Opt. Call	AA–	1,367,142
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Senior Series 2011C:
21,400	0.000%, 8/01/39	No Opt. Call	AA–	3,479,854
5,940	0.000%, 8/01/41	No Opt. Call	AA–	834,689
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
16,000	0.000%, 8/01/43 – NPFG Insured	No Opt. Call	AA–	2,328,320
11,250	0.000%, 8/01/45 – NPFG Insured	No Opt. Call	AA–	1,435,500
117,870	Total Tax Obligation/Limited			77,431,041
	Transportation – 10.6% (7.1% of Total Investments)
2,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2010D, 5.000%, 11/15/34	11/20 at 100.00	A+	2,126,620
2,000	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007, 5.875%, 10/01/46 (5)	10/17 at 102.00	N/R	779,120
2,585	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)	6/14 at 100.00	BB	2,501,194
1,550	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, Terminal One Group JFK Project, Series 2005, 5.500%, 1/01/24 (Alternative Minimum Tax)	1/16 at 100.00	A3	1,652,068
1,420	New York Liberty Development Corporation, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+	1,470,410
70	New York State Thruway Authority, General Revenue Bonds, Series 2005F, 5.000%, 1/01/30 – AMBAC Insured	1/15 at 100.00	A	71,992
1,100	New York State Thruway Authority, General Revenue Bonds, Series 2005G, 5.000%, 1/01/30 – AGM Insured	7/15 at 100.00	AA	1,150,215
1,000	Niagara Frontier Airport Authority, New York, Airport Revenue Bonds, Buffalo Niagara International Airport, Series 1999A, 5.625%, 4/01/29 – NPFG Insured (Alternative Minimum Tax)	10/14 at 100.00	AA–	1,007,010
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005:
2,300	5.000%, 12/01/28 – SYNCORA GTY Insured	6/15 at 101.00	AA–	2,428,869
1,080	5.000%, 12/01/31 – SYNCORA GTY Insured	6/15 at 101.00	AA–	1,133,136
770	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 18.022%, 8/15/32 – AGM Insured (IF)	8/17 at 100.00	AA	1,021,913
2,340	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/38	12/23 at 100.00	AA–	2,538,643
1,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Sixty Sixth Series 2011, 5.000%, 1/15/41	1/21 at 100.00	AA–	1,062,850
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
520	6.500%, 12/01/28	12/15 at 100.00	BBB	543,540
2,500	6.000%, 12/01/36	12/20 at 100.00	BBB	2,745,425
1,750	Triborough Bridge and Tunnel Authority, New York, Subordinate Lien General Purpose Revenue Refunding Bonds, Tender Option Bond Trust 1184, 9.375%, 5/15/16 (IF)	No Opt. Call	AA–	2,115,610
23,985	Total Transportation			24,348,615
	U.S. Guaranteed – 11.9% (8.0% of Total Investments) (6)
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F:
655	5.000%, 3/15/21 (Pre-refunded 3/15/15) – AGM Insured	3/15 at 100.00	AA (6)	684,966
35	5.000%, 3/15/21 (Pre-refunded 3/15/15) – AGM Insured	3/15 at 100.00	AAA	36,625
5,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 1998A, 4.500%, 4/01/18 (Pre-refunded 10/01/15) – FGIC Insured	10/15 at 100.00	AA+ (6)	5,319,900

Nuveen Investments	37

NNP	Nuveen New York Performance Plus Municipal Fund, Inc.
Portfolio of Investments (continued)
March 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
$4,530	New York City Housing Development Corporation, New York, Capital Fund Program Revenue Bonds, New York Housing Authority Program, Series 2005A, 5.000%, 7/01/25 (Pre-refunded 7/01/15) – FGIC Insured (UB) (4)	7/15 at 100.00	AA+ (6)	$4,802,208
1,795	New York City, New York, General Obligation Bonds, Fiscal Series 2004C, 5.250%, 8/15/16 (Pre-refunded 8/15/14)	8/14 at 100.00	Aa2 (6)	1,829,285
2,950	New York City, New York, General Obligation Bonds, Fiscal Series 2005F-1, 5.000%, 9/01/19 (Pre-refunded 9/01/15) – SYNCORA GTY Insured	9/15 at 100.00	N/R (6)	3,147,060
145	New York State Thruway Authority, General Revenue Bonds, Series 2005F, 5.000%, 1/01/30 (Pre-refunded 1/01/15) – AMBAC Insured	1/15 at 100.00	A2 (6)	150,308
135	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B, 5.000%, 4/01/21 (Pre-refunded 10/01/15) – AMBAC Insured	10/15 at 100.00	N/R (6)	144,689
255	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2005B, 5.000%, 3/15/30 (Pre-refunded 3/15/15) – AGM Insured	3/15 at 100.00	AA (6)	266,842
1,600	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Series 1993B, 5.000%, 1/01/20 (ETM)	No Opt. Call	AA+ (6)	1,861,616
7,500	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Series 1999B, 5.500%, 1/01/30 (Pre-refunded 1/01/22)	1/22 at 100.00	AA+ (6)	9,083,025
24,600	Total U.S. Guaranteed			27,326,524
	Utilities – 11.4% (7.7% of Total Investments)
2,200	Chautauqua County Industrial Development Agency, New York, Exempt Facility Revenue Bonds, NRG Dunkirk Power Project, Series 2009, 5.875%, 4/01/42	2/20 at 100.00	Baa3	2,304,126
185	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	186,722
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
3,100	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	AA–	3,324,595
3,100	5.000%, 12/01/24 – FGIC Insured	6/16 at 100.00	AA–	3,319,790
3,380	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/38	5/21 at 100.00	A–	3,557,822
2,300	Nassau County Industrial Development Authority, New York, Keyspan Glenwood Energy Project, Series 2003, 5.250%, 6/01/27 (Alternative Minimum Tax)	6/14 at 100.00	A–	2,308,510
4,270	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2012A, 5.250%, 11/01/42	No Opt. Call	BB+	4,189,254
820	Power Authority of the State of New York, General Revenue Bonds, Series 2006A, 5.000%, 11/15/19 – FGIC Insured	11/15 at 100.00	Aa2	882,074
3,720	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue Cogeneration Partners Facility, Series 1998, 5.500%, 1/01/23 (Alternative Minimum Tax)	7/14 at 100.00	N/R	3,699,280
2,335	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013 TE, 5.000%, 12/15/41	12/23 at 100.00	AAA	2,563,526
25,410	Total Utilities			26,335,699
	Water and Sewer – 8.3% (5.6% of Total Investments)
1,995	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	A–	2,027,878
3,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2010 Series 2009BB, 5.000%, 6/15/27	6/19 at 100.00	AA+	3,403,890
9,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2012 Series BB, 5.000%, 6/15/44	12/21 at 100.00	AA+	9,533,070
3,840	New York State Environmental Facilities Corporation, Revenue Bonds, State Revolving Funds Master Financing, Series 2010C, 5.000%, 10/15/35	4/20 at 100.00	AAA	4,180,915
17,835	Total Water and Sewer			19,145,753
$368,315	Total Municipal Bonds (cost $328,105,602)			340,309,855

38	Nuveen Investments

Shares	Description (1)			Value
	COMMON STOCKS – 1.1% (0.7% of Total Investments)
	Airlines – 1.1% (0.7% of Total Investments)
$68,875	American Airlines Group Inc., (7)			$2,520,825
	Total Common Stocks (cost $2,114,398)			2,520,825

Shares	Description (1)	Coupon	Ratings (3)	Value
	CONVERTIBLE PREFERRED SECURITIES - 0.1% (0.1% of Total Investments)
	Airlines – 0.1% (0.1% of Total Investments)
$12,439	American Airlines Group Inc. (7)	6.250%	N/R	$343,316
	Total Convertible Preferred Securities (cost $317,436)			343,316
	Total Long-Term Investments (cost $330,537,436)			343,173,996
	Floating Rate Obligations – (14.2)%			(32,745,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (38.7)% (8)			(89,000,000)
	Other Assets Less Liabilities – 3.8%			8,666,370
	Net Assets Applicable to Common Shares – 100%			$230,095,366

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
On April 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.875% to 2.350%.

(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)
On November 28, 2011, AMR Corp. (“AMR”), the parent company of American Airlines Group, Inc. (“AAL”) filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR’s unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which is to be converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock will be converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.

(8)	Variable Rate Demand Preferred Shares, at Liquidation Value, as a percentage of Total Investments is 25.9%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	39

NAN
Nuveen New York Dividend Advantage Municipal Fund
Portfolio of Investments
March 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 145.6% (100.0% of Total Investments)
	MUNICIPAL BONDS – 145.6% (100.0% of Total Investments)
	Consumer Discretionary – 3.2% (2.2% of Total Investments)
$950	New York City Industrial Development Agency, New York, Liberty Revenue Bonds, IAC/InterActiveCorp, Series 2005, 5.000%, 9/01/35	9/15 at 100.00	BBB	$950,770
3,350	Seneca Nation of Indians Capital Improvements Authority, New York, Special Obligation Bonds, Series 2007A, 5.000%, 12/01/23	6/17 at 100.00	BB	3,419,546
4,300	Total Consumer Discretionary			4,370,316
	Consumer Staples – 2.8% (1.9% of Total Investments)
700	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2006A-3, 5.000%, 6/01/35	6/16 at 100.00	B	528,955
175	New York Counties Tobacco Trust II, Tobacco Settlement Pass-Through Bonds, Series 2001, 5.250%, 6/01/25	6/14 at 100.00	A1	174,984
105	Rensselaer Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2001A, 5.200%, 6/01/25	6/14 at 100.00	A1	101,836
	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
690	4.750%, 6/01/22	6/16 at 100.00	BBB–	678,732
2,625	5.000%, 6/01/26	6/16 at 100.00	BB–	2,389,826
4,295	Total Consumer Staples			3,874,333
	Education and Civic Organizations – 18.3% (12.6% of Total Investments)
380	Albany Industrial Development Agency, New York, Revenue Bonds, Albany Law School, Series 2007A, 5.000%, 7/01/31	7/17 at 100.00	BBB	388,599
550	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/37	4/17 at 100.00	BB+	493,218
1,725	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.250%, 7/15/40	1/20 at 100.00	BBB–	1,867,071
965	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Enterprise Charter School Project, Series 2011A, 7.500%, 12/01/40	12/20 at 100.00	B	987,649
120	Cattaraugus County Industrial Development Agency, New York, Revenue Bonds, St. Bonaventure University, Series 2006, 5.000%, 5/01/23	5/16 at 100.00	BBB–	121,415
1,635	Dormitory Authority of the State of New York, General Revenue Bonds, Manhattan College, Series 2007A, 5.000%, 7/01/41 – RAAI Insured	7/17 at 100.00	N/R	1,641,197
525	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2013A, 5.000%, 7/01/44	7/23 at 100.00	A–	548,489
705	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2004A, 5.000%, 7/01/29 – NPFG Insured	7/15 at 100.00	Aa2	737,994
1,300	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2013A, 5.000%, 7/01/27	7/23 at 100.00	Aa3	1,474,343
700	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.250%, 7/01/30	7/20 at 100.00	A–	761,838
1,000	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	Aa1	1,097,560
680	Dormitory Authority of the State of New York, Revenue Bonds, St. Joseph’s College, Series 2010, 5.250%, 7/01/35	7/20 at 100.00	Baa3	702,787
1,630	Dutchess County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bard College Project, Series 2007-A2, 4.500%, 8/01/36	8/17 at 100.00	Ba1	1,380,887
1,300	Dutchess County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bard College Refunding, Series 2007-A1, 5.000%, 8/01/46	8/17 at 100.00	Ba1	1,136,902
370	Hempstead Town Industrial Development Agency, New York, Revenue Bonds, Adelphi University, Civic Facility Project, Series 2005, 5.000%, 10/01/35	10/15 at 100.00	A	386,587

40	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$250	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi University Project, Series 2009B, 5.250%, 2/01/39	2/19 at 100.00	A	$262,533
375	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi University Project, Series 2013, 5.000%, 9/01/38	9/23 at 100.00	A	396,776
1,085	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Molloy College Project, Series 2009, 5.750%, 7/01/39	7/19 at 100.00	BBB+	1,142,787
330	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, St. Francis College, Series 2004, 5.000%, 10/01/34	10/14 at 100.00	A–	331,511
335	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Vaughn College of Aeronautics, Series 2006A, 5.000%, 12/01/28	12/16 at 100.00	BB	323,161
	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
160	5.000%, 1/01/36 – AMBAC Insured	1/17 at 100.00	Ba1	151,560
1,000	5.000%, 1/01/39 – AMBAC Insured	1/17 at 100.00	Ba1	932,100
1,630	4.750%, 1/01/42 – AMBAC Insured	1/17 at 100.00	Ba1	1,432,770
	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006:
2,240	4.500%, 3/01/39 – FGIC Insured	9/16 at 100.00	BBB	2,240,178
1,000	4.750%, 3/01/46 – NPFG Insured	9/16 at 100.00	AA–	1,005,960
1,000	New York City Trust for Cultural Resources, New York, Revenue Bonds, Whitney Museum of American Art, Series 2011, 5.000%, 7/01/31	1/21 at 100.00	A	1,063,750
245	Seneca County Industrial Development Authority, New York, Revenue Bonds, New York Chiropractic College, Series 2007, 5.000%, 10/01/27	10/17 at 100.00	BBB	250,758
1,050	St. Lawrence County Industrial Development Agency Civic Development Corporation, New York, Revenue Bonds, Clarkson University Project, Series 2012A, 5.250%, 9/01/33	3/22 at 100.00	A3	1,132,730
535	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010A, 5.125%, 9/01/40	9/20 at 100.00	A–	556,609
24,820	Total Education and Civic Organizations			24,949,719
	Financials – 3.0% (2.1% of Total Investments)
1,345	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2005, 5.250%, 10/01/35	No Opt. Call	A	1,484,046
2,340	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2007, 5.500%, 10/01/37	No Opt. Call	A	2,642,398
3,685	Total Financials			4,126,444
	Health Care – 17.0% (11.6% of Total Investments)
625	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/29 – FGIC Insured	2/15 at 100.00	AA–	644,094
3,600	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, St. Lukes Roosevelt Hospital, Series 2005, 4.900%, 8/15/31	8/15 at 100.00	N/R	3,745,043
200	Dormitory Authority of the State of New York, Highland Hospital of Rochester Revenue Bonds, Series 2010, 5.200%, 7/01/32	7/20 at 100.00	A2	210,880
1,000	Dormitory Authority of the State of New York, North Shore Long Island Jewish Obligated Group Revenue Bonds, Series 2011A, 5.000%, 5/01/41	5/21 at 100.00	A–	1,040,460
	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008:
1,480	6.500%, 12/01/21	12/18 at 100.00	Ba1	1,573,788
710	6.125%, 12/01/29	12/18 at 100.00	Ba1	717,519
1,320	6.250%, 12/01/37	12/18 at 100.00	Ba1	1,321,967
3,160	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan Kettering Cancer Center, Series 2006, 5.000%, 7/01/35 (UB)	7/16 at 100.00	AA	3,305,423
835	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian Hospital, Series 2004A, 5.250%, 8/15/15 – AGM Insured	8/14 at 100.00	AA	850,264
1,000	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2005A, 5.000%, 11/01/34	11/16 at 100.00	A3	1,030,770

Nuveen Investments	41

NAN	Nuveen New York Dividend Advantage Municipal Fund
Portfolio of Investments (continued)
March 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$2,000	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2007B, 5.625%, 7/01/37	7/17 at 100.00	A–	$2,185,720
750	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2011A, 6.000%, 7/01/40	7/20 at 100.00	A–	823,043
420	Livingston County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Nicholas H. Noyes Hospital, Series 2005, 6.000%, 7/01/30	6/14 at 100.00	BB	420,059
	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Oneida Health System, Series 2007A:
410	5.250%, 2/01/27	2/17 at 100.00	BBB–	410,931
360	5.500%, 2/01/32	2/17 at 100.00	BBB–	360,065
715	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochestor Project, Series 2010, 5.750%, 8/15/35	2/21 at 100.00	Aa2	832,639
470	Suffolk County Economic Development Corporation, New York, Revenue Refunding Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2011, 5.000%, 7/01/28	7/21 at 100.00	BBB+	495,065
2,230	Yates County Industrial Development Agency, New York, FHA-Insured Civic Facility Mortgage Revenue Bonds, Soldiers and Sailors Memorial Hospital, Series 1999A, 5.650%, 2/01/39	8/14 at 100.00	N/R	2,229,777
950	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital, Series 2001A, 7.125%, 7/01/31	7/14 at 100.00	B+	950,247
22,235	Total Health Care			23,147,754
	Housing/Multifamily – 4.9% (3.3% of Total Investments)
400	Canton Capital Resource Corporation, New York, Student Housing Facility Revenue Bonds, Grasse River LLC at SUNY Canton Project Series 2010A, 5.000%, 5/01/40	5/20 at 100.00	AA	420,404
750	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2004A, 5.250%, 11/01/30	5/14 at 100.00	AA	753,068
4,000	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2009J, 4.800%, 5/01/36	5/19 at 100.00	AA	4,107,760
290	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2010D-1A, 5.000%, 11/01/42	5/20 at 100.00	AA	298,642
600	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2009B, 4.500%, 11/01/29	5/19 at 100.00	Aa2	620,496
405	New York State Housing Finance Agency, Affordable Housing Revenue, Series 2007A, 5.250%, 11/01/38 (Alternative Minimum Tax)	11/17 at 100.00	Aa2	411,982
6,445	Total Housing/Multifamily			6,612,352
	Housing/Single Family – 2.0% (1.4% of Total Investments)
645	Guam Housing Corporation, Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 1998A, 5.750%, 9/01/31 (Alternative Minimum Tax)	No Opt. Call	N/R	707,746
1,310	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 130, 4.650%, 4/01/27 (Alternative Minimum Tax)	4/15 at 100.00	Aa1	1,317,821
710	New York State Mortgage Agency, Mortgage Revenue Bonds, Thirty-Third Series A, 4.750%, 4/01/23 (Alternative Minimum Tax)	4/15 at 100.00	Aaa	716,170
2,665	Total Housing/Single Family			2,741,737
	Long-Term Care – 5.1% (3.5% of Total Investments)
2,000	Dormitory Authority of the State of New York, FHA-Insured Nursing Home Mortgage Revenue Bonds, Gurwin Jewish Geriatric Center of Long Island, Series 2005A, 4.900%, 2/15/41	2/15 at 100.00	AA	2,007,340
585	Dormitory Authority of the State of New York, GNMA Collateralized Revenue Bonds, Cabrini of Westchester Project, Series 2006, 5.200%, 2/15/41	2/17 at 103.00	AA+	609,108
375	Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of Queens Nursing Home Revenue Bonds, Series 2006, 5.000%, 11/01/31	11/16 at 100.00	B1	334,583
250	Dormitory Authority of the State of New York, Revenue Bonds, Providence Rest, Series 2005, 5.000%, 7/01/35 – ACA Insured	7/15 at 100.00	N/R	240,485
960	East Rochester Housing Authority, New York, Senior Living Revenue Bonds, Woodland Village Project, Series 2006, 5.500%, 8/01/33	8/16 at 101.00	N/R	901,248

42	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
$770	Erie County Industrial Development Agency, New York, Revenue Bonds, Orchard Park CCRC Inc. Project, Series 2006A, 6.000%, 11/15/36	11/16 at 100.00	N/R	$760,552
100	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2000, 8.125%, 7/01/19	6/14 at 100.00	N/R	100,157
365	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2001A-1, 7.250%, 7/01/16	7/14 at 100.00	N/R	366,026
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1:
1,140	5.500%, 7/01/18	7/16 at 101.00	N/R	1,098,698
635	5.800%, 7/01/23	7/16 at 101.00	N/R	597,071
7,180	Total Long-Term Care			7,015,268
	Materials – 0.2% (0.2% of Total Investments)
330	Jefferson County Industrial Development Agency, New York, Solid Waste Disposal Revenue Bonds, International Paper Company Project, Series 2003A, 5.200%, 12/01/20 (Alternative Minimum Tax)	5/14 at 100.00	BBB	330,165
	Tax Obligation/General – 14.5% (10.0% of Total Investments)
6,590	New York City, New York, General Obligation Bonds, Fiscal 2007 Series D-1, 5.125%, 12/01/25 (UB)	12/17 at 100.00	AA	7,485,779
980	New York City, New York, General Obligation Bonds, Fiscal 2012 Series I, 5.000%, 8/01/32	8/22 at 100.00	AA	1,067,298
2,000	New York City, New York, General Obligation Bonds, Fiscal 2014 Series A-1, 5.000%, 8/01/26	8/23 at 100.00	AA	2,282,480
3,700	New York City, New York, General Obligation Bonds, Fiscal Series 2007A, 5.000%, 8/01/25	8/16 at 100.00	AA	4,017,682
1,025	New York City, New York, General Obligation Bonds, Subseries G-1 Fiscal Series 2012, 5.000%, 4/01/28	No Opt. Call	AA	1,138,652
1,525	New York City, New York, General Obligation Bonds, Tender Option Bond Trust 3324, 18.033%, 3/01/21 (IF) (4)	No Opt. Call	AA	2,105,476
	Rochester, New York, General Obligation Bonds, Series 1999:
720	5.250%, 10/01/18 – NPFG Insured	No Opt. Call	AA–	839,102
720	5.250%, 10/01/19 – NPFG Insured	No Opt. Call	AA–	846,403
17,260	Total Tax Obligation/General			19,782,872
	Tax Obligation/Limited – 33.0% (22.6% of Total Investments)
590	Dormitory Authority of the State of New York, Department of Health Revenue Bonds, Series 2005A, 5.250%, 7/01/24 – CIFG Insured	7/15 at 100.00	AA–	623,500
1,850	Dormitory Authority of the State of New York, Secured Hospital Revenue Refunding Bonds, Wyckoff Heights Medical Center, Series 1998H, 5.300%, 8/15/21 – NPFG Insured	8/14 at 100.00	AA–	1,857,770
	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Refunding Series 2012A:
1,815	5.000%, 11/15/27	No Opt. Call	AA	2,070,062
2,250	5.000%, 11/15/29	11/22 at 100.00	AA	2,535,818
1,130	Monroe Newpower Corporation, New York, Power Facilities Revenue Bonds, Series 2003, 5.500%, 1/01/34	1/15 at 100.00	A–	1,132,441
	New York City Sales Tax Asset Receivable Corporation, New York, Dedicated Revenue Bonds, Local Government Assistance Corporation, Series 2004A:
1,100	5.000%, 10/15/25 – NPFG Insured (UB) (4)	10/14 at 100.00	AAA	1,128,226
810	5.000%, 10/15/26 – NPFG Insured (UB) (4)	10/14 at 100.00	AAA	830,696
2,375	5.000%, 10/15/29 – AMBAC Insured (UB) (4)	10/14 at 100.00	AAA	2,431,929
2,100	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2007S-2, 5.000%, 1/15/28 – FGIC Insured	1/17 at 100.00	AA–	2,269,344
2,115	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007C-1, 5.000%, 11/01/27	11/17 at 100.00	AAA	2,358,394
1,025	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2012 Series E-1, 5.000%, 2/01/37	2/22 at 100.00	AAA	1,102,931
840	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series F-1, 5.000%, 2/01/29	No Opt. Call	AAA	942,791

Nuveen Investments	43

NAN	Nuveen New York Dividend Advantage Municipal Fund
Portfolio of Investments (continued)
March 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$2,500	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subordinate Lien Series 2011C, 5.500%, 11/01/35	11/20 at 100.00	AAA	$2,790,873
	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subordinate Series 2011-D1:
1,000	5.250%, 2/01/30	2/21 at 100.00	AAA	1,120,000
2,000	5.000%, 2/01/35	2/21 at 100.00	AAA	2,156,240
4,000	New York City, New York, Educational Construction Fund, Revenue Bonds, Series 2011A, 5.750%, 4/01/41	4/21 at 100.00	AA–	4,578,520
2,920	New York State Environmental Facilities Corporation, State Personal Income Tax Revenue Bonds, Series 2008A, 5.000%, 12/15/26 (UB)	12/17 at 100.00	AAA	3,276,328
1,190	New York State Housing Finance Agency, State Personal Income Tax Revenue Bonds, Economic Development and Housing, Series 2006A, 5.000%, 3/15/36	9/15 at 100.00	AAA	1,246,894
865	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B, 5.000%, 4/01/21 – AMBAC Insured	10/15 at 100.00	AA	924,105
1,625	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2007, 5.000%, 4/01/27	10/17 at 100.00	AA	1,783,519
3,400	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2005B, 5.500%, 4/01/20 – AMBAC Insured (UB) (4)	No Opt. Call	AA	4,094,790
510	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Series 2010A, 5.000%, 3/15/29	9/20 at 100.00	AAA	575,770
1,330	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 09-6W, 13.422%, 3/15/37 (IF) (4)	3/17 at 100.00	AAA	1,614,274
8,610	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Senior Series 2011C, 0.000%, 8/01/39	No Opt. Call	AA–	1,400,072
1,250	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/45 – NPFG Insured	No Opt. Call	AA–	159,500
49,200	Total Tax Obligation/Limited			45,004,787
	Transportation – 19.9% (13.7% of Total Investments)
3,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2007B, 5.000%, 11/15/33	11/17 at 100.00	A+	3,125,279
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2010D:
1,000	5.000%, 11/15/34	11/20 at 100.00	A+	1,063,310
1,560	5.250%, 11/15/40	11/20 at 100.00	A+	1,664,442
2,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013E, 5.000%, 11/15/31	11/23 at 100.00	A+	2,172,500
1,750	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	N/R	1,914,938
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
200	5.750%, 10/01/37 (5)	10/17 at 100.00	N/R	77,912
2,000	5.875%, 10/01/46 (6)	10/17 at 102.00	N/R	779,120
1,575	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)	6/14 at 100.00	BB	1,523,939
1,000	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, JFK Airport – American Airlines Inc., Series 2002B, 8.500%, 8/01/28 (Alternative Minimum Tax)	8/14 at 100.00	N/R	1,062,650
900	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, Terminal One Group JFK Project, Series 2005, 5.500%, 1/01/24 (Alternative Minimum Tax)	1/16 at 100.00	A3	959,265
	New York City Industrial Development Agency, New York, Special Facility Revenue Bonds, JetBlue Airways Corporation Project, Series 2006:
365	5.000%, 5/15/20 (Alternative Minimum Tax)	6/14 at 100.00	B	364,982
1,000	5.125%, 5/15/30 (Alternative Minimum Tax)	6/14 at 100.00	B	964,320
845	New York Liberty Development Corporation, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+	874,998
44	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$50	New York State Thruway Authority, General Revenue Bonds, Series 2005F, 5.000%, 1/01/30 – AMBAC Insured	1/15 at 100.00	A	$51,423
700	New York State Thruway Authority, General Revenue Bonds, Series 2005G, 5.000%, 1/01/30 – AGM Insured	7/15 at 100.00	AA	731,955
500	Niagara Frontier Airport Authority, New York, Airport Revenue Bonds, Buffalo Niagara International Airport, Series 1999A, 5.625%, 4/01/29 – NPFG Insured (Alternative Minimum Tax)	10/14 at 100.00	AA–	503,505
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005:
1,300	5.000%, 12/01/28 – SYNCORA GTY Insured	6/15 at 101.00	AA–	1,372,839
615	5.000%, 12/01/31 – SYNCORA GTY Insured	6/15 at 101.00	AA–	645,258
440	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 18.022%, 8/15/32 – AGM Insured (IF)	8/17 at 100.00	AA	583,950
1,410	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/38	12/23 at 100.00	AA–	1,529,695
2,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Sixty Sixth Series 2011, 5.000%, 1/15/41	1/21 at 100.00	AA–	2,125,700
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
290	6.500%, 12/01/28	12/15 at 100.00	BBB	303,128
1,470	6.000%, 12/01/36	12/20 at 100.00	BBB	1,614,310
1,000	Triborough Bridge and Tunnel Authority, New York, Subordinate Lien General Purpose Revenue Refunding Bonds, Tender Option Bond Trust 1184, 9.375%, 5/15/16 (IF)	No Opt. Call	AA–	1,208,920
26,970	Total Transportation			27,218,338
	U.S. Guaranteed – 3.9% (2.7% of Total Investments) (7)
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F:
175	5.000%, 3/15/21 (Pre-refunded 3/15/15) – AGM Insured	3/15 at 100.00	AA (7)	183,006
10	5.000%, 3/15/21 (Pre-refunded 3/15/15) – AGM Insured	3/15 at 100.00	AAA	10,464
550	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District, Series 2004, 5.750%, 5/01/26 (Pre-refunded 5/01/14) – AGM Insured	5/14 at 100.00	AA (7)	552,585
535	Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, Series 1997B, 5.000%, 7/01/20 – AMBAC Insured (ETM)	6/14 at 100.00	N/R (7)	558,893
2,585	New York City Housing Development Corporation, New York, Capital Fund Program Revenue Bonds, New York Housing Authority Program, Series 2005A, 5.000%, 7/01/25 (Pre-refunded 7/01/15) – FGIC Insured (UB) (4)	7/15 at 100.00	AA+ (7)	2,740,333
1,000	New York City, New York, General Obligation Bonds, Fiscal Series 2004C, 5.250%, 8/15/16 (Pre-refunded 8/15/14)	8/14 at 100.00	Aa2 (7)	1,019,100
110	New York State Thruway Authority, General Revenue Bonds, Series 2005F, 5.000%, 1/01/30 (Pre-refunded 1/01/15) – AMBAC Insured	1/15 at 100.00	A2 (7)	114,027
135	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B, 5.000%, 4/01/21 (Pre-refunded 10/01/15) – AMBAC Insured	10/15 at 100.00	N/R (7)	144,689
5,100	Total U.S. Guaranteed			5,323,097
	Utilities – 11.4% (7.8% of Total Investments)
1,300	Chautauqua County Industrial Development Agency, New York, Exempt Facility Revenue Bonds, NRG Dunkirk Power Project, Series 2009, 5.875%, 4/01/42	2/20 at 100.00	Baa3	1,361,529
110	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	111,024
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
2,500	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	AA–	2,681,125
500	5.000%, 12/01/24 – FGIC Insured	6/16 at 100.00	AA–	535,450
3,885	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/38	5/21 at 100.00	A–	4,089,389
1,250	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012A, 5.000%, 9/01/37	No Opt. Call	A–	1,316,163

Nuveen Investments	45

NAN	Nuveen New York Dividend Advantage Municipal Fund
Portfolio of Investments (continued)
March 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$1,400	Nassau County Industrial Development Authority, New York, Keyspan Glenwood Energy Project, Series 2003, 5.250%, 6/01/27 (Alternative Minimum Tax)	6/14 at 100.00	A–	$1,405,180
2,575	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2012A, 5.250%, 11/01/42	No Opt. Call	BB+	2,526,307
1,410	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013 TE, 5.000%, 12/15/41	12/23 at 100.00	AAA	1,547,997
14,930	Total Utilities			15,574,164
	Water and Sewer – 6.4% (4.4% of Total Investments)
1,185	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	A–	1,204,529
2,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2010 Series 2009BB, 5.000%, 6/15/27	6/19 at 100.00	AA+	2,269,260
4,875	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects, Second Resolution Series 2011B, 5.000%, 6/15/41	6/21 at 100.00	AAA	5,242,039
8,060	Total Water and Sewer			8,715,828
$197,475	Total Long-Term Investments (cost $191,499,118)			198,787,174
	Floating Rate Obligations – (12.0)%			(16,365,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (40.6)% (8)			(55,360,000)
	Other Assets Less Liabilities – 7.0%			9,436,008
	Net Assets Applicable to Common Shares – 100%			$136,498,182

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
On April 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.750% to 2.300%.

(6)
On April 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.875% to 2.350%.

(7)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(8)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 27.8%
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

46	Nuveen Investments

NXK
Nuveen New York Dividend Advantage Municipal Fund 2
Portfolio of Investments
March 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 147.6% (100.0% of Total Investments)
	MUNICIPAL BONDS – 147.6% (100.0% of Total Investments)
	Consumer Discretionary – 2.9% (1.9% of Total Investments)
$700	New York City Industrial Development Agency, New York, Liberty Revenue Bonds, IAC/InterActiveCorp, Series 2005, 5.000%, 9/01/35	9/15 at 100.00	BBB	$700,567
1,950	Seneca Nation of Indians Capital Improvements Authority, New York, Special Obligation Bonds, Series 2007A, 5.000%, 12/01/23	6/17 at 100.00	BB	1,990,482
2,650	Total Consumer Discretionary			2,691,049
	Consumer Staples – 2.8% (1.9% of Total Investments)
500	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2006A-3, 5.000%, 6/01/35	6/16 at 100.00	B	377,825
170	New York Counties Tobacco Trust II, Tobacco Settlement Pass-Through Bonds, Series 2001, 5.250%, 6/01/25	6/14 at 100.00	A1	169,985
360	New York Counties Tobacco Trust III, Tobacco Settlement Pass-Through Bonds, Series 2003, 5.750%, 6/01/33	6/14 at 100.00	A1	360,112
65	Rensselaer Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2001A, 5.200%, 6/01/25	6/14 at 100.00	A1	63,042
	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
520	4.750%, 6/01/22	6/16 at 100.00	BBB–	511,508
835	5.000%, 6/01/26	6/16 at 100.00	BB–	760,192
500	5.000%, 6/01/34	6/16 at 100.00	B	398,245
2,950	Total Consumer Staples			2,640,909
	Education and Civic Organizations – 27.2% (18.4% of Total Investments)
260	Albany Industrial Development Agency, New York, Revenue Bonds, Albany Law School, Series 2007A, 5.000%, 7/01/31	7/17 at 100.00	BBB	265,884
380	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/37	4/17 at 100.00	BB+	340,769
1,225	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.250%, 7/15/40	1/20 at 100.00	BBB–	1,325,891
670	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Enterprise Charter School Project, Series 2011A, 7.500%, 12/01/40	12/20 at 100.00	B	685,725
90	Cattaraugus County Industrial Development Agency, New York, Revenue Bonds, St. Bonaventure University, Series 2006, 5.000%, 5/01/23	5/16 at 100.00	BBB–	91,061
1,125	Dormitory Authority of the State of New York, General Revenue Bonds, Manhattan College, Series 2007A, 5.000%, 7/01/41 – RAAI Insured	7/17 at 100.00	N/R	1,129,264
365	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2013A, 5.000%, 7/01/44	7/23 at 100.00	A–	381,330
1,000	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of Technology, Series 2007, 5.250%, 7/01/29 – FGIC Insured	No Opt. Call	AA–	1,105,980
2,000	Dormitory Authority of the State of New York, Insured Revenue Bonds, New York Medical College, Series 1998, 5.000%, 7/01/21 – NPFG Insured	7/14 at 100.00	AA–	2,006,460
485	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2004A, 5.000%, 7/01/29 – NPFG Insured	7/15 at 100.00	Aa2	507,698
2,500	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2012A, 5.000%, 7/01/37	7/22 at 100.00	Aa2	2,685,875
2,000	Dormitory Authority of the State of New York, Revenue Bonds, Columbia University, Series 2011A, 5.000%, 10/01/41	4/21 at 100.00	AAA	2,175,120
175	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.250%, 7/01/30	7/20 at 100.00	A–	190,460

Nuveen Investments	47

NXK	Nuveen New York Dividend Advantage Municipal Fund 2
Portfolio of Investments (continued)
March 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$2,000	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	Aa1	$2,195,120
280	Dormitory Authority of the State of New York, Revenue Bonds, St. Joseph’s College, Series 2010, 5.250%, 7/01/35	7/20 at 100.00	Baa3	289,383
1,835	Dutchess County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bard College Refunding, Series 2007-A1, 5.000%, 8/01/46	8/17 at 100.00	Ba1	1,604,781
265	Hempstead Town Industrial Development Agency, New York, Revenue Bonds, Adelphi University, Civic Facility Project, Series 2005, 5.000%, 10/01/35	10/15 at 100.00	A	276,880
265	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi University Project, Series 2013, 5.000%, 9/01/43	9/23 at 100.00	A	277,662
1,475	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Molloy College Project, Series 2009, 5.750%, 7/01/39	7/19 at 100.00	BBB+	1,553,559
890	Monroe County Industrial Development Corporation, New York, Revenue Bonds, St. John Fisher College, Series 2011, 6.000%, 6/01/30	6/21 at 100.00	BBB+	979,810
245	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, St. Francis College, Series 2004, 5.000%, 10/01/34	10/14 at 100.00	A–	246,122
230	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Vaughn College of Aeronautics, Series 2006A, 5.000%, 12/01/28	12/16 at 100.00	BB	221,872
	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
1,000	5.000%, 1/01/31 – AMBAC Insured	1/17 at 100.00	Ba1	984,880
1,120	4.750%, 1/01/42 – AMBAC Insured	1/17 at 100.00	Ba1	984,480
	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006:
1,460	4.500%, 3/01/39 – FGIC Insured	9/16 at 100.00	BBB	1,460,117
750	4.750%, 3/01/46 – NPFG Insured	9/16 at 100.00	AA–	754,470
170	Seneca County Industrial Development Authority, New York, Revenue Bonds, New York Chiropractic College, Series 2007, 5.000%, 10/01/27	10/17 at 100.00	BBB	173,995
300	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010A, 5.125%, 9/01/40	9/20 at 100.00	A–	312,117
340	Yonkers Industrial Development Agency, New York, Civic Facility Revenue Bonds, Sarah Lawrence College Project, Series 2001A Remarketed, 6.000%, 6/01/41	6/19 at 100.00	BBB	366,255
24,900	Total Education and Civic Organizations			25,573,020
	Financials – 2.2% (1.5% of Total Investments)
1,805	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2007, 5.500%, 10/01/37	No Opt. Call	A	2,038,260
	Health Care – 11.9% (8.1% of Total Investments)
1,620	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, Montefiore Medical Center, Series 2005, 5.000%, 2/01/22 – FGIC Insured	2/15 at 100.00	AA–	1,674,529
150	Dormitory Authority of the State of New York, Highland Hospital of Rochester Revenue Bonds, Series 2010, 5.200%, 7/01/32	7/20 at 100.00	A2	158,160
	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008:
975	6.500%, 12/01/21	12/18 at 100.00	Ba1	1,036,786
505	6.125%, 12/01/29	12/18 at 100.00	Ba1	510,348
985	6.250%, 12/01/37	12/18 at 100.00	Ba1	986,468
2,300	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan Kettering Cancer Center, Series 2006, 5.000%, 7/01/35 (UB)	7/16 at 100.00	AA	2,405,846
310	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian Hospital, Series 2004A, 5.250%, 8/15/15 – AGM Insured	8/14 at 100.00	AA	315,667
1,500	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2007B, 5.625%, 7/01/37	7/17 at 100.00	A–	1,639,290
1,000	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2011A, 6.000%, 7/01/40	7/20 at 100.00	A–	1,097,390

48	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$290	Livingston County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Nicholas H. Noyes Hospital, Series 2005, 6.000%, 7/01/30	6/14 at 100.00	BB	$290,041
	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Oneida Health System, Series 2007A:
275	5.250%, 2/01/27	2/17 at 100.00	BBB–	275,624
250	5.500%, 2/01/32	2/17 at 100.00	BBB–	250,045
215	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital, Series 2001A, 7.125%, 7/01/31	7/14 at 100.00	B+	215,056
360	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital, Series 2001B, 7.125%, 7/01/31	6/14 at 100.00	B+	360,094
10,735	Total Health Care			11,215,344
	Housing/Multifamily – 0.9% (0.6% of Total Investments)
500	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2004A, 5.250%, 11/01/30	5/14 at 100.00	AA	502,045
70	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2010D-1A, 5.000%, 11/01/42	5/20 at 100.00	AA	72,086
290	New York State Housing Finance Agency, Affordable Housing Revenue, Series 2007A, 5.250%, 11/01/38 (Alternative Minimum Tax)	11/17 at 100.00	Aa2	295,000
860	Total Housing/Multifamily			869,131
	Housing/Single Family – 1.0% (0.7% of Total Investments)
925	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 130, 4.650%, 4/01/27 (Alternative Minimum Tax)	4/15 at 100.00	Aa1	930,522
	Long-Term Care – 4.0% (2.7% of Total Investments)
440	Dormitory Authority of the State of New York, GNMA Collateralized Revenue Bonds, Cabrini of Westchester Project, Series 2006, 5.200%, 2/15/41	2/17 at 103.00	AA+	458,132
140	Dormitory Authority of the State of New York, Insured Revenue Bonds, Rehabilitation Association Pooled Loan Program 1, Series 2001A, 5.000%, 7/01/23 – AMBAC Insured	6/14 at 100.00	A2	140,539
255	Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of Queens Nursing Home Revenue Bonds, Series 2006, 5.000%, 11/01/31	11/16 at 100.00	B1	227,516
	Dormitory Authority of the State of New York, Revenue Bonds, Providence Rest, Series 2005:
50	5.125%, 7/01/30 – ACA Insured	7/15 at 100.00	N/R	50,011
175	5.000%, 7/01/35 – ACA Insured	7/15 at 100.00	N/R	168,340
665	East Rochester Housing Authority, New York, Senior Living Revenue Bonds, Woodland Village Project, Series 2006, 5.500%, 8/01/33	8/16 at 101.00	N/R	624,302
530	Erie County Industrial Development Agency, New York, Revenue Bonds, Orchard Park CCRC Inc. Project, Series 2006A, 6.000%, 11/15/36	11/16 at 100.00	N/R	523,497
255	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2001A-1, 7.250%, 7/01/16	7/14 at 100.00	N/R	255,717
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1:
355	5.500%, 7/01/18	7/16 at 101.00	N/R	342,138
440	5.800%, 7/01/23	7/16 at 101.00	N/R	413,719
430	Suffolk County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008-B1, 5.500%, 7/01/18	7/16 at 100.00	N/R	426,672
170	Yonkers Industrial Development Agency, New York, Civic Facilities Revenue Bonds, Special Needs Facilities Pooled Program Bonds, Series 2008-C1, 5.800%, 7/01/23	7/16 at 101.00	N/R	159,846
3,905	Total Long-Term Care			3,790,429
	Materials – 0.2% (0.2% of Total Investments)
230	Jefferson County Industrial Development Agency, New York, Solid Waste Disposal Revenue Bonds, International Paper Company Project, Series 2003A, 5.200%, 12/01/20 (Alternative Minimum Tax)	5/14 at 100.00	BBB	230,115
	Tax Obligation/General – 10.7% (7.2% of Total Investments)
4,540	New York City, New York, General Obligation Bonds, Fiscal 2007 Series D-1, 5.125%, 12/01/25 (UB)	12/17 at 100.00	AA	5,157,122

Nuveen Investments	49

NXK	Nuveen New York Dividend Advantage Municipal Fund 2
Portfolio of Investments (continued)
March 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$1,000	New York City, New York, General Obligation Bonds, Fiscal 2012 Series B, 5.000%, 8/01/30	No Opt. Call	AA	$1,099,600
35	New York City, New York, General Obligation Bonds, Fiscal Series 2005F-1, 5.000%, 9/01/19 – SYNCORA GTY Insured	9/15 at 100.00	AA	37,307
2,600	New York City, New York, General Obligation Bonds, Fiscal Series 2006J-1, 5.000%, 6/01/25 (UB)	6/16 at 100.00	AA	2,808,988
835	New York City, New York, General Obligation Bonds, Subseries G-1 Fiscal Series 2012, 5.000%, 4/01/28	No Opt. Call	AA	927,585
9,010	Total Tax Obligation/General			10,030,602
	Tax Obligation/Limited – 39.7% (26.9% of Total Investments)
3,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012D, 5.000%, 2/15/31	2/22 at 100.00	AAA	3,286,648
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A:
2,000	5.750%, 2/15/47	2/21 at 100.00	A	2,199,840
2,000	5.250%, 2/15/47	2/21 at 100.00	A	2,096,080
5,000	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 5.000%, 2/15/47	2/17 at 100.00	A	5,075,748
560	Monroe Newpower Corporation, New York, Power Facilities Revenue Bonds, Series 2003, 5.500%, 1/01/34	1/15 at 100.00	A–	561,210
	New York City Sales Tax Asset Receivable Corporation, New York, Dedicated Revenue Bonds, Local Government Assistance Corporation, Series 2004A:
1,140	5.000%, 10/15/25 – NPFG Insured (UB) (4)	10/14 at 100.00	AAA	1,169,252
835	5.000%, 10/15/26 – NPFG Insured (UB) (4)	10/14 at 100.00	AAA	856,334
1,425	5.000%, 10/15/26 – AGM Insured	10/14 at 100.00	AAA	1,461,409
750	5.000%, 10/15/29 – AMBAC Insured (UB) (4)	10/14 at 100.00	AAA	767,978
1,300	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2007S-2, 5.000%, 1/15/28 – FGIC Insured	1/17 at 100.00	AA–	1,404,832
1,200	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007B, 5.000%, 11/01/30	5/17 at 100.00	AAA	1,312,476
1,460	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007C-1, 5.000%, 11/01/27	11/17 at 100.00	AAA	1,628,017
835	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2012 Series E-1, 5.000%, 2/01/37	2/22 at 100.00	AAA	898,485
680	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series F-1, 5.000%, 2/01/29	No Opt. Call	AAA	763,212
3,775	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Refunding Subordinate Lien Series 2010D, 5.000%, 11/01/25	5/20 at 100.00	AAA	4,320,184
1,000	New York City, New York, Educational Construction Fund, Revenue Bonds, Series 2011A, 5.750%, 4/01/41	4/21 at 100.00	AA–	1,144,630
2,020	New York State Environmental Facilities Corporation, State Personal Income Tax Revenue Bonds, Series 2008A, 5.000%, 12/15/27 (UB)	12/17 at 100.00	AAA	2,243,048
840	New York State Housing Finance Agency, State Personal Income Tax Revenue Bonds, Economic Development and Housing, Series 2006A, 5.000%, 3/15/36	9/15 at 100.00	AAA	880,160
1,125	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2007, 5.000%, 4/01/27	10/17 at 100.00	AA	1,234,744
2,300	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2005B, 5.500%, 4/01/20 – AMBAC Insured (UB) (4)	No Opt. Call	AA	2,770,005
8,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Senior Series 2011C, 0.000%, 8/01/39	No Opt. Call	AA–	1,300,880
41,245	Total Tax Obligation/Limited			37,375,172
	Transportation – 23.4% (15.8% of Total Investments)
2,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2007B, 5.000%, 11/15/33	11/17 at 100.00	A+	2,604,400
1,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2010D, 5.000%, 11/15/34	11/20 at 100.00	A+	1,063,310

50	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$1,250	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	N/R	$1,367,813
1,500	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007, 5.875%, 10/01/46 (5)	10/17 at 102.00	N/R	584,340
1,425	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)	6/14 at 100.00	BB	1,378,802
1,000	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, JFK Airport – American Airlines Inc., Series 2002B, 8.500%, 8/01/28 (Alternative Minimum Tax)	8/14 at 100.00	N/R	1,062,650
650	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, Terminal One Group JFK Project, Series 2005, 5.500%, 1/01/24 (Alternative Minimum Tax)	1/16 at 100.00	A3	692,803
	New York City Industrial Development Agency, New York, Special Facility Revenue Bonds, JetBlue Airways Corporation Project, Series 2006:
40	5.000%, 5/15/20 (Alternative Minimum Tax)	6/14 at 100.00	B	39,998
750	5.125%, 5/15/30 (Alternative Minimum Tax)	6/14 at 100.00	B	723,240
585	New York Liberty Development Corporation, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+	605,768
300	New York State Thruway Authority, General Revenue Bonds, Series 2005G, 5.000%, 1/01/30 – AGM Insured	7/15 at 100.00	AA	313,695
3,400	Niagara Frontier Airport Authority, New York, Airport Revenue Bonds, Buffalo Niagara International Airport, Series 1999A, 5.625%, 4/01/29 – NPFG Insured (Alternative Minimum Tax)	10/14 at 100.00	AA–	3,423,832
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005:
1,000	5.000%, 12/01/28 – SYNCORA GTY Insured	6/15 at 101.00	AA–	1,056,030
280	5.000%, 12/01/31 – SYNCORA GTY Insured	6/15 at 101.00	AA–	293,776
310	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 18.022%, 8/15/32 – AGM Insured (IF)	8/17 at 100.00	AA	411,420
955	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/38	12/23 at 100.00	AA–	1,036,070
2,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Sixty Sixth Series 2011, 5.000%, 1/15/41	1/21 at 100.00	AA–	2,125,700
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
210	6.500%, 12/01/28	12/15 at 100.00	BBB	219,507
1,030	6.000%, 12/01/36	12/20 at 100.00	BBB	1,131,115
780	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2002E, 5.500%, 11/15/20 – NPFG Insured	No Opt. Call	AA–	950,633
750	Triborough Bridge and Tunnel Authority, New York, Subordinate Lien General Purpose Revenue Refunding Bonds, Tender Option Bond Trust 1184, 9.375%, 5/15/16 (IF)	No Opt. Call	AA–	906,690
21,715	Total Transportation			21,991,592
	U.S. Guaranteed – 3.2% (2.2% of Total Investments) (6)
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F:
120	5.000%, 3/15/21 (Pre-refunded 3/15/15) – AGM Insured	3/15 at 100.00	AA (6)	125,490
5	5.000%, 3/15/21 (Pre-refunded 3/15/15) – AGM Insured	3/15 at 100.00	AAA	5,232
750	New York City, New York, General Obligation Bonds, Fiscal Series 2004C, 5.250%, 8/15/16 (Pre-refunded 8/15/14)	8/14 at 100.00	Aa2 (6)	764,325
1,965	New York City, New York, General Obligation Bonds, Fiscal Series 2005F-1, 5.000%, 9/01/19 (Pre-refunded 9/01/15) – SYNCORA GTY Insured	9/15 at 100.00	N/R (6)	2,096,262
2,840	Total U.S. Guaranteed			2,991,309
	Utilities – 11.1% (7.5% of Total Investments)
75	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	75,698
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
1,700	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	AA–	1,823,165
1,700	5.000%, 12/01/24 – FGIC Insured	6/16 at 100.00	AA–	1,820,530

Nuveen Investments	51

NXK	Nuveen New York Dividend Advantage Municipal Fund 2
Portfolio of Investments (continued)
March 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$250	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006B, 5.000%, 12/01/35 – CIFG Insured	6/16 at 100.00	A–	$262,688
	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A:
1,000	5.000%, 5/01/36 – AGM Insured	5/21 at 100.00	AA	1,049,480
1,000	5.000%, 5/01/38	5/21 at 100.00	A–	1,052,610
900	Nassau County Industrial Development Authority, New York, Keyspan Glenwood Energy Project, Series 2003, 5.250%, 6/01/27 (Alternative Minimum Tax)	6/14 at 100.00	A–	903,330
1,750	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2012A, 5.250%, 11/01/42	No Opt. Call	BB+	1,716,908
695	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue Cogeneration Partners Facility, Series 1998, 5.500%, 1/01/23 (Alternative Minimum Tax)	7/14 at 100.00	N/R	691,129
970	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013 TE, 5.000%, 12/15/41	12/23 at 100.00	AAA	1,064,934
10,040	Total Utilities			10,460,472
	Water and Sewer – 6.4% (4.4% of Total Investments)
820	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	A–	833,514
4,875	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects, Second Resolution Series 2011B, 5.000%, 6/15/41	6/21 at 100.00	AAA	5,242,036
5,695	Total Water and Sewer			6,075,550
$139,505	Total Long-Term Investments (cost $134,768,698)			138,903,476
	Floating Rate Obligations – (12.2)%			(11,440,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (40.3%) (7)			(37,890,000)
	Other Assets Less Liabilities – 4.9%			4,515,354
	Net Assets Applicable to Common Shares – 100%			$94,088,830

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
On April 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.875% to 2.350%.

(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 27.3%.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

52	Nuveen Investments

NRK
Nuveen New York AMT-Free Municipal Income Fund
Portfolio of Investments
March 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 155.1% (100.0% of Total Investments)
	MUNICIPAL BONDS – 155.1% (100.0% of Total Investments)
	Consumer Staples – 3.0% (1.9% of Total Investments)
$6,300	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2006A-3, 5.000%, 6/01/35	6/16 at 100.00	B	$4,760,595
1,015	New York Counties Tobacco Trust II, Tobacco Settlement Pass-Through Bonds, Series 2001, 5.250%, 6/01/25	6/14 at 100.00	A1	1,014,909
1,810	New York Counties Tobacco Trust III, Tobacco Settlement Pass-Through Bonds, Series 2003, 5.750%, 6/01/33	6/14 at 100.00	A1	1,810,561
37,120	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.125%, 6/01/42	6/16 at 100.00	B	28,867,110
46,245	Total Consumer Staples			36,453,175
	Education and Civic Organizations – 29.2% (18.8% of Total Investments)
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
9,995	0.000%, 7/15/45	No Opt. Call	BBB–	1,605,797
28,815	0.000%, 7/15/47	No Opt. Call	BBB–	3,987,708
	Build NYC Resource Corporation, New York, Revenue Bonds, Bronx Charter School for Excellence, Series 2013A:
250	5.000%, 4/01/33	4/23 at 100.00	BBB–	245,193
2,535	5.500%, 4/01/43	4/23 at 100.00	BBB–	2,555,229
1,260	Dormitory Authority of the State of New York, 853 Schools Program Insured Revenue Bonds, St. Anne Institute, Issue 2, Series 1998E, 5.000%, 7/01/18 – AMBAC Insured	7/14 at 100.00	N/R	1,265,002
	Dormitory Authority of the State of New York, General Revenue Bonds, New York University, Series 2001-1:
1,500	5.500%, 7/01/24 – AMBAC Insured	No Opt. Call	AA–	1,859,415
4,000	5.500%, 7/01/40 – AMBAC Insured	No Opt. Call	AA–	4,745,640
9,400	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2007A, 5.250%, 7/01/32 – NPFG Insured	7/17 at 100.00	AA–	9,819,804
4,990	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2013A, 5.000%, 7/01/44	7/23 at 100.00	A–	5,213,253
4,265	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of Technology, Series 2007, 5.250%, 7/01/34 – FGIC Insured	No Opt. Call	AA–	4,630,340
6,000	Dormitory Authority of the State of New York, Insured Revenue Bonds, Mount Sinai School of Medicine, Series 1994A, 5.150%, 7/01/24 – NPFG Insured	No Opt. Call	AA–	6,767,880
7,780	Dormitory Authority of the State of New York, Insured Revenue Bonds, New York Medical College, Series 1998, 5.000%, 7/01/21 – NPFG Insured	7/14 at 100.00	AA–	7,805,129
6,660	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2004A, 5.000%, 7/01/29 – NPFG Insured	7/15 at 100.00	Aa2	6,971,688
10,000	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2006A, 5.000%, 7/01/31 – NPFG Insured	7/16 at 100.00	Aa2	10,588,500
6,215	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2009A, 5.000%, 7/01/39	7/19 at 100.00	Aa2	6,510,834
4,750	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2011A, 5.000%, 7/01/41	7/21 at 100.00	Aa2	5,035,380
3,750	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2012A, 5.000%, 7/01/37	7/22 at 100.00	Aa2	4,028,813
14,585	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2013A, 5.000%, 7/01/27	7/23 at 100.00	Aa3	16,540,994

Nuveen Investments	53

NRK	Nuveen New York AMT-Free Municipal Income Fund
Portfolio of Investments (continued)
March 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Dormitory Authority of the State of New York, Revenue Bonds, Barnard College, Series 2007A:
$2,000	5.000%, 7/01/25 – FGIC Insured	7/17 at 100.00	AA–	$2,189,580
6,525	5.000%, 7/01/37 – FGIC Insured	7/17 at 100.00	AA–	6,674,227
1,150	Dormitory Authority of the State of New York, Revenue Bonds, Canisius College, Series 2005, 5.000%, 7/01/21 – NPFG Insured	7/15 at 100.00	Baa1	1,168,883
9,180	Dormitory Authority of the State of New York, Revenue Bonds, Columbia University, Series 2011A, 5.000%, 10/01/41	4/21 at 100.00	AAA	9,983,801
	Dormitory Authority of the State of New York, Revenue Bonds, Convent of the Sacred Heart, Series 2011:
1,000	5.625%, 11/01/35 – AGM Insured	5/21 at 100.00	AA	1,097,720
5,980	5.750%, 11/01/40 – AGM Insured	5/21 at 100.00	AA	6,582,963
3,000	Dormitory Authority of the State of New York, Revenue Bonds, Fordham University, Series 2008B, 5.000%, 7/01/38 – AGC Insured	7/18 at 100.00	A2	3,241,470
1,000	Dormitory Authority of the State of New York, Revenue Bonds, Marymount Manhattan College, Series 2009, 5.250%, 7/01/29	7/19 at 100.00	Baa2	1,031,110
875	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.250%, 7/01/30	7/20 at 100.00	A–	952,298
3,250	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 1998A, 6.000%, 7/01/18 – NPFG Insured	No Opt. Call	AA–	3,904,160
3,415	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2007, 5.000%, 7/01/32 – AMBAC Insured	7/17 at 100.00	AA–	3,694,825
	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2009A:
10,000	5.250%, 7/01/34	7/19 at 100.00	AA–	11,292,400
3,890	5.000%, 7/01/39	7/19 at 100.00	AA–	4,235,938
13,500	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2009B, 5.000%, 7/01/39	7/19 at 100.00	AA–	14,765,490
3,115	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2012A, 5.000%, 7/01/32	7/22 at 100.00	AA–	3,408,589
2,800	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2008C, 5.000%, 7/01/37	7/20 at 100.00	Aa1	3,072,832
	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2010A:
5,000	5.000%, 7/01/35	7/20 at 100.00	Aa1	5,535,800
11,560	5.000%, 7/01/40	7/20 at 100.00	Aa1	12,687,794
	Dormitory Authority of the State of New York, Revenue Bonds, Rochester Institute of Technology, Series 2006A:
2,500	5.250%, 7/01/20 – AMBAC Insured	No Opt. Call	A1	2,923,850
2,000	5.250%, 7/01/21 – AMBAC Insured	No Opt. Call	A1	2,343,100
1,250	Dormitory Authority of the State of New York, Revenue Bonds, University of Rochester, Refunding Series 2009A, 5.125%, 7/01/39	No Opt. Call	AA–	1,378,725
1,000	Dutchess County Local Development Corporation, New York, Revenue Bonds, Marist College Project, Series 2013A, 5.000%, 7/01/39	7/23 at 100.00	A2	1,065,080
	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi University Project, Series 2013:
1,785	5.000%, 9/01/38	9/23 at 100.00	A	1,888,655
1,785	5.000%, 9/01/43	9/23 at 100.00	A	1,870,287
15,650	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Colgate University, Series 2005A, 5.000%, 7/01/40 – AMBAC Insured	7/15 at 100.00	AA+	15,865,657
1,400	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint John Fisher College, Series 2014A, 5.500%, 6/01/39	6/24 at 100.00	BBB+	1,490,188
7,250	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Horace Mann School, Series 1998, 5.000%, 7/01/28 – NPFG Insured	7/14 at 100.00	AA–	7,274,505

54	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$4,775	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Trinity Episcopal School, Series 1997, 5.250%, 6/15/27 – NPFG Insured	6/14 at 100.00	AA–	$4,792,190
3,155	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Vaughn College of Aeronautics, Series 2006A, 5.000%, 12/01/28	12/16 at 100.00	BB	3,043,502
	New York City Industrial Development Agency, New York, Payment in Lieu of Taxes Revenue Bonds, Queens Baseball Stadium Project, Series 2009:
1,000	6.125%, 1/01/29 – AGC Insured	1/19 at 100.00	AA	1,107,200
1,000	6.375%, 1/01/39 – AGC Insured	1/19 at 100.00	AA	1,105,040
	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
6,815	5.000%, 1/01/31 – AMBAC Insured	1/17 at 100.00	Ba1	6,711,957
5,000	5.000%, 1/01/36 – AMBAC Insured	1/17 at 100.00	Ba1	4,736,250
1,030	4.750%, 1/01/42 – AMBAC Insured	1/17 at 100.00	Ba1	905,370
14,500	5.000%, 1/01/46 – AMBAC Insured	1/17 at 100.00	Ba1	13,405,685
4,730	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA	5,526,816
	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006:
4,280	5.000%, 3/01/31 – FGIC Insured	9/16 at 100.00	BBB	4,341,546
31,650	5.000%, 3/01/36 – NPFG Insured	9/16 at 100.00	AA–	32,112,407
20,210	4.500%, 3/01/39 – FGIC Insured	9/16 at 100.00	BBB	20,211,617
6,560	New York City Trust for Cultural Resources, New York, Revenue Bonds, American Museum of Natural History, Series 2004A, 5.000%, 7/01/36 – NPFG Insured	7/14 at 100.00	AA	6,626,387
3,400	New York City Trust for Cultural Resources, New York, Revenue Bonds, Whitney Museum of American Art, Series 2011, 5.000%, 7/01/31	1/21 at 100.00	A	3,616,750
	Niagara Area Development Corporation, New York, Niagara University Project, Series 2012A:
600	5.000%, 5/01/35	5/22 at 100.00	BBB+	616,638
1,000	5.000%, 5/01/42	5/22 at 100.00	BBB+	1,023,660
1,450	Onondaga Civic Development Corporation, New York, Revenue Bonds, Le Moyne College Project, Series 2012, 5.000%, 7/01/42	7/22 at 100.00	Baa2	1,480,856
1,000	Onongada County Trust For Cultural Resources, New York, Revenue Bonds, Syracuse University Project, Series 2011, 5.000%, 12/01/36	12/21 at 100.00	AA–	1,078,080
	Tompkins County Development Corporation, New York, Revenue Bonds, Ithaca College, Series 2011:
1,390	5.500%, 7/01/33 – AGM Insured	1/21 at 100.00	A2	1,521,216
1,000	5.250%, 7/01/36 – AGM Insured	1/21 at 100.00	A2	1,070,490
4,000	5.375%, 7/01/41 – AGM Insured	1/21 at 100.00	A2	4,279,560
3,700	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010A, 5.125%, 9/01/40	9/20 at 100.00	A–	3,849,443
370,855	Total Education and Civic Organizations			354,959,186
	Financials – 2.3% (1.5% of Total Investments)
11,615	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2005, 5.250%, 10/01/35	No Opt. Call	A	12,815,759
13,835	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2007, 5.500%, 10/01/37	No Opt. Call	A	15,622,897
25,450	Total Financials			28,438,656
	Health Care – 10.5% (6.8% of Total Investments)
5,315	Albany Capital Resource Corporation, New York, St. Peter’s Hospital Project, Series 2011, 6.125%, 11/15/30	11/20 at 100.00	A+	5,952,959
5,935	Albany Industrial Development Agency, New York, Revenue Bonds, Saint Peter’s Hospital, Series 2008A, 5.250%, 11/15/32	11/17 at 100.00	A+	6,198,870
4,205	Albany Industrial Development Agency, New York, Revenue Bonds, Saint Peter’s Hospital, Series 2008D, 5.375%, 11/15/32	11/17 at 100.00	A+	4,409,531

Nuveen Investments	55

NRK	Nuveen New York AMT-Free Municipal Income Fund
Portfolio of Investments (continued)
March 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$1,000	Albany Industrial Development Agency, New York, Revenue Bonds, Saint Peter’s Hospital, Series 2008E, 5.250%, 11/15/32	11/17 at 100.00	A+	$1,044,460
2,495	Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds, Hospital for Special Surgery, Series 2009, 6.250%, 8/15/34	8/19 at 100.00	AA+	2,867,104
7,625	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Hudson Valley Hospital Center, Series 2007, 5.000%, 8/15/27 – AGM Insured	8/17 at 100.00	AA	8,355,628
	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004:
9,330	5.000%, 8/01/29 – FGIC Insured	2/15 at 100.00	AA–	9,615,032
425	5.000%, 8/01/33 – FGIC Insured	2/15 at 100.00	AA–	426,934
8,035	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, Montefiore Medical Center, Series 2005, 5.000%, 2/01/22 – FGIC Insured	2/15 at 100.00	AA–	8,305,458
950	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, St. Lukes Roosevelt Hospital, Series 2005, 4.900%, 8/15/31	8/15 at 100.00	N/R	988,276
4,000	Dormitory Authority of the State of New York, North Shore Long Island Jewish Obligated Group Revenue Bonds, Series 2011A, 5.000%, 5/01/41	5/21 at 100.00	A–	4,161,840
	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008:
3,880	6.000%, 12/01/15	No Opt. Call	Ba1	4,050,254
4,345	6.000%, 12/01/16	No Opt. Call	Ba1	4,611,044
5,430	6.500%, 12/01/21	12/18 at 100.00	Ba1	5,774,099
6,780	6.125%, 12/01/29	12/18 at 100.00	Ba1	6,851,800
14,770	6.250%, 12/01/37	12/18 at 100.00	Ba1	14,792,007
	Dormitory Authority of the State of New York, Revenue Bonds, Health Quest System Inc., Series 2007B:
3,865	5.250%, 7/01/27 – AGC Insured	7/17 at 100.00	AA	4,240,369
3,500	5.125%, 7/01/37 – AGC Insured	7/17 at 100.00	AA	3,645,775
6,585	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian Hospital, Series 2004A, 5.250%, 8/15/15 – AGM Insured	8/14 at 100.00	AA	6,705,374
900	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest System Inc, Series 2010A, 5.750%, 7/01/40 – AGM Insured	7/20 at 100.00	A–	974,889
1,875	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochestor Project, Series 2010, 5.750%, 8/15/35	2/21 at 100.00	Aa2	2,183,494
1,300	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester General Hospital Project, Series 2013A, 5.000%, 12/01/42	12/22 at 100.00	A–	1,348,984
6,540	Suffolk County Economic Development Corporation, New York, Revenue Refunding Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2011, 5.000%, 7/01/28	7/21 at 100.00	BBB+	6,888,778
5,050	Westchester County Health Care Corporation, New York, Senior Lien Revenue Bonds, Series 2010-C2, 6.125%, 11/01/37	11/20 at 100.00	A3	5,588,583
5,740	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital, Series 2001A, 7.125%, 7/01/31	7/14 at 100.00	B+	5,741,492
2,035	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital, Series 2001B, 7.125%, 7/01/31	6/14 at 100.00	B+	2,035,529
121,910	Total Health Care			127,758,563
	Housing/Multifamily – 0.3% (0.2% of Total Investments)
	Canton Capital Resource Corporation, New York, Student Housing Facility Revenue Bonds, Grasse River LLC at SUNY Canton Project Series 2010A:
1,000	5.000%, 5/01/40	5/20 at 100.00	AA	1,051,010
1,000	5.000%, 5/01/45 – AGM Insured	5/20 at 100.00	AA	1,047,170
1,040	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2010D-1A, 5.000%, 11/01/42	5/20 at 100.00	AA	1,070,992
450	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2009B, 4.500%, 11/01/29	5/19 at 100.00	Aa2	465,372

56	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
	New York State Housing Finance Agency, Mortgage Revenue Refunding Bonds, Housing Project, Series 1996A:
$25	6.100%, 11/01/15 – AGM Insured	5/14 at 100.00	AA	$25,122
390	6.125%, 11/01/20 – AGM Insured	5/14 at 100.00	AA	390,885
3,905	Total Housing/Multifamily			4,050,551
	Housing/Single Family – 0.9% (0.6% of Total Investments)
10,000	New York State Mortgage Agency, Mortgage Revenue Bonds, Thirty-Third Series A, 4.750%, 4/01/23 (Alternative Minimum Tax)	4/15 at 100.00	Aaa	11,346,300
	Long-Term Care – 0.8% (0.5% of Total Investments)
800	Dormitory Authority of the State of New York, GNMA Collateralized Revenue Bonds, Cabrini of Westchester Project, Series 2006, 5.200%, 2/15/41	2/17 at 103.00	AA+	832,968
7,310	Erie County Industrial Development Agency, New York, Revenue Bonds, Orchard Park CCRC Inc. Project, Series 2006A, 6.000%, 11/15/36	11/16 at 100.00	N/R	7,220,306
1,225	Suffolk County Economic Development Corporation, New York, Revenue Refunding Bonds, Peconic Landing At Southold, Inc. Project, Series 2010, 6.000%, 12/01/40	12/20 at 100.00	BBB–	1,308,643
9,335	Total Long-Term Care			9,361,917
	Tax Obligation/General – 10.9% (7.1% of Total Investments)
3,000	Dormitory Authority of the State of New York, School Districts Revenue Bond Financing Program, Peekskill City School District, Series 2005D, 5.000%, 10/01/33 – NPFG Insured	10/15 at 100.00	AA–	3,142,230
1,000	Nassau County, New York, General Obligation Bonds, General Improvement Series 2009C, 5.000%, 10/01/29 – AGC Insured	10/19 at 100.00	AA	1,076,790
210	Nassau County, New York, General Obligation Improvement Bonds, Series 1993H, 5.500%, 6/15/16 – NPFG Insured	No Opt. Call	AA–	231,956
1,200	New York City, New York, General Obligation Bonds, Fiscal 2009 Series E, 5.000%, 8/01/28	8/19 at 100.00	AA	1,368,672
	New York City, New York, General Obligation Bonds, Fiscal 2012 Series A-1:
6,085	5.000%, 10/01/31	No Opt. Call	AA	6,664,414
1,000	5.000%, 10/01/33	10/22 at 100.00	AA	1,084,580
1,570	5.000%, 10/01/34	No Opt. Call	AA	1,698,065
8,665	New York City, New York, General Obligation Bonds, Fiscal 2012 Series B, 5.000%, 8/01/30	No Opt. Call	AA	9,528,034
	New York City, New York, General Obligation Bonds, Fiscal 2012 Series C:
4,610	5.000%, 8/01/25	8/22 at 100.00	AA	5,256,921
2,190	5.000%, 8/01/28	8/22 at 100.00	AA	2,441,478
	New York City, New York, General Obligation Bonds, Fiscal 2012 Series I:
1,000	5.000%, 8/01/30	8/22 at 100.00	AA	1,099,600
2,000	5.000%, 8/01/31	8/22 at 100.00	AA	2,187,140
	New York City, New York, General Obligation Bonds, Fiscal 2013 Series F-1:
5,000	5.000%, 3/01/29	3/23 at 100.00	AA	5,543,800
3,400	5.000%, 3/01/31	3/23 at 100.00	AA	3,723,544
1,000	5.000%, 3/01/33	3/23 at 100.00	AA	1,084,100
3,735	New York City, New York, General Obligation Bonds, Fiscal 2014 Series A-1, 5.000%, 8/01/26	8/23 at 100.00	AA	4,262,531
8,000	New York City, New York, General Obligation Bonds, Fiscal 2014 Series D-1, 5.000%, 8/01/30	8/23 at 100.00	AA	8,844,000
5	New York City, New York, General Obligation Bonds, Fiscal Series 1998H, 5.375%, 8/01/27 – NPFG Insured	6/14 at 100.00	AA	5,019
	New York City, New York, General Obligation Bonds, Fiscal Series 2001D:
5	5.250%, 8/01/15 – AGM Insured	6/14 at 100.00	AA	5,022
5	5.000%, 8/01/16 – FGIC Insured	6/14 at 100.00	AA	5,020
10,330	New York City, New York, General Obligation Bonds, Fiscal Series 2005J, 5.000%, 3/01/19 – FGIC Insured	3/15 at 100.00	AA	10,775,946
715	New York City, New York, General Obligation Bonds, Fiscal Series 2006C, 5.000%, 8/01/16 – AGM Insured	No Opt. Call	AA	760,138

Nuveen Investments	57

NRK	Nuveen New York AMT-Free Municipal Income Fund
Portfolio of Investments (continued)
March 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	New York City, New York, General Obligation Bonds, Series 2011D-I:
$2,785	5.000%, 10/01/30	10/21 at 100.00	AA	$3,038,324
2,880	5.000%, 10/01/34	No Opt. Call	AA	3,091,075
3,345	New York City, New York, General Obligation Bonds, Subseries G-1 Fiscal Series 2012, 5.000%, 4/01/28	No Opt. Call	AA	3,715,894
	New York City, New York, General Obligation Bonds, Series 2004E:
12,550	5.000%, 11/01/19 – AGM Insured (UB)	11/14 at 100.00	AA	12,894,750
7,850	5.000%, 11/01/20 – AGM Insured (UB)	11/14 at 100.00	AA	8,063,285
	Pavilion Central School District, Genesee County, New York, General Obligation Bonds, Series 2005:
1,650	5.000%, 6/15/16 – AGM Insured	6/15 at 100.00	AA	1,728,111
1,815	5.000%, 6/15/18 – AGM Insured	6/15 at 100.00	AA	1,915,987
	Rensselaer County, New York, General Obligation Bonds, Series 1991:
960	6.700%, 2/15/16 – AMBAC Insured	No Opt. Call	AA–	1,067,443
960	6.700%, 2/15/17 – AMBAC Insured	No Opt. Call	AA–	1,116,230
960	6.700%, 2/15/18 – AMBAC Insured	No Opt. Call	AA–	1,157,645
960	6.700%, 2/15/19 – AMBAC Insured	No Opt. Call	AA–	1,195,738
960	6.700%, 2/15/20 – AMBAC Insured	No Opt. Call	AA–	1,221,715
747	6.700%, 2/15/21 – AMBAC Insured	No Opt. Call	AA–	965,057
	Rochester, New York, General Obligation Bonds, Series 1999:
735	5.250%, 10/01/20 – NPFG Insured	No Opt. Call	AA–	865,815
735	5.250%, 10/01/21 – NPFG Insured	No Opt. Call	AA–	868,454
730	5.250%, 10/01/22 – NPFG Insured	No Opt. Call	AA–	866,576
730	5.250%, 10/01/23 – NPFG Insured	No Opt. Call	AA–	868,554
730	5.250%, 10/01/24 – NPFG Insured	No Opt. Call	AA–	874,087
730	5.250%, 10/01/25 – NPFG Insured	No Opt. Call	AA–	877,132
725	5.250%, 10/01/26 – NPFG Insured	No Opt. Call	AA–	874,640
1,145	Three Village Central School District, Brookhaven and Smithtown, Suffolk County, New York, General Obligation Bonds, Series 2005, 5.000%, 6/01/18 – FGIC Insured	No Opt. Call	Aa2	1,323,402
1,620	West Islip Union Free School District, Suffolk County, New York, General Obligation Bonds, Series 2005, 5.000%, 10/01/16 – AGM Insured	10/15 at 100.00	Aa3	1,728,670
7,635	Yonkers, New York, General Obligation Bonds, Series 2005A, 5.000%, 8/01/16 – NPFG Insured	8/15 at 100.00	AA–	8,010,871
	Yonkers, New York, General Obligation Bonds, Series 2005B:
1,650	5.000%, 8/01/19	8/15 at 100.00	Baa1	1,705,341
1,735	5.000%, 8/01/20	8/15 at 100.00	Baa1	1,784,760
122,047	Total Tax Obligation/General			132,608,556
	Tax Obligation/Limited – 53.6% (34.5% of Total Investments)
1,980	Dormitory Authority of the State of New York, 853 Schools Program Insured Revenue Bonds, Harmony Heights School, Issue 1, Series 1999C, 5.500%, 7/01/18 – AMBAC Insured	7/14 at 100.00	N/R	1,988,692
140	Dormitory Authority of the State of New York, 853 Schools Program Insured Revenue Bonds, Vanderheyden Hall Inc., Issue 2, Series 1998F, 5.250%, 7/01/18 – AMBAC Insured	6/14 at 100.00	N/R	140,585
965	Dormitory Authority of the State of New York, Insured Revenue Bonds, 853 Schools Program – Anderson School, Series 1999E, Issue 2, 5.750%, 7/01/19 – AMBAC Insured	7/14 at 100.00	N/R	969,429
9,145	Dormitory Authority of the State of New York, Insured Revenue Bonds, Special Act School District Program, Series 1999, 5.750%, 7/01/19 – NPFG Insured	7/14 at 100.00	AA–	9,182,586
2,000	Dormitory Authority of the State of New York, Lease Revenue Bonds, Wayne-Finger Lakes Board of Cooperative Education Services, Series 2004, 5.000%, 8/15/23 – AGM Insured	8/14 at 100.00	Aa3	2,036,000
1,000	Dormitory Authority of the State of New York, Master Lease Program Revenue Bonds, Nassau County Board of Cooperative Educational Services, Series 2009A, 5.000%, 8/15/28 – AGC Insured	8/19 at 100.00	AA	1,080,730
10,840	Dormitory Authority of the State of New York, Revenue Bonds, Department of Health, Series 2004-2, 5.000%, 7/01/20 – FGIC Insured	7/14 at 100.00	AA–	10,960,432

58	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Dormitory Authority of the State of New York, Revenue Bonds, Mental Health Services Facilities Improvements, Series 2005D-1:
$5,315	5.000%, 2/15/15 – FGIC Insured	No Opt. Call	AA–	$5,535,413
4,715	5.000%, 8/15/23 – FGIC Insured	2/15 at 100.00	AA–	4,897,235
1,000	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2009A, 5.625%, 10/01/29 – AGC Insured	10/19 at 100.00	AA	1,110,230
4,000	Dormitory Authority of the State of New York, Revenue Bonds, State University Educational Facilities, 1989 Resolution, Series 2000C, 5.750%, 5/15/16 – AGM Insured	No Opt. Call	AA	4,438,480
1,000	Dormitory Authority of the State of New York, Revenue Bonds, State University Educational Facilities, Series 1993A, 5.500%, 5/15/19 – AMBAC Insured	No Opt. Call	Aa3	1,169,360
4,115	Dormitory Authority of the State of New York, Second General Resolution Consolidated Revenue Bonds, City University System, Series 1993A, 5.750%, 7/01/18 – AGM Insured	No Opt. Call	AA	4,551,231
6,435	Dormitory Authority of the State of New York, State and Local Appropriation Lease Bonds, Upstate Community Colleges, Series 2005A, 5.000%, 7/01/19 – FGIC Insured	7/15 at 100.00	AA–	6,774,189
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2011C:
995	5.000%, 3/15/34	No Opt. Call	AAA	1,077,794
32,170	5.000%, 3/15/41	3/21 at 100.00	AAA	34,096,018
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012D:
5,000	5.000%, 2/15/31	2/22 at 100.00	AAA	5,477,750
7,550	5.000%, 2/15/33	No Opt. Call	AAA	8,217,420
10,000	5.000%, 2/15/40	No Opt. Call	AAA	10,672,700
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2014A:
5,000	5.000%, 2/15/29	2/24 at 100.00	AAA	5,672,700
10,000	5.000%, 2/15/30	2/24 at 100.00	AAA	11,264,800
8,100	Erie County Industrial Development Agency, New York, School Facility Refunding Revenue Bonds, Buffalo City School District, Series 2013A, 5.000%, 5/01/28	5/23 at 100.00	AA–	9,021,537
3,540	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District Project, Series 2008A, 5.750%, 5/01/27 – AGM Insured (UB)	5/18 at 100.00	AA	4,033,830
10,125	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District Project, Series 2009A, 5.000%, 5/01/31	5/19 at 100.00	AA–	10,962,641
5,000	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District, Series 2008A, 5.750%, 5/01/28 – AGM Insured (UB)	5/18 at 100.00	AA	5,684,950
27,010	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District, Series 2007A, 5.750%, 5/01/28 – AGM Insured (UB)	5/17 at 100.00	AA	30,042,683
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A:
23,030	5.750%, 2/15/47	2/21 at 100.00	A	25,331,158
6,000	5.250%, 2/15/47	2/21 at 100.00	A	6,288,240
1,850	5.000%, 2/15/47 – AGM Insured	2/21 at 100.00	AA	1,924,259
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A:
51,590	5.000%, 2/15/47 – FGIC Insured	2/17 at 100.00	A	52,371,589
4,200	5.000%, 2/15/47 – AGM Insured	2/17 at 100.00	AA	4,280,976
4,830	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Refunding Series 2012A, 5.000%, 11/15/29	11/22 at 100.00	AA	5,443,555
	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds, Series 2002A:
1,000	5.750%, 7/01/18 – AGM Insured	No Opt. Call	AA	1,185,440
9,000	5.750%, 7/01/18 – AGM Insured (UB)	No Opt. Call	AA	10,668,960
3,675	Monroe County Industrial Development Agency, New York, School Facility Revenue Bonds, Rochester Schools Modernization Project, Series 2013, 5.000%, 5/01/28	5/23 at 100.00	AA–	4,093,105

Nuveen Investments	59

NRK	Nuveen New York AMT-Free Municipal Income Fund
Portfolio of Investments (continued)
March 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$560	Monroe Newpower Corporation, New York, Power Facilities Revenue Bonds, Series 2003, 5.500%, 1/01/34	1/15 at 100.00	A–	$561,210
	New York City Sales Tax Asset Receivable Corporation, New York, Dedicated Revenue Bonds, Local Government Assistance Corporation, Series 2004A:
3,400	5.000%, 10/15/25 – NPFG Insured	10/14 at 100.00	AAA	3,487,244
10,090	5.000%, 10/15/25 – NPFG Insured (UB) (4)	10/14 at 100.00	AAA	10,348,909
1,040	5.000%, 10/15/26 – NPFG Insured	10/14 at 100.00	AAA	1,066,572
6,785	5.000%, 10/15/26 – NPFG Insured (UB) (4)	10/14 at 100.00	AAA	6,958,357
300	5.000%, 10/15/29 – AMBAC Insured	10/14 at 100.00	AAA	307,191
21,610	5.000%, 10/15/29 – AMBAC Insured (UB) (4)	10/14 at 100.00	AAA	22,127,991
5,155	5.000%, 10/15/32 – AMBAC Insured	10/14 at 100.00	AAA	5,277,741
4,500	5.000%, 10/15/32 – AMBAC Insured (UB) (4)	10/14 at 100.00	AAA	4,607,145
10,440	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2007S-2, 5.000%, 1/15/28 – FGIC Insured	1/17 at 100.00	AA–	11,281,882
5	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2002B, 5.250%, 5/01/16 – NPFG Insured	6/14 at 100.00	AAA	5,021
3,795	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007B, 5.000%, 11/01/30	5/17 at 100.00	AAA	4,150,705
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Series 2009A-1, 5.000%, 5/01/36	5/19 at 100.00	AAA	5,479,200
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2012 Series E-1:
6,225	5.000%, 2/01/37	2/22 at 100.00	AAA	6,698,287
24,155	5.000%, 2/01/42	2/22 at 100.00	AAA	25,739,326
32,500	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2012 Series F-1, 5.000%, 5/01/39	5/22 at 100.00	AAA	34,898,825
5,100	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series F-1, 5.000%, 2/01/29	No Opt. Call	AAA	5,724,087
	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subordinate Lien Series 2011C:
10,000	5.500%, 11/01/35	11/20 at 100.00	AAA	11,163,500
1,000	5.000%, 11/01/39	11/20 at 100.00	AAA	1,074,400
	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subordinate Series 2011-D1:
2,000	5.250%, 2/01/30	2/21 at 100.00	AAA	2,240,000
8,490	5.000%, 2/01/35	2/21 at 100.00	AAA	9,153,239
	New York City, New York, Educational Construction Fund, Revenue Bonds, Series 2011A:
18,575	5.750%, 4/01/33 – AGM Insured	4/21 at 100.00	AA+	21,369,980
4,000	5.750%, 4/01/41	4/21 at 100.00	AA–	4,578,520
	New York Convention Center Development Corporation, Hotel Fee Revenue Bonds, Tender Option Bonds Trust 3095:
2,890	13.739%, 11/15/30 – AMBAC Insured (IF) (4)	11/15 at 100.00	AA+	3,301,449
12,940	13.725%, 11/15/44 – AMBAC Insured (IF) (4)	11/15 at 100.00	AA+	13,551,286
	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B:
30,795	5.500%, 4/01/20 – AMBAC Insured	No Opt. Call	AA	37,087,956
5,725	5.000%, 4/01/21 – AMBAC Insured	10/15 at 100.00	AA	6,116,189
	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Series 2010A:
1,600	5.000%, 3/15/29	9/20 at 100.00	AAA	1,806,336
1,945	5.000%, 3/15/30	9/20 at 100.00	AAA	2,195,458
	New York State Urban Development Corporation, Revenue Refunding Bonds, State Facilities, Series 1995:
1,105	5.600%, 4/01/15 – NPFG Insured	No Opt. Call	AA–	1,131,189
8,600	5.700%, 4/01/20 – AGM Insured (UB)	No Opt. Call	AA	10,001,198

60	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$2,000	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2005B, 5.000%, 3/15/30 – AGM Insured	3/15 at 100.00	AAA	$2,080,560
3,325	Niagara Falls City School District, Niagara County, New York, Certificates of Participation, High School Facility, Series 2005, 5.000%, 6/15/28 – AGM Insured	6/15 at 100.00	AA	3,387,344
3,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Refunding Series 2002E, 5.500%, 7/01/14 – AGM Insured	No Opt. Call	AA	3,010,500
12,595	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Senior Lien Refunding Series 2009C, 5.750%, 8/01/57	No Opt. Call	AA–	10,863,817
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Senior Series 2011C:
22,000	0.000%, 8/01/37	No Opt. Call	AA–	4,147,660
40,150	0.000%, 8/01/39	No Opt. Call	AA–	6,528,792
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
11,000	0.000%, 8/01/41 – NPFG Insured	No Opt. Call	AA–	1,825,560
13,520	0.000%, 8/01/42 – FGIC Insured	No Opt. Call	AA–	2,101,008
10,000	0.000%, 8/01/44 – NPFG Insured	No Opt. Call	AA–	1,362,600
19,900	0.000%, 8/01/45 – NPFG Insured	No Opt. Call	AA–	2,539,240
201,690	0.000%, 8/01/46 – NPFG Insured	No Opt. Call	AA–	24,097,921
89,130	0.000%, 8/01/47 – AMBAC Insured	No Opt. Call	AA–	9,971,864
2,110	5.250%, 8/01/57	8/17 at 100.00	AA–	1,709,100
960	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Hampton Bays Public Library, Series 1999A, 6.000%, 10/01/19 – NPFG Insured	10/14 at 100.00	Baa1	963,389
964,020	Total Tax Obligation/Limited			650,726,445
	Transportation – 14.0% (9.0% of Total Investments)
13,950	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012F, 5.000%, 11/15/30	No Opt. Call	A+	15,122,358
8,800	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2008A, 5.250%, 11/15/36	11/17 at 100.00	A+	9,204,888
27,285	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2010D, 5.250%, 11/15/40	11/20 at 100.00	A+	29,111,729
16,090	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013B, 5.000%, 11/15/30	5/23 at 100.00	A+	17,507,851
480	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013C, 5.000%, 11/15/32	5/23 at 100.00	A+	517,699
1,900	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013D, 5.250%, 11/15/30	11/23 at 100.00	A+	2,138,982
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013E:
14,000	5.000%, 11/15/31	11/23 at 100.00	A+	15,207,500
1,785	5.000%, 11/15/32	11/23 at 100.00	A+	1,931,513
10,000	5.000%, 11/15/38	11/23 at 100.00	A+	10,631,500
8,055	New York Liberty Development Corporation, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+	8,340,953
3,420	New York State Thruway Authority, General Revenue Bonds, Refunding Series 2007H, 5.000%, 1/01/25 – FGIC Insured	1/18 at 100.00	AA–	3,780,297
3,910	New York State Thruway Authority, General Revenue Bonds, Series 2005F, 5.000%, 1/01/30 – AMBAC Insured	1/15 at 100.00	A	4,021,279
	New York State Thruway Authority, General Revenue Bonds, Series 2005G:
5,800	5.000%, 1/01/30 – AGM Insured	7/15 at 100.00	AA	6,064,770
3,000	5.000%, 1/01/32 – AGM Insured	7/15 at 100.00	AA	3,123,420
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005:
2,580	5.000%, 12/01/19 – AGM Insured	6/15 at 101.00	AA	2,745,662
4,625	5.000%, 12/01/28 – SYNCORA GTY Insured	6/15 at 101.00	AA–	4,884,139
5,760	5.000%, 12/01/31 – SYNCORA GTY Insured	6/15 at 101.00	AA–	6,043,392
Nuveen Investments	61

NRK	Nuveen New York AMT-Free Municipal Income Fund
Portfolio of Investments (continued)
March 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$4,185	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 18.022%, 8/15/32 – AGM Insured (IF)	8/17 at 100.00	AA	$5,554,165
13,140	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/38	12/23 at 100.00	AA–	14,255,455
2,500	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.500%, 12/01/28	12/15 at 100.00	BBB	2,613,175
5,480	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2002E, 5.500%, 11/15/20 – NPFG Insured	No Opt. Call	AA–	6,678,805
156,745	Total Transportation			169,479,532
	U.S. Guaranteed – 11.6% (7.5% of Total Investments) (5)
	Dormitory Authority of the State of New York, Judicial Facilities Lease Revenue Bonds, Suffolk County Issue, Series 1986:
1,180	7.375%, 7/01/16 (ETM)	No Opt. Call	Aaa	1,279,993
370	7.375%, 7/01/16 – BIGI Insured (ETM)	No Opt. Call	Aaa	401,813
7,480	Dormitory Authority of the State of New York, Revenue Bonds, The New York and Presbyterian Hospital Project, Series 2007, 5.000%, 8/15/36 (Pre-refunded 8/15/14) – AGM Insured	8/14 at 100.00	AA (5)	7,615,313
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F:
2,885	5.000%, 3/15/21 (Pre-refunded 3/15/15) – AGM Insured	3/15 at 100.00	AA (5)	3,016,989
155	5.000%, 3/15/21 (Pre-refunded 3/15/15) – AGM Insured	3/15 at 100.00	AAA	162,198
450	Dormitory Authority of the State of New York, Suffolk County, Lease Revenue Bonds, Judicial Facilities, Series 1991A, 9.500%, 4/15/14 – FGIC Insured (ETM)	4/14 at 100.00	N/R (5)	451,067
5,200	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District, Series 2004, 5.750%, 5/01/26 (Pre-refunded 5/01/14) – AGM Insured	5/14 at 100.00	AA (5)	5,224,440
15	Erie County Water Authority, New York, Water Revenue Bonds, Series 1990B, 6.750%, 12/01/14 – AMBAC Insured (ETM)	No Opt. Call	AA (5)	15,643
2,000	Erie County, New York, General Obligation Bonds, Series 2005A, 5.000%, 12/01/18 (Pre-refunded 12/01/15) – NPFG Insured	12/15 at 100.00	AA– (5)	2,158,540
945	Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, Series 1997B, 5.000%, 7/01/20 – AMBAC Insured (ETM)	7/14 at 100.00	N/R (5)	987,204
	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 1998A:
5,090	5.000%, 4/01/23 (Pre-refunded 10/01/15) – FGIC Insured	10/15 at 100.00	AA+ (5)	5,455,309
11,000	4.750%, 4/01/28 (Pre-refunded 10/01/15) – FGIC Insured	10/15 at 100.00	AA+ (5)	11,748,328
	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 1999A:
8,000	5.000%, 4/01/17 (Pre-refunded 10/01/14) – AGM Insured	10/14 at 100.00	AA+ (5)	8,194,880
5,750	5.000%, 4/01/29 (Pre-refunded 10/01/14) – AGM Insured	10/14 at 100.00	AA+ (5)	5,890,070
	Metropolitan Transportation Authority, New York, Transit Facilities Revenue Bonds, Series 1998B:
10,000	4.875%, 7/01/18 – FGIC Insured (ETM)	7/14 at 100.00	N/R (5)	10,147,200
4,500	4.750%, 7/01/26 – FGIC Insured (ETM)	7/14 at 100.00	N/R (5)	4,606,515
4,600	New York City Housing Development Corporation, New York, Capital Fund Program Revenue Bonds, New York Housing Authority Program, Series 2005A, 5.000%, 7/01/14 – FGIC Insured (ETM)	No Opt. Call	AA+ (5)	4,656,166
	New York City Housing Development Corporation, New York, Capital Fund Program Revenue Bonds, New York Housing Authority Program, Series 2005A:
4,600	5.000%, 7/01/16 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	AA+ (5)	4,876,414
18,865	5.000%, 7/01/25 (Pre-refunded 7/01/15) – FGIC Insured (UB) (4)	7/15 at 100.00	AA+ (5)	19,998,598
3,020	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2004C, 5.000%, 6/15/35 (Pre-refunded 6/15/14) – AMBAC Insured	6/14 at 100.00	Aa1 (5)	3,050,321
5	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007B, 5.000%, 11/01/30 (Pre-refunded 5/01/17)	5/17 at 100.00	N/R (5)	5,653
35	New York City, New York, General Obligation Bonds, Fiscal Series 2006C, 5.000%, 8/01/16 (Pre-refunded 8/01/15) – AGM Insured	8/15 at 100.00	AA (5)	37,207

62	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$8,190	New York State Thruway Authority, General Revenue Bonds, Series 2005F, 5.000%, 1/01/30 (Pre-refunded 1/01/15) – AMBAC Insured	1/15 at 100.00	A2 (5)	$8,489,836
875	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B, 5.000%, 4/01/21 (Pre-refunded 10/01/15) – AMBAC Insured	10/15 at 100.00	N/R (5)	937,799
4,500	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Series 2004A, 5.000%, 3/15/24 (Pre-refunded 9/15/14) – AMBAC Insured	9/14 at 100.00	AAA	4,599,855
500	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2005B, 5.000%, 3/15/30 (Pre-refunded 3/15/15) – AGM Insured	3/15 at 100.00	AA (5)	523,220
	Suffolk County Water Authority, New York, Waterworks Revenue Bonds, Series 2005C:
9,395	5.000%, 6/01/28 (Pre-refunded 6/01/15) – NPFG Insured	6/15 at 100.00	AAA	9,913,792
14,700	5.000%, 6/01/28 (Pre-refunded 6/01/15) – NPFG Insured (UB)	6/15 at 100.00	AAA	15,511,734
	Yonkers, New York, General Obligation Bonds, Series 2005B:
540	5.000%, 8/01/19 (Pre-refunded 8/01/15)	8/15 at 100.00	Baa1 (5)	574,657
570	5.000%, 8/01/20 (Pre-refunded 8/01/15)	8/15 at 100.00	Baa1 (5)	606,583
135,415	Total U.S. Guaranteed			141,137,337
	Utilities – 11.9% (7.7% of Total Investments)
2,450	Chautauqua County Industrial Development Agency, New York, Exempt Facility Revenue Bonds, NRG Dunkirk Power Project, Series 2009, 5.875%, 4/01/42	2/20 at 100.00	Baa3	2,565,959
3,000	Guam Power Authority, Revenue Bonds, Series 2010A, 5.000%, 10/01/37 – AGM Insured	10/20 at 100.00	AA	3,084,570
1,045	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	1,054,729
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
8,000	0.000%, 6/01/24 – AGM Insured	No Opt. Call	AA	5,769,120
8,000	0.000%, 6/01/25 – AGM Insured	No Opt. Call	AA	5,490,800
20,000	0.000%, 6/01/26 – AGM Insured	No Opt. Call	AA	13,036,000
10,000	0.000%, 6/01/27 – AGM Insured	No Opt. Call	AA	6,177,100
15,000	0.000%, 6/01/28 – AGM Insured	No Opt. Call	AA	8,800,200
10,000	0.000%, 6/01/29 – AGM Insured	No Opt. Call	AA	5,533,500
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
21,830	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	AA–	23,411,582
27,015	5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	AA–	28,930,362
2,750	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006B, 5.000%, 12/01/35 – CIFG Insured	6/16 at 100.00	A–	2,889,563
3,310	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2008A, 5.500%, 5/01/33 – BHAC Insured	5/19 at 100.00	AA+	3,770,785
5,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/38	5/21 at 100.00	A–	5,263,050
5,000	New York State Energy Research and Development Authority, Pollution Control Revenue Refunding Bonds, Niagara Mohawk Power Corporation, Series 1998A, 5.150%, 11/01/25 – AMBAC Insured	6/14 at 100.00	A	5,007,050
6,500	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2012B, 4.000%, 11/01/24	No Opt. Call	BB+	6,362,460
2,635	Power Authority of the State of New York, General Revenue Bonds, Series 2006A, 5.000%, 11/15/19 – FGIC Insured	11/15 at 100.00	Aa2	2,834,470
13,105	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013 TE, 5.000%, 12/15/41	12/23 at 100.00	AAA	14,387,586
164,640	Total Utilities			144,368,886
	Water and Sewer – 6.1% (3.9% of Total Investments)
800	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Fiscal 2009 Series 2008A, 5.750%, 6/15/40	No Opt. Call	AAA	903,688
14,660	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2012 Series BB, 5.000%, 6/15/44	12/21 at 100.00	AA+	15,528,312

Nuveen Investments	63

NRK	Nuveen New York AMT-Free Municipal Income Fund
Portfolio of Investments (continued)
March 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$5,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Series 2007AA, 5.000%, 6/15/37	6/17 at 100.00	AA+	$5,377,700
	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Series 2006B:
12,365	5.000%, 6/15/36 – NPFG Insured (UB)	6/16 at 100.00	AAA	13,109,621
19,455	5.000%, 6/15/27 – NPFG Insured (UB)	6/15 at 100.00	AAA	20,490,200
9,285	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2004C, 5.000%, 6/15/35 – AMBAC Insured	6/14 at 100.00	AAA	9,365,408
3,845	New York State Environmental Facilities Corporation, Revenue Bonds, State Revolving Funds Master Financing, Series 2010C, 5.000%, 10/15/35	4/20 at 100.00	AAA	4,186,359
3,095	New York State Environmental Facilities Corporation, Revenue Bonds, State Revolving Funds Master Financing, Series 2012B, 5.000%, 2/15/42	2/22 at 100.00	AAA	3,344,426
2,230	Upper Mohawk Valley Regional Water Finance Authority, New York, Water System Revenue Bonds, Series 2000, 0.000%, 4/01/23 – AMBAC Insured	No Opt. Call	A1	1,668,798
70,735	Total Water and Sewer			73,974,512
$2,201,302	Total Long-Term Investments (cost $1,825,750,419)			1,884,663,616
	Floating Rate Obligations – (10.7)%			(129,820,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (2.3)% (6)			(27,680,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (4.2)% (7)			(50,700,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (40.2)% (8)			(488,800,000)
	Other Assets Less Liabilities – 2.3%			27,597,088
	Net Assets Applicable to Common Shares – 100%			$1,215,260,704

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 1.5%.
(7)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 2.7%.
(8)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 25.9%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

64	Nuveen Investments

Statement of
Assets and Liabilities
March 31, 2014 (Unaudited)

					New York
	New York		New York		Performance
	Value		Value 2		Plus
	(NNY	)	(NYV	)	(NNP	)
Assets
Long-term investments, at value (cost $136,806,622, $31,842,062 and $330,537,436, respectively)	$143,032,826		$35,189,867		$343,173,996
Cash	5,711,993		781,254		3,704,676
Unrealized appreciation on interest rate swaps	—		110,690		—
Receivable for:
Interest	2,038,456		580,182		4,850,869
Investments sold	2,066,149		—		65,111
Deferred offering costs	—		—		1,177,547
Other assets	508		429		116,623
Total assets	152,849,932		36,662,422		353,088,822
Liabilities
Cash overdraft	—		—		—
Floating rate obligations	3,255,000		—		32,745,000
Payable for:
Common share dividends	443,034		121,502		913,570
Offering costs	—		—		—
MuniFund Term Preferred (“MTP”) Shares, at liquidation value	—		—		—
Variable Rate MuniFund Term Preferred (“VMTP”) Shares, at liquidation value	—		—		—
Variable Rate Demand Preferred (“VRDP”) Shares, at liquidation value	—		—		89,000,000
Accrued expenses:
Management fees	64,232		18,485		187,404
Directors/Trustees fees	1,957		477		48,167
Reorganization	—		—		25,000
Other	57,856		20,364		74,315
Total liabilities	3,822,079		160,828		122,993,456
Net assets applicable to common shares	$149,027,853		$36,501,594		$230,095,366
Common shares outstanding	15,191,165		2,349,612		15,063,511
Net asset value (“NAV”) per common share outstanding (net assets applicable to common shares, divided by common shares outstanding)	$9.81		$15.54		$15.28
Net assets applicable to common shares consist of:
Common shares, $.01 par value per share	$151,912		$23,496		$150,635
Paid-in surplus	144,979,430		33,599,476		220,015,324
Undistributed (Over-distribution of) net investment income	679,938		229,883		2,497,072
Accumulated net realized gain (loss)	(3,009,631)		(809,756)		(5,204,225)
Net unrealized appreciation (depreciation)	6,226,204		3,458,495		12,636,560
Net assets applicable to common shares	$149,027,853		$36,501,594		$230,095,366
Authorized shares:
Common	250,000,000		Unlimited		200,000,000
Preferred	N/A		N/A		950,000
N/A – Fund is not authorized to issue preferred shares.

See accompanying notes to financial statements.

Nuveen Investments	65

Statement of Assets and Liabilities (Unaudited) (continued)

	New York		New York	New York
	Dividend		Dividend	AMT-Free
	Advantage		Advantage 2	Income
	(NAN	)	(NXK )	(NRK	)
Assets
Long-term investments, at value (cost $191,499,118, $134,768,698 and $1,825,750,419, respectively)	$198,787,174		$138,903,476	$1,884,663,616
Cash	7,333,190		3,140,692	—
Unrealized appreciation on interest rate swaps	—		—	—
Receivable for:
Interest	2,936,653		2,051,735	25,681,617
Investments sold	30,051		—	6,616,721
Deferred offering costs	257,609		187,861	3,037,472
Other assets	551		447	517,301
Total assets	209,345,228		144,284,211	1,920,516,727
Liabilities
Cash overdraft	—		—	841,656
Floating rate obligations	16,365,000		11,440,000	129,820,000
Payable for:
Common share dividends	555,434		342,085	5,629,566
Offering costs	120,333		80,516	106,117
MuniFund Term Preferred (“MTP”) Shares, at liquidation value	55,360,000		37,890,000	27,680,000
Variable Rate MuniFund Term Preferred (“VMTP”) Shares, at liquidation value	—		—	50,700,000
Variable Rate Demand Preferred (“VRDP”) Shares, at liquidation value	—		—	488,800,000
Accrued expenses:
Management fees	111,001		75,545	940,650
Directors/Trustees fees	2,507		1,728	213,247
Reorganization	270,000		330,000	115,311
Other	62,771		35,507	409,476
Total liabilities	72,847,046		50,195,381	705,256,023
Net assets applicable to common shares	$136,498,182		$94,088,830	$1,215,260,704
Common shares outstanding	9,265,330		6,483,216	87,618,504
Net asset value (“NAV”) per common share outstanding (net assets applicable to common shares, divided by common shares outstanding)	$14.73		$14.51	$13.87
Net assets applicable to common shares consist of:
Common shares, $.01 par value per share	$92,653		$64,832	$876,185
Paid-in surplus	130,958,596		91,795,431	1,191,406,202
Undistributed (Over-distribution of) net investment income	594,725		(81,147)	6,026,455
Accumulated net realized gain (loss)	(2,435,848)		(1,825,064)	(41,961,335)
Net unrealized appreciation (depreciation)	7,288,056		4,134,778	58,913,197
Net assets applicable to common shares	$136,498,182		$94,088,830	$1,215,260,704
Authorized shares:
Common	Unlimited		Unlimited	Unlimited
Preferred	Unlimited		Unlimited	Unlimited

See accompanying notes to financial statements.

66	Nuveen Investments

Statement of
Operations
Six Months Ended March 31, 2014 (Unaudited)

				New York		New York		New York		New York
	New York		New York	Performance		Dividend		Dividend		AMT-Free
	Value		Value 2	Plus		Advantage		Advantage 2		Income
	(NNY	)	(NYV )	(NNP	)	(NAN	)	(NXK	)	(NRK	)
Investment Income	$3,551,697		$949,984	$8,212,429		$4,915,268		$3,280,987		$43,680,935
Expenses
Management fees	377,756		107,139	1,087,429		644,017		438,985		5,463,826
Shareholder servicing agent fees and expenses	12,865		104	12,478		11,682		8,778		46,106
Interest expense and amortization of offering costs	5,621		—	163,818		871,576		594,785		1,411,195
Liquidity fees	—		—	458,269		—		—		1,952,017
Remarketing fees	—		—	44,994		—		—		247,116
Custodian fees and expenses	17,803		8,025	26,255		22,583		15,867		131,603
Directors/Trustees fees and expenses	2,079		505	4,373		2,623		1,809		24,520
Professional fees	13,633		12,040	19,673		17,153		15,373		60,750
Shareholder reporting expenses	15,271		5,313	16,265		12,671		9,853		24,287
Stock exchange listing fees	4,313		143	4,281		19,241		7,877		9,832
Investor relations expenses	9,182		2,271	17,266		11,018		7,673		94,052
Reorganization expenses	—		—	25,000		270,000		330,000		—
Other expenses	5,236		2,731	23,652		16,534		16,856		82,389
Total expenses	463,759		138,271	1,903,753		1,899,098		1,447,856		9,547,693
Net investment income (loss)	$3,087,938		$811,713	$6,308,676		$3,016,170		$1,833,131		$34,133,242
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(2,142,301)		(219,715)	(3,853,496)		(1,380,927)		(1,195,734)		(14,471,496)
Change in net unrealized appreciation (depreciation) of:
Investments	4,470,577		1,139,907	9,890,624		5,600,596		3,596,347		42,676,324
Swaps	—		(72,251)	—		—		—		—
Net realized and unrealized gain (loss)	2,328,276		847,941	6,037,128		4,219,669		2,400,613		28,204,828
Net increase (decrease) in net assets applicable to common shares from operations	$5,416,214		$1,659,654	$12,345,804		$7,235,839		$4,233,744		$62,338,070

See accompanying notes to financial statements.

Nuveen Investments	67

Statement of
Changes in Net Assets (Unaudited)

	New York Value (NNY)		New York Value 2 (NYV)		New York Performance Plus (NNP)
	Six Months Ended 3/31/14	Year Ended 9/30/13	Six Months Ended 3/31/14	Year Ended 9/30/13	Six Months Ended 3/31/14	Year Ended 9/30/13
Operations
Net investment income (loss)	$3,087,938	$6,111,531	$811,713	$1,695,660	$6,308,676	$12,469,968
Net realized gain (loss) from investments	(2,142,301)	(880,642)	(219,715)	11,111	(3,853,496)	(920,503)
Change in net unrealized appreciation (depreciation) of:
Investments	4,470,577	(10,658,504)	1,139,907	(3,355,084)	9,890,624	(27,575,761)
Swaps	—	—	(72,251)	409,098	—	—
Net increase (decrease) in net assets applicable to common shares from operations	5,416,214	(5,427,615)	1,659,654	(1,239,215)	12,345,804	(16,026,296)
Distributions to Common Shareholders
From net investment income	(2,910,627)	(5,954,061)	(787,825)	(1,578,939)	(6,417,057)	(12,948,803)
From accumulated net realized gains	—	(229,332)	—	—	—	(587,477)
Decrease in net assets applicable to common shares from distributions to common shareholders	(2,910,627)	(6,183,393)	(787,825)	(1,578,939)	(6,417,057)	(13,536,280)
Capital Share Transactions
Common shares:
Issued in reorganizations	—	—	—	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	154,748	—	13,897	—	303,049
Repurchased and retired	—	—	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	154,748	—	13,897	—	303,049
Net increase (decrease) in net assets applicable to common shares	2,505,587	(11,456,260)	871,829	(2,804,257)	5,928,747	(29,259,527)
Net assets applicable to common shares at the beginning of period	146,522,266	157,978,526	35,629,765	38,434,022	224,166,619	253,426,146
Net assets applicable to common shares at the end of period	$149,027,853	$146,522,266	$36,501,594	$35,629,765	$230,095,366	$224,166,619
Undistributed (Over-distribution of)net investment income at the end of period	$679,938	$502,627	$229,883	$205,995	$2,497,072	$2,605,453

See accompanying notes to financial statements.

68	Nuveen Investments

	New York		New York		New York
	Dividend Advantage (NAN)		Dividend Advantage 2 (NXK)		AMT-Free Income (NRK)
	Six Months		Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	3/31/14	9/30/13	3/31/14	9/30/13	3/31/14	9/30/13
Operations
Net investment income (loss)	$3,016,170	$6,478,387	$1,833,131	$4,271,991	$34,133,242	$37,688,512
Net realized gain (loss) from investments	(1,380,927)	(801,059)	(1,195,734)	(533,765)	(14,471,496)	(13,911,765)
Change in net unrealized appreciation (depreciation) of:
Investments	5,600,596	(14,980,656)	3,596,347	(10,364,770)	42,676,324	(127,408,711)
Swaps	—	—	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from operations	7,235,839	(9,303,328)	4,233,744	(6,626,544)	62,338,070	(103,631,964)
Distributions to Common Shareholders
From net investment income	(3,505,075)	(7,061,108)	(2,154,307)	(4,677,571)	(36,274,061)	(31,617,133)
From accumulated net realized gains	—	(285,372)	—	(148,587)	—	(74,697)
Decrease in net assets applicable to common shares from distributions to common shareholders	(3,505,075)	(7,346,480)	(2,154,307)	(4,826,158)	(36,274,061)	(31,691,830)
Capital Share Transactions
Common shares:
Issued in reorganizations	—	—	—	—	—	1,270,370,280
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	—	—	10,707
Repurchased and retired	—	—	(64,887)	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	—	(64,887)	—	—	1,270,380,987
Net increase (decrease) in net assets applicable to common shares	3,730,764	(16,649,808)	2,014,550	(11,452,702)	26,064,009	1,135,057,193
Net assets applicable to common shares at the beginning of period	132,767,418	149,417,226	92,074,280	103,526,982	1,189,196,695	54,139,502
Net assets applicable to common shares at the end of period	$136,498,182	$132,767,418	$94,088,830	$92,074,280	$1,215,260,704	$1,189,196,695
Undistributed (Over-distribution of)net investment income at the end of period	$594,725	$1,083,630	$(81,147)	$240,029	$6,026,455	$8,167,274

See accompanying notes to financial statements.

Nuveen Investments	69

Statement of
Cash Flows
Six Months Ended March 31, 2014 (Unaudited)

	New York	New York
	Performance	Dividend
	Plus	Advantage
	(NNP )	(NAN )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$12,345,804	$7,235,839
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(27,182,085)	(16,168,252)
Proceeds from sales and maturities of investments	31,201,546	26,464,168
Amortization (Accretion) of premiums and discounts, net	152,007	179,254
(Increase) Decrease in:
Receivable for interest	13,532	75,118
Receivable for investments sold	(35,111)	(15,051)
Other assets	10,485	9,397
Increase (Decrease) in:
Payable for interest	—	(120,339)
Payable for investments purchased	—	—
Accrued management fees	10,531	6,294
Accrued Directors/Trustees fees	2,805	1,317
Accrued reorganization expenses	25,000	270,000
Accrued other expenses	(10,939)	2,961
Net realized (gain) loss from investments	3,853,496	1,380,927
Change in net unrealized (appreciation) depreciation of investments	(9,890,624)	(5,600,596)
Net cash provided by (used in) operating activities	10,496,447	13,721,037
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	16,733	112,886
Increase (Decrease) in:
Cash overdraft	—	(2,015,109)
Floating rate obligations	(1,900,000)	(1,100,000)
Payable for offering costs	—	120,333
Cash distributions paid to common shareholders	(6,405,981)	(3,505,957)
Cost of common shares repurchased and retired	—	—
Net cash provided by (used in) financing activities	(8,289,248)	(6,387,847)
Net Increase (Decrease) in Cash	2,207,199	7,333,190
Cash at the beginning of period	1,497,477	—
Cash at the end of period	$3,704,676	$7,333,190
Supplemental Disclosure of Cash Flow Information
	New York	New York
	Performance	Dividend
	Plus	Advantage
	(NNP )	(NAN )
Cash paid for interest (excluding amortization of offering costs)	$141,292	$879,029

See accompanying notes to financial statements.

70	Nuveen Investments

	New York	New York
	Dividend	AMT-Free
	Advantage 2	Income
	(NXK )	(NRK )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$4,233,744	$62,338,070
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(6,004,557)	(216,841,685)
Proceeds from sales and maturities of investments	9,215,134	234,891,602
Amortization (Accretion) of premiums and discounts, net	148,216	665,607
(Increase) Decrease in:
Receivable for interest	38,129	31,148
Receivable for investments sold	—	2,998,591
Other assets	3,865	26,860
Increase (Decrease) in:
Payable for interest	(80,517)	(46,325)
Payable for investments purchased	(2,059,200)	(14,826,720)
Accrued management fees	3,950	51,309
Accrued Directors/Trustees fees	906	15,823
Accrued reorganization expenses	330,000	(80,000)
Accrued other expenses	(9,791)	(36,321)
Net realized (gain) loss from investments	1,195,734	14,471,496
Change in net unrealized (appreciation) depreciation of investments	(3,596,347)	(42,676,324)
Net cash provided by (used in) operating activities	3,419,266	40,983,131
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	86,344	175,526
Increase (Decrease) in:
Cash overdraft	—	(2,033,738)
Floating rate obligations	(710,000)	(2,900,000)
Payable for offering costs	80,516	47,296
Cash distributions paid to common shareholders	(2,155,485)	(36,272,215)
Cost of common shares repurchased and retired	(64,887)	—
Net cash provided by (used in) financing activities	(2,763,512)	(40,983,131)
Net Increase (Decrease) in Cash	655,754	—
Cash at the beginning of period	2,484,938	—
Cash at the end of period	$3,140,692	$—
Supplemental Disclosure of Cash Flow Information
	New York	New York
	Dividend	AMT-Free
	Advantage 2	Income
	(NXK )	(NRK )
Cash paid for interest (excluding amortization of offering costs)	$588,958	$1,278,032

See accompanying notes to financial statements.

Nuveen Investments	71

Financial
Highlights (Unaudited)

Selected data for a common share outstanding throughout each period:

		Investment Operations				Less Distributions
	Beginning Common Share NAV	Net Investment Income (Loss	)	Net Realized/ Unrealized Gain (Loss )	Total	From Net Investment Income to Common Shareholders	From Accumulated Net Realized Gains to Common Shareholders	Total	Discount from Common Shares Repurchased and Retired	Initial Offering Costs	Ending Common Share NAV	Ending Market Value
New York Value (NNY)
Year Ended 9/30:
2014(e)	$9.65	$.20		$.15	$.35	$(.19)	$—	$(.19)	$—	$—	$9.81	$9.44
2013	10.41	.40		(.75)	(.35)	(.39)	(.02)	(.41)	—	—	9.65	8.97
2012	9.93	.42		.48	.90	(.42)	—	(.42)	—	—	10.41	10.55
2011	10.02	.43		(.08)	.35	(.43)	(.01)	(.44)	—	—	9.93	9.47
2010	9.91	.42		.14	.56	(.43)	(.02)	(.45)	—	—	10.02	9.88
2009	9.28	.43		.73	1.16	(.43)	(.10)	(.53)	—	—	9.91	9.51

New York Value 2 (NYV)
Year Ended 9/30:
2014(e)	15.16	.35		.37	.72	(.34)	—	(.34)	—	—	15.54	13.98
2013	16.36	.72		(1.25)	(.53)	(.67)	—	(.67)	—	—	15.16	13.99
2012	15.36	.72		.95	1.67	(.67)	—	(.67)	—	—	16.36	16.33
2011	16.10	.75		(.74)	.01	(.75)	—	(.75)	—	—	15.36	14.13
2010	15.91	.79		.17	.96	(.77)	—	(.77)	—	—	16.10	15.38
2009(c)	14.33	.23		1.64	1.87	(.26)	—	(.26)	—	(.03)	15.91	14.84

(a)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on common share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

72	Nuveen Investments

		Ratios/Supplemental Data
Total Returns				Ratios to Average Net Assets Applicable to Common Shares
Based on Common Share NAV (a)	Based on Market Value (a)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(b)	Net Investment Income	(Loss)	Portfolio Turnover Rate	(d)

3.68%	7.49%		$149,028.63	%*	4.22	%*	6%
(3.51)	(11.41)		146,522.61		3.97		21
9.23	16.11		157,979.65		4.14		10
3.62	.39		150,555.65		4.40		10
5.82	8.78		152,031.67		4.30		5
13.00	11.78		150,063.71		4.58		3

4.77	2.39		36,502.77	*	4.54	*	10
(3.36)	(10.46)		35,630.74		4.50		3
11.12	20.74		38,434.75		4.55		10
.27	(3.15)		36,040.77		4.99		18
6.26	9.12		37,796.74		5.04		2
12.99	.73		37,347.84	*	3.66	*	4

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, as follows:

New York Value (NNY)
Year Ended 9/30:
2014(e)	.01	%*
2013	.01
2012	.01
2011	.01
2010	.01
2009	.03

New York Value 2 (NYV)
Year Ended 9/30:
2014(e)	—%
2013	—
2012	—
2011	—
2010	—
2009(c)	—

(c)	For the period April 28, 2009 (commencement of operations) through September 30, 2009.
(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the six months ended March 31, 2014.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	73

Financial Highlights (Unaudited) (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations							Less Distributions
	Beginning Common Share NAV	Net Investment Income (Loss	)	Net Realized/ Unrealized Gain (Loss )	Distributions from Net Investment Income to Auction Rate Preferred Shareholders (a)	Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Shareholders	(a)	Total	From Net Investment Income to Common Shareholders	From Accumulated Net Realized Gains to Common Shareholders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share NAV	Ending Market Value
New York Performance Plus (NNP)
Year Ended 9/30:
2014(g)	$14.88	$.42		$.41	$—	$—		$.83	$(.43)	$—	$(.43)	$—		$15.28	$13.96
2013	16.84	.83		(1.89)	—	—		(1.06)	(.86)	(.04)	(.90)	—		14.88	13.68
2012	15.86	.86		1.00	—	—		1.86	(.88)	—	(.88)	—		16.84	17.18
2011	16.05	.88		(.18)	—	—		.70	(.88)	(.01)	(.89)	—		15.86	14.93
2010	15.63	.91		.38	(.01)	—	*	1.28	(.84)	(.02)	(.86)	—		16.05	15.52
2009	13.74	.96		1.89	(.05)	(.04)		2.76	(.74)	(.13)	(.87)	—	*	15.63	14.77

New York Dividend Advantage (NAN)
Year Ended 9/30:
2014(g)	14.33	.33		.45	—	—		.78	(.38)	—	(.38)	—		14.73	13.30
2013	16.13	.70		(1.71)	—	—		(1.01)	(.76)	(.03)	(.79)	—		14.33	12.91
2012	15.01	.73		1.19	—	—		1.92	(.79)	(.01)	(.80)	—		16.13	16.00
2011	15.17	.76		(.10)	—*	—		.66	(.79)	(.03)	(.82)	—		15.01	13.70
2010	14.82	.84		.34	(.01)	—	*	1.17	(.78)	(.04)	(.82)	—		15.17	14.43
2009	13.12	.93		1.68	(.06)	(.03)		2.52	(.73)	(.09)	(.82)	—		14.82	13.38

(a)	The amounts shown are based on common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
*	Rounds to less than $.01 per share.

74	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Common Share NAV (b)	Based on Market Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss	)	Expenses	(e)	Net Investment Income (Loss	)	Portfolio Turnover Rate	(f)

5.64%	5.26%	$230,095	1.69	%**	5.64	%**	N/A		N/A		8%
(6.57)	(15.66)	224,167	1.63		5.12		N/A		N/A		16
12.05	21.58	253,426	1.64		5.27		N/A		N/A		11
4.78	2.30	238,572	1.77		5.77		N/A		N/A		6
8.46	11.39	241,450	1.53		5.84		N/A		N/A		9
21.05	42.29	235,108	1.39		6.91		N/A		N/A		1

5.51	6.06	136,498	2.66	**	4.74	**	N/A		N/A		8
(6.48)	(14.81)	132,767	2.35		4.51		N/A		N/A		14
13.05	23.20	149,417	2.37		4.71		N/A		N/A		9
4.75	.98	139,060	2.42		5.26		N/A		N/A		10
8.28	14.63	140,525	1.74		5.74		N/A		N/A		10
20.29	26.58	137,268	1.37		7.07		1.31%		7.13%		4

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred Shares (“ARPS”), MTP Shares and/or VRDP Shares, where applicable.

(d)	After expense reimbursement from the Adviser, where applicable. As of August 1, 2009, the Adviser is no longer reimbursing New York Dividend Advantage (NAN) for any fees and expenses.
(e)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares, VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Note 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Variable Rate Demand Preferred Shares and Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, respectively, as follows:

New York Performance Plus (NNP)
Year Ended 9/30:
2014(g)	.59	%**
2013	.59
2012	.61
2011	.70
2010	.40
2009	.22

New York Dividend Advantage (NAN)
Year Ended 9/30:
2014(g)	1.31	%**
2013	1.26
2012	1.27
2011	1.27
2010	.63
2009	.20

(f)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(g)	For the six months ended March 31, 2014.
**	Annualized.
N/A	Fund did not have, or no longer has, a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments	75

Financial Highlights (Unaudited) (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations							Less Distributions
	Beginning Common Share NAV	Net Investment Income (Loss	)	Net Realized/ Unrealized Gain (Loss )	Distributions from Net Investment Income to Auction Rate Preferred Shareholders (a)	Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Shareholders	(a)	Total	From Net Investment Income to Common Shareholders	From Accumulated Net Realized Gains to Common Shareholders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share NAV	Ending Market Value
New York Dividend Advantage 2 (NXK)
Year Ended 9/30:
2014(g)	$14.19	$.28		$.37	$—	$—		$.65	$(.33)	$—	$(.33)	$—	*	$14.51	$13.07
2013	15.96	.66		(1.69)	—	—		(1.03)	(.72)	(.02)	(.74)	—		14.19	12.69
2012	14.94	.72		1.10	—	—		1.82	(.80)	—	(.80)	—		15.96	15.51
2011	15.13	.74		(.13)	—	—		.61	(.80)	—	(.80)	—		14.94	13.60
2010	14.76	.83		.36	(.01)	—	*	1.18	(.80)	(.01)	(.81)	—		15.13	14.37
2009	13.14	.92		1.66	(.05)	(.04)		2.49	(.73)	(.14)	(.87)	—	*	14.76	13.41

New York AMT-Free Income (NRK)
Year Ended 9/30:
2014(g)	13.57	.39		.32	—	—		.71	(.41)	—	(.41)	—		13.87	12.77
2013	15.44	.76		(1.87)	—	—		(1.11)	(.74)	(.02)	(.76)	—		13.57	12.24
2012	15.03	.66		.46	—	—		1.12	(.70)	(.01)	(.71)	—		15.44	15.29
2011	15.36	.65		(.24)	—	—		.41	(.74)	—	(.74)	—		15.03	13.86
2010	15.18	.77		.23	(.01)	(.01)		.98	(.73)	(.07)	(.80)	—		15.36	14.75
2009	13.31	.83		1.81	(.10)	—	*	2.54	(.66)	(.01)	(.67)	—	*	15.18	13.70

(a)	The amounts shown are based on common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
*	Rounds to less than $.01 per share.

76	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Common Share NAV (b)	Based on Market Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss	)	Expenses	(e)	Net Investment Income (Loss	)	Portfolio Turnover Rate	(f)

4.66%	5.71%	$94,089	2.79	%**	4.35	%**	N/A		N/A		4%
(6.67)	(13.85)	92,074	2.30		4.29		N/A		N/A		17
12.47	20.38	103,527	2.32		4.66		N/A		N/A		10
4.38	.49	96,940	2.44		5.12		2.41%		5.16%		14
8.27	13.65	98,156	1.74		5.54		1.63		5.65		6
20.06	29.95	95,751	1.36		6.83		1.18		7.01		0

5.35	7.85	1,215,261	1.61	**	5.76*	*	N/A		N/A		12
(7.40)	(15.46)	1,189,197	1.77		5.26		N/A		N/A		27
7.63	15.78	54,140	2.82		4.35		N/A		N/A		15
2.91	(.81)	52,694	2.91		4.44		2.89		4.47		6
6.70 ***	13.97	53,866	1.95		5.01		1.81		5.15		4
19.67	25.65	53,223	1.40		5.77		1.13		6.04		4

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS, MTP, VMTP and/or VRDP Shares, where applicable.

(d)
After expense reimbursement from the Adviser, where applicable. As of March 31, 2011 and November 30, 2010, the Adviser is no longer reimbursing New York Dividend Advantage 2 (NXK) and New York AMT-Free Income (NRK), respectively, for any fees or expenses.

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares, VMTP Shares, VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Note 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares, Variable Rate MuniFund Term Preferred Shares and Variable Rate Demand Preferred Shares and Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, respectively, as follows:

New York Dividend Advantage 2 (NXK)
Year Ended 9/30:
2014(g)	1.30	%**
2013	1.20
2012	1.20
2011	1.29
2010	.63
2009	.20

New York AMT-Free Income (NRK)
Year Ended 9/30:
2014(g)	.61	%**
2013	.70
2012	1.59
2011	1.66
2010	.77
2009	.09

(f)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(g)	For the six months ended March 31, 2014.
**	Annualized.
***
During the fiscal year ended September 30, 2010, New York AMT-Free Income (NRK) received payments from the Adviser of $35,020 to offset losses realized on the disposal of investments purchased in violation of the Fund’s investment restrictions. This reimbursement did not have an impact on the Fund’s Total Return on Common Share NAV.

N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments	77

Financial Highlights (Unaudited) (continued)

	ARPS at the End of Period		MTP Shares at the End of Period (a)		VRDP Shares at the End of Period		ARPS and MTP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $25,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $10 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Asset Coverage Per $1 Liquidation Preference
New York Performance Plus (NNP)
Year Ended 9/30:
2014(b)	$—	$—	$—	$—	$89,000	$358,534	$—
2013	—	—	—	—	89,000	351,873	—
2012	—	—	—	—	89,000	384,748	—
2011	—	—	—	—	89,000	368,059	—
2010	—	—	—	—	89,000	371,292	—
2009	87,650	92,059	—	—	—	—	—

New York Dividend Advantage (NAN)
Year Ended 9/30:
2014(b)	—	—	55,360	34.66	—	—	—
2013	—	—	55,360	33.98	—	—	—
2012	—	—	55,360	36.99	—	—	—
2011	—	—	55,360	35.12	—	—	—
2010	21,900	92,690	30,000	37.08	—	—	3.71
2009	51,400	91,765	—	—	—	—	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2014	(b)	2013	2012	2011		2010
New York Dividend Advantage (NAN)
Series 2015 (NAN PRC)
Ending Market Value per Share	$10.04		$10.09	$10.08	$10.09		$10.16
Average Market Value per Share	10.04		10.09	10.11	10.08		10.09	^
Series 2016 (NAN PRD)
Ending Market Value per Share	10.06		10.02	10.09	10.06		—
Average Market Value per Share	10.05		10.10	10.11	9.95	^^	—

(b)	For the six months ended March 31, 2014.
^	For the period December 21, 2009 (first issuance date of shares) through September 30, 2010.
^^	For the period December 13, 2010 (first issuance date of shares) through September 30, 2011.

78	Nuveen Investments

	ARPS at the End of Period		MTP Shares at the End of Period (a)		VMTP Shares at the End of Period		VRDP Shares at the End of Period		MTP, VMTP and VRDP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $25,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $10 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Asset Coverage Per $1 Liquidation Preference
New York Dividend Advantage 2 (NXK)
Year Ended 9/30:
2014(b)	$—	$—	$37,890	$34.83	$—	$—	$—	$—	$—
2013	—	—	37,890	34.30	—	—	—	—	—
2012	—	—	37,890	37.32	—	—	—	—	—
2011	—	—	37,890	35.58	—	—	—	—	—
2010	—	—	37,890	35.91	—	—	—	—	—
2009	34,100	95,198	—	—	—	—	—	—	—

New York AMT-Free Income (NRK)
Year Ended 9/30:
2014(b)	—	—	27,680	31.43	50,700	314,264	488,800	314,264	3.14
2013	—	—	27,680	30.97	50,700	309,668	488,800	309,668	3.10
2012	—	—	27,680	29.56	—	—	—	—	—
2011	—	—	27,680	29.04	—	—	—	—	—
2010	—	—	27,680	29.46	—	—	—	—	—
2009	27,000	74,281	—	—	—	—	—	—	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2014	(b)	2013	2012	2011	2010
New York Dividend Advantage 2 (NXK)
Series 2015 (NXK PRC)
Ending Market Value per Share	$10.05		$10.05	$10.07	$10.11	$10.14
Average Market Value per Share	10.03		10.06	10.09	10.05	10.05	Ω

New York AMT-Free Income (NRK)
Series 2015 (NRK PRC)
Ending Market Value per Share	10.00		10.01	10.14	10.10	10.33
Average Market Value per Share	10.04		10.07	10.10	10.06	10.09	Ω

(b)	For the six months ended March 31, 2014.
Ω	For the period April 14, 2010 (first issuance date of shares) through September 30, 2010.

See accompanying notes to financial statements.

Nuveen Investments	79

Notes to
Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) or NYSE MKT symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen New York Municipal Value Fund, Inc. (NNY) (“New York Value (NNY)”)
•	Nuveen New York Municipal Value Fund 2 (NYV) (“New York Value 2 (NYV)”)
•	Nuveen New York Performance Plus Municipal Fund, Inc. (NNP) (“New York Performance Plus (NNP)”)
•	Nuveen New York Dividend Advantage Municipal Fund (NAN) (“New York Dividend Advantage (NAN)”)
•	Nuveen New York Dividend Advantage Municipal Fund 2 (NXK) (“New York Dividend Advantage 2 (NXK)”)
•	Nuveen New York AMT-Free Municipal Income Fund (NRK) (“New York AMT-Free Income (NRK)”)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified (non-diversified for New York Municipal Value 2 (NYV)), closed-end registered investment companies. Common shares of New York Value (NNY), New York Performance Plus (NNP), New York Dividend Advantage (NAN), New York Dividend Advantage 2 (NKX) and New York AMT-Free Income (NRK) are traded on the NYSE (Common shares of New York AMT-Free Income (NRK) were formerly traded on the NYSE MKT.) Common shares of New York Value 2 (NYV) are traded on the NYSE MKT. New York Value (NNY) and New York Performance Plus (NNP) were incorporated under the state laws of Minnesota on July 14, 1987 and October 6, 1989, respectively. New York Value 2 (NYV), New York Dividend Advantage (NAN), New York Dividend Advantage 2 (NXK) and New York AMT-Free Income (NRK) were organized as Massachusetts business trusts on January 26, 2009, December 1, 1998, June 1, 1999 and April 9, 2002, respectively.

Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives
Each Fund seeks to provide current income exempt from both regular federal and New York state income taxes, and in the case of New York AMT-Free Income (NRK) the alternative minimum tax applicable to individuals, by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within the state of New York or certain U.S. territories.

Fund Reorganizations
On August 6, 2013, the Funds’ Board of Directors/Trustees approved the following reorganizations for certain New York Funds included in this report, and submitted those reorganizations for shareholder approval:

Acquired Funds	Acquiring Fund
Nuveen New York Performance Plus Municipal Fund, Inc. (NNP)	Nuveen New York Dividend Advantage Municipal Fund (NAN)
Nuveen New York Dividend Advantage Municipal Fund 2 (NXK)

On May 9, 2014, the Funds announced that the annual shareholder meetings concluded without passing of the proposal to reorganize the Funds. While participating shareholders voted overwhelmingly in favor of the proposal, the overall level of shareholder participation was not high enough for the proposal to pass.

In connection with the reorganizations, the Acquiring Funds accrued for certain associated costs and expenses. Such amounts are recognized as “Accrued reorganization expenses” on the Statement of Assets and Liabilities and “Reorganization expenses” on the Statement of Operations.

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Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of March 31, 2014, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Investment income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Auction Rate Preferred Shares
Each Fund except New York Value (NNY) and New York Value 2 (NYV) is authorized to issue Auction Rate Preferred Shares (“ARPS”). During prior fiscal periods, the Funds redeemed all of their outstanding ARPS, at liquidation value.

MuniFund Term Preferred Shares
The following Funds have issued and outstanding MuniFund Term Preferred (“MTP”) Shares, with a $10 stated par value per share. Each Fund’s MTP Shares were issued in one or more Series and trade on the NYSE. Dividends on MTP Shares, which are recognized as interest expense for financial reporting purposes, are paid monthly at a fixed annual rate, subject to adjustments in certain circumstances.

As of March 31, 2014, the details of each Fund’s MTP Shares outstanding were as follows:

				Shares Outstanding	Annual
		NYSE	Shares	at $10 Per Share	Dividend
	Series	Ticker	Outstanding	Liquidation Value	Rate
New York Dividend Advantage (NAN)
	2015	NAN PRC	3,000,000	$30,000,000	2.70%
	2016	NAN PRD	2,536,000	25,360,000	2.50
New York Dividend Advantage 2 (NXK)	2015	NXK PRC	3,789,000	$37,890,000	2.55%
New York AMT-Free Income (NRK)	2015	NRK PRC	2,768,000	$27,680,000	2.55%

Each Fund is obligated to redeem its MTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. MTP Shares are subject to optional and mandatory redemption in certain circumstances. MTP Shares were subject to redemption at the option of each Fund (“Optional Redemption Date”), subject to a payment of premium for one year following the Optional Redemption Date (“Premium Expiration Date”), and at par thereafter. MTP Shares also will be subject to redemption, at the option of each Fund, at par in the event of certain changes in the credit rating of the MTP Shares. Each Fund may be obligated to redeem certain of the MTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption

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Notes to Financial Statements (Unaudited) (continued)

price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for each Fund’s series of MTP Shares by NYSE ticker symbol are as follows:

			Term	Optional	Premium
		NYSE	Redemption	Redemption	Expiration
	Series	Ticker	Date	Date	Date
New York Dividend Advantage (NAN)
	2015	NAN PRC	January 1, 2015	January 1, 2011	December 31, 2011
	2016	NAN PRD	January 1, 2016	January 1, 2012	December 31, 2012
New York Dividend Advantage 2 (NXK)	2015	NXK PRC	May 1, 2015	May 1, 2011	April 30, 2012
New York AMT-Free Income (NRK)	2015	NRK PRC	May 1, 2015	May 1, 2011	April 30, 2012

The average liquidation value for all series of MTP Shares outstanding for the Funds during the six months ended March 31, 2014, was as follows:

	New York		New York		New York
	Dividend		Dividend		AMT-Free
	Advantage		Advantage 2		Income
	(NAN	)	(NXK	)	(NRK	)
Average liquidation value of MTP Shares outstanding	$55,360,000		$37,890,000		$27,680,000

For financial reporting purposes, the liquidation value of MTP Shares is recorded as a liability and recognized as “MuniFund Term Preferred (“MTP”) Shares, at liquidation value” on the Statement of Assets and Liabilities. Unpaid dividends on MTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on MTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of MTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

Variable Rate MuniFund Term Preferred Shares
The following Fund has issued and outstanding Variable Rate MuniFund Term Preferred (“VMTP”) Shares, with a $100,000 liquidation value per share. VMTP Shares are issued via private placement and are not publicly available.

As of March 31, 2014, VMTP Shares outstanding, at liquidation value, for the Fund was as follows:

			Shares
			Outstanding
			at $100,000
		Shares	Per Share
	Series	Outstanding	Liquidation Value
New York AMT-Free Income (NRK)	2014	507	$50,700,000

The Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares are subject to redemption at the option of the Fund (“Optional Redemption Date”), subject to payment of premium for one year following the date of Issuance (“Premium Expiration Date”), and at par thereafter. The Fund may be obligated to redeem certain of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for the Fund’s VMTP Shares were as follows:

		Term	Optional	Premium
	Series	Redemption Date	Redemption Date	Expiration Date
New York AMT-Free Income (NRK)	2014	October 1, 2014	October 1, 2012	September 30, 2012

The average liquidation value of VMTP Shares outstanding and annualized dividend rate for the Fund during the six months ended March 31, 2014, were as follows:

	New York
	AMT-Free
	Income
	(NRK	)
Average liquidation value of VMTP Shares outstanding	$50,700,000
Annualized dividend rate	1.10%

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VMTP Shares generally do not trade, and market quotations are generally not available. VMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount established at the time of issuance. The fair value of VMTP Shares is expected to be approximately their liquidation par value so long as the fixed “spread” on the VMTP Shares remains roughly in line with the “spread” rates being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Fund’s Adviser has determined that the fair value of VMTP Shares is their liquidation value, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation value of VMTP Shares is recorded as a liability and recognized as “Variable Rate MuniFund Term Preferred (“VMTP”) Shares, at liquidation value” on the Statement of Assets and Liabilities.

Dividends on the VMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on VMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Offering costs incurred in connection with the Fund’s offering of VMTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

Variable Rate Demand Preferred Shares
The following Funds have issued and outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation value per share. VRDP Shares are issued via private placement and are not publicly available.

As of March 31, 2014, the details of the Funds’ VRDP Shares outstanding are as follows:

			Shares Outstanding at
		Shares	$100,000 Per Share
	Series	Outstanding	Liquidation Value	Maturity
New York Performance Plus (NNP)	1	890	$89,000,000	March 1, 2040
New York AMT-Free Income (NRK)
	1	1,123	$112,300,000	August 1, 2040
	2	1,648	$164,800,000	August 1, 2040
	3	1,617	$161,700,000	December 1, 2040
	4	500	$50,000,000	June 1, 2040

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that purchase orders for VRDP Shares in a remarketing are not sufficient in number to be matched with the sale orders in that remarketing. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee of .10% of the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation value. If remarketings for VRDP Shares are continuously unsuccessful for six months, the maximum rate is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

The average liquidation value of VRDP Shares outstanding and annualized dividend rate for each Fund during the six months ended March 31, 2014, were as follows:

	New York		New York
	Performance		AMT-Free
	Plus		Income
	(NNP	)	(NRK	)
Average liquidation value of VRDP Shares outstanding	$89,000,000		$488,800,000
Annualized dividend rate	.15%		.12%

For financial reporting purposes, the liquidation value of VRDP Shares is a liability and is recognized as “Variable Rate Demand Preferred (“VRDP”) Shares, at liquidation value” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on the VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded

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Notes to Financial Statements (Unaudited) (continued)

as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offerings costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement of Operations.

Indemnifications
Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis.

As of March 31, 2014, New York Value 2 (NYV) was invested in swap contracts that are subject to netting agreements and further described in Note 3 – Portfolio Securities and Investments in Derivatives. As of March 31, 2014, none of the other Funds were invested in any portfolio securities or derivatives that are subject to netting agreements.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.

Investment Valuation
Prices of municipal bonds and swap contracts are provided by a pricing service approved by the Funds’ Board of Directors/Trustees. These securities are generally classified as Level 2. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors/Trustees or its designee.

84	Nuveen Investments

Fair Value Measurements
Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

New York Value (NNY)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$143,032,826	$—	$143,032,826
New York Value 2 (NYV)
Long-Term Investments*:
Municipal Bonds	$—	$35,189,867	$—	$35,189,867
Investments in Derivatives:
Interest Rate Swaps**	—	110,690	—	110,690
Total	$—	$35,300,557	$—	$35,300,557
New York Performance Plus (NNP)
Long-Term Investments*:
Municipal Bonds	$—	$340,309,855	$—	$340,309,855
Common Stocks	2,520,825	—	—	2,520,825
Convertible Preferred Securities	343,316	—	—	343,316
Total	$2,864,141	$340,309,855	$—	$343,173,996
New York Dividend Advantage (NAN)
Long-Term Investments*:
Municipal Bonds	$—	$198,787,174	$—	$198,787,174
New York Dividend Advantage 2 (NXK)
Long-Term Investments*:
Municipal Bonds	$—	$138,903,476	$—	$138,903,476
New York AMT-Free Income (NRK)
Long-Term Investments*:
Municipal Bonds	$—	$1,884,663,616	$—	$1,884,663,616

*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

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Notes to Financial Statements (Unaudited) (continued)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”).

An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” The Fund’s Statement of Assets and Liabilities shows only the inverse floaters and not the underlying bonds as an asset and does not reflect the short-term floating rate certificates as liabilities. Also, the Fund reflects in “Investment Income” only the net amount of earnings on its inverse floater investment (net of the interest paid to the holders of the short-term floating rate certificates and the expenses of the trust), and does not show the amount of that interest paid as an interest expense on the Statement of Operations.

An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust, at their liquidation value, as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the six months ended March 31, 2014, were as follows:

					New York		New York		New York		New York
	New York		New York		Performance		Dividend		Dividend		AMT-Free
	Value		Value 2		Plus		Advantage		Advantage 2		Income
	(NNY	)	(NYV	)	(NNP	)	(NAN	)	(NXK	)	(NRK	)
Average floating rate obligations outstanding	$3,255,000		$—		$33,964,780		$17,063,901		$11,908,626		$131,206,264
Average annual interest rate and fees	.35%		—%		.44%		.43%		.43%		.48%

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As of March 31, 2014, the total amount of floating rate obligations issued by each Fund’s self-deposited inverse floaters and externally-deposited inverse floaters was as follows:

					New York		New York		New York		New York
	New York		New York		Performance		Dividend		Dividend		AMT-Free
	Value		Value 2		Plus		Advantage		Advantage 2		Income
	(NNY	)	(NYV	)	(NNP	)	(NAN	)	(NXK	)	(NRK	)
Floating rate obligations: self-deposited inverse floaters	$3,255,000		$—		$32,745,000		$16,365,000		$11,440,000		$129,820,000
Floating rate obligations: externally-deposited inverse floaters	975,000		2,000,000		18,235,000		9,565,000		1,680,000		44,220,000
Total	$4,230,000		$2,000,000		$50,980,000		$25,930,000		$13,120,000		$174,040,000

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of March 31, 2014, each Fund’s maximum exposure to the floating rate obligations issued by externally-deposited Recourse Trusts, was as follows:

					New York		New York		New York		New York
	New York		New York		Performance		Dividend		Dividend		AMT-Free
	Value		Value 2		Plus		Advantage		Advantage 2		Income
	(NNY	)	(NYV	)	(NNP	)	(NAN	)	(NXK	)	(NRK	)
Maximum exposure to Recourse Trusts	$—		$2,000,000		$9,375,000		$7,245,000		$—		$31,665,000

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Swap Contracts
Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay or receive, in the future, a fixed or variable rate payment in exchange for the counterparty receiving or paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond’s maturity). Swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that a Fund is to receive. Swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), a Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of swaps.” Income received or paid by a Fund is recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of a swap contract and are equal to the difference between a Fund’s basis in the swap and the proceeds from (or cost of) the closing transaction. Payments received or made at the beginning of the measurement period are recognized as a component of “Interest rate swap premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable. For tax purposes, periodic payments are treated as ordinary income or expense.

Nuveen Investments	87

Notes to Financial Statements (Unaudited) (continued)

During the six months ended March 31, 2014, New York Value 2 (NYV) continued to use forward interest rate swaps to manage the duration of the Fund’s portfolio and to reduce its price volatility risk to movements in U.S. interest rates relative to the Fund’s benchmark.

The average notional amount of interest rate swap contracts outstanding during the six months ended March 31, 2014, was as follows:

	New York
	Value 2
	(NYV	)
Average notional amount of interest rate swap contracts outstanding*	$2,750,000

*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all swap contracts held by New York Value 2 (NYV) as of March 31, 2014, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
		Unrealized appreciation
Interest rate	Swaps	on interest rate swaps	$110,690	—	$ —

The following table presents the Fund’s swap contracts subject to netting agreements and the collateral delivered related to those swap contracts.

		Gross	Gross	Amounts	Net Unrealized
		Unrealized	Unrealized	Netted on	Appreciation		Collateral
		Appreciation	Depreciation	Statement of	(Depreciation	)	Pledged
		on Interest	on Interest	Assets and	on Interest		to (from	)	Net
Fund	Counterparty	Rate Swaps*	Rate Swaps*	Liabilities	Rate Swaps		Counterparty		Exposure
New York Value 2 (NYV)	Barclays Bank PLC	$110,690	$—	$—	$110,690		$(110,690)		$—

*	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the six months ended March 31, 2014, and the primary underlying risk exposure.

			Net Realized		Change in Net Unrealized
	Underlying	Derivative	Gain (Loss	)	Appreciation (Depreciation	)
Fund	Risk Exposure	Instrument	from Swaps		of Swaps
New York Value 2 (NYV)	Interest rate	Swaps	$—		$(72,251)

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

88	Nuveen Investments

4. Fund Shares

Common Shares
Transactions in common shares were as follows:

	New York Value (NNY)		New York Value 2 (NYV)		New York Performance Plus (NNP)
	Six Months		Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	3/31/14	9/30/13	3/31/14	9/30/13	3/31/14	9/30/13
Common shares:
Issued to shareholders due to reinvestment of distributions	—	14,833	—	849	—	17,886

	New York Dividend Advantage (NAN)		New York Dividend Advantage 2 (NXK)		New York AMT-Free Income (NRK)
	Six Months		Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	3/31/14	9/30/13	3/31/14	9/30/13	3/31/14	9/30/13
Common shares:
Issued in reorganizations	—	—	—	—	—	84,111,257
Issued to shareholders due to reinvestment of distributions	—	—	—	—	—	687
Repurchased and retired	—	—	(5,300)	—	—	—
Weighted average common share:
Price per share repurchased and retired	—	—	$12.22	—	—	—
Discount per share repurchased and retired	—	—	13.42%	—	—	—

Preferred Shares
New York Dividend Advantage (NAN), New York Dividend Advantage 2 (NXK) and New York AMT-Free Income (NRK) did not have any transactions in MTP Shares during the six months ended March 31, 2014 and fiscal year ended September 30, 2013.

New York AMT-Free Income (NRK) did not have any transactions in VMTP Shares during the six months ended March 31, 2014.

Transactions in VMTP Shares for the Funds, where applicable, were as follows:

	Year Ended
	September 30, 2013
New York AMT-Free Income (NRK)	Series	Shares	Amount
VMTP Shares issued in connection with the reorganizations	2014	507	$50,700,000

New York Performance Plus (NNP) did not have any transactions in VRDP Shares during the six months ended March 31, 2014 and fiscal year ended September 30, 2013. New York AMT-Free Income (NRK) did not have any transactions in VRDP Shares during the six months ended March 31, 2014.

Transactions in VRDP Shares for the Funds, where applicable, were as follows:

	Year Ended
	September 30, 2013
New York AMT-Free Income (NRK)	Series	Shares	Amount
VRDP Shares issued in connection with the reorganizations
	1	1,123	$112,300,000
	2	1,648	164,800,000
	3	1,617	161,700,000
	4	500	50,000,000
Total		4,888	$488,800,000

Nuveen Investments	89

Notes to Financial Statements (Unaudited) (continued)

5. Investment Transactions
Purchases and sales (including maturities but excluding short-term investments and derivative transactions, where applicable) during the six months ended March 31, 2014, were as follows:

					New York		New York		New York		New York
	New York		New York		Performance		Dividend		Dividend		AMT-Free
	Value		Value 2		Plus		Advantage		Advantage 2		Income
	(NNY	)	(NYV	)	(NNP	)	(NAN	)	(NXK	)	(NRK	)
Purchases	$9,440,293		$3,538,255		$27,182,085		$16,168,252		$6,004,557		$216,841,685
Sales and maturities	18,366,684		4,248,967		31,201,546		26,464,168		9,215,134		234,891,602

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and New York state income taxes, and in the case of New York AMT-Free Income (NRK) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

As of March 31, 2014, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

					New York		New York		New York		New York
	New York		New York		Performance		Dividend		Dividend		AMT-Free
	Value		Value 2		Plus		Advantage		Advantage 2		Income
	(NNY	)	(NYV	)	(NNP	)	(NAN	)	(NXK	)	(NRK	)
Cost of investments	$133,172,536		$31,610,925		$297,053,896		$174,927,465		$123,130,923		$1,695,879,326
Gross unrealized:
Appreciation	$7,768,844		$3,949,909		$19,432,152		$10,447,768		$6,984,207		$103,360,390
Depreciation	(1,165,649)		(370,967)		(6,058,425)		(2,954,875)		(2,651,738)		(44,391,044)
Net unrealized appreciation (depreciation) of investments	$6,603,195		$3,578,942		$13,373,727		$7,492,893		$4,332,469		$58,969,346

Permanent differences, primarily due to federal taxes paid, taxable market discount, nondeductible offering costs, distribution reclasses and reorganization adjustments resulted in reclassifications among the Funds’ components of common share net assets as of September 30, 2013, the Funds’ last tax year end, as follows:

					New York		New York	New York	New York
	New York		New York		Performance		Dividend	Dividend	AMT-Free
	Value		Value 2		Plus		Advantage	Advantage 2	Income
	(NNY	)	(NYV	)	(NNP	)	(NAN )	(NXK )	(NRK	)
Paid-in-surplus	$—		$7,456		$(34,902)		$(247,629)	$(154,044)	$11,157,445
Undistributed (Over-distribution of) net investment income	(45,912)		(9,685)		31,401		267,247	169,297	1,922,157
Accumulated net realized gain (loss)	45,912		2,229		3,501		(19,618)	(15,253)	(13,079,602)

90	Nuveen Investments

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of September 30, 2013, the Funds’ last tax year end, were as follows:

					New York		New York		New York		New York
	New York		New York		Performance		Dividend		Dividend		AMT-Free
	Value		Value 2		Plus		Advantage		Advantage 2		Income
	(NNY	)	(NYV	)	(NNP	)	(NAN	)	(NXK	)	(NRK	)
Undistributed net tax-exempt income1	$611,241		$122,642		$3,015,187		$1,543,739		$534,485		$12,015,027
Undistributed net ordinary income2	16,703		1,884		—		3,005		16,899		—
Undistributed net long-term capital gains	—		—		—		—		—		—

1	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on September 3, 2013, and paid on October 1, 2013.
2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended September 30, 2013 was designated for purposes of the dividends paid deduction as follows:

					New York		New York		New York		New York
	New York		New York		Performance		Dividend		Dividend		AMT-Free
	Value		Value 2		Plus		Advantage		Advantage 2		Income
	(NNY	)	(NYV	)	(NNP	)	(NAN	)	(NXK	)	(NRK	)
Distributions from net tax-exempt income	$5,991,531		$1,578,892		$13,147,980		$8,518,069		$5,706,057		$27,301,455
Distributions from net ordinary income2	24,301		—		40,530		10,192		12,328		1
Distributions from net long-term capital gains	220,219		—		587,618		285,372		148,587		74,697

2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

As of September 30, 2013, the Funds’ last tax year end, the following Fund had unused capital loss carryforwards available for federal tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration retain the character reflected and will be utilized first by a Fund, while the losses subject to expiration are considered short-term.

	New York
	Value 2
	(NYV	)
Not subject to expiration:
Short-term losses	$63,107
Long-term losses	526,934

During the Funds’ last tax year ended September 30, 2013, the following Fund utilized capital loss carryforwards as follows:

	New York
	Value 2
	(NYV	)
Utilized capital loss carryforwards	$3,282

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Funds have elected to defer losses as follows:

			New York		New York		New York		New York
	New York		Performance		Dividend		Dividend		AMT-Free
	Value		Plus		Advantage		Advantage 2		Income
	(NNY	)	(NNP	)	(NAN	)	(NXK	)	(NRK	)
Post-October capital losses3	$867,331		$969,128		$858,827		$539,144		$13,771,873
Late-year ordinary losses4	—		—		—		—		—

3	Capital losses incurred from November 1, 2012 through September 30, 2013, the Funds’ last tax year end.
4	Ordinary losses incurred from January 1, 2013 through September 30, 2013, and specified losses incurred from November 1, 2012 through September 30, 2013.

Nuveen Investments	91

Notes to Financial Statements (Unaudited) (continued)

7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components — a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser and for New York Value (NNY) a gross interest income component. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

New York Value (NNY) pays an annual fund-level fee, payable monthly, of .15% of the average daily net assets* of the Fund, as well as 4.125% of the gross interest income (excluding interest on bonds underlying a “self-deposited inverse floater” trust that is attributed to the Fund over and above the net interest earned on the inverse floater itself) of the Fund.

The annual fund-level fee for the following Funds, payable monthly, is calculated according to the following schedules:

New York Performance Plus (NNP)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For the next $3 billion	.3875
For managed assets over $5 billion	.3750

New York Value 2 (NYV)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4000%
For the next $125 million	.3875
For the next $250 million	.3750
For the next $500 million	.3625
For the next $1 billion	.3500
For managed assets over $2 billion	.3375

New York Dividend Advantage (NAN)
New York Dividend Advantage 2 (NXK)
New York AMT-Free Income (NRK)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For managed assets over $2 billion	.3750

92	Nuveen Investments

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of March 31, 2014, the complex-level fee rate for each of these Funds was .1668%.

The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Subsequent Events

Refinancing of MTP and VMTP Shares
Subsequent to the close of this reporting period, New York AMT-Free (NRK) redeemed all series of its MTP and VMTP Shares, at their $10.00 and $100,000 liquidation value per share, respectively, plus dividend amounts owed, with the proceeds from $79,000,000 of newly issued Series 2017 Institutional MuniFund Term Preferred (“iMTP”) Shares. On April 1, 2014, Series 2017 iMTP Shares were issued to qualified institutional buyers in a private offering pursuant to Rule 144A of the Securities Act of 1933 and New York AMT-Free’s (NRK) MTP and VMTP Shares were redeemed on April 11, 2014.

Agreement and Plan of Merger
On April 14, 2014, TIAA-CREF, a national financial services organization, announced that it had entered into an agreement (the “Purchase Agreement”) to acquire Nuveen Investments, the parent company of the Adviser. The transaction is expected to be completed by the end of the year, subject to customary closing conditions, including obtaining necessary Nuveen Fund and client consents sufficient to satisfy the terms of the Purchase Agreement and obtaining customary regulatory approvals. There can be no assurance that the transaction described above will be consummated as contemplated or that necessary conditions will be satisfied.

The consummation of the transaction will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940) of the investment management agreements between the Nuveen Funds and the Adviser and the investment sub-advisory agreements between the Adviser and each Nuveen Fund’s sub-adviser or sub-advisers, and will result in automatic termination of each agreement. It is anticipated that the Board of Directors/Trustees of the Nuveen Funds (the “Board”) will consider a new investment management agreement with the Adviser and new investment sub-advisory agreements with each sub-adviser. If approved by the Board, the new agreements will be presented to the Nuveen Funds’ shareholders for approval, and, if so approved by shareholders, will take effect upon consummation of the transaction or such later time as shareholder approval is obtained.

The transaction is not expected to result in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.

Nuveen Investments	93

Additional
Fund Information

Board of Trustees
William Adams IV*	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson
William J. Schneider	Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

* Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm Ernst & Young LLP Chicago, IL 60606	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Information
Each Fund intends to repurchase shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NNY	NYV	NNP	NAN	NXK	NRK
Common shares repurchased	—	—	—	—	5,300	—

94	Nuveen Investments

Glossary of Terms Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make periodic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to make periodic payments based on a floating rate of interest based on an underlying index. Alternatively, both series of cashflows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indexes.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■
Lipper New York Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

Nuveen Investments	95

Glossary of Terms Used in this Report Process (continued)

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond New York Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade New York municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

96	Nuveen Investments

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments	97

Notes

98	Nuveen Investments

Notes

Nuveen Investments	99

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $225 billion as of March 31, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com

ESA-A-0314D 1225-INV-B05/15

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period*	(a)	(b)	(c)	(d)*
	TOTAL NUMBER OF SHARES (OR UNITS) PURCHASED	AVERAGE PRICE PAID PER SHARE (OR UNIT)	TOTAL NUMBER OF SHARES (OR UNITS) PURCHASED AS PART OF PUBLICLY ANNOUNCED PLANS OR PROGRAMS	MAXIMUM NUMBER (OR APPROXIMATE DOLLAR VALUE) OF SHARES (OR UNITS) THAT MAY YET BE PURCHASED UNDER THE PLANS OR PROGRAMS
OCTOBER 1-31, 2013	0		0	650,000
NOVEMBER 1-30, 2013	5,300	$12.22	5,300	644,700
DECEMBER 1-31, 2013	0		0	644,700
JANUARY 1-31, 2014	0		0	644,700
FEBRUARY 1-28, 2014	0		0	644,700
MARCH 1-31, 2014	0		0	644,700
TOTAL	5,300		0
* The registrant's repurchase program, for the repurchase of 650,000 shares, was authorized November 15, 2012.  The program was reauthorized for a maximum repurchase amount of 650,000 shares on November 20, 2013.  Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen New York Dividend Advantage Municipal Fund 2

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: June 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: June 5, 2014

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
 (principal financial officer)

Date: June 5, 2014